Execution Version

Exhibit 10.1

AMENDED AND RESTATED
DEFINITIVE TRANSACTION FRAMEWORK AGREEMENT
BY AND AMONG
GENERAL MOTORS LLC,
State Street Bank and Trust CompanY,
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
AND
PRUDENTIAL FINANCIAL, INC.
October 31, 2012

NYI-4483146v3

NYI-4483146v3                         - i-

NYI-4483146v3                         - ii-

NYI-4483146v3                         - iii-

TABLE OF CONTENTS

APPENDICES

Appendix	Title
Appendix 1.1-A	Form of Group Annuity Contract
Appendix 1.1-B	Form of GA 300 True-Up Amendment
Appendix 1.3	Forms of Annuity Certificates
Appendix 2.1-A	Mechanics for Transfer of Final Plan Portfolio
Appendix 2.1-B	Final Plan Portfolio Transfer Instrument
Appendix 2.6	Asset Valuation Formulas and Methods
Appendix 2.6(d)(I)	List of [**********] that Plan Trustee Intends to Transfer at Closing
Appendix 2.6(d)(II)	List of Additional [**********] that Plan Trustee May Include, in Ranking Order of Preference
Appendix 2.7	Form of Premium Calculation
Appendix 2.12	Dispute Resolution
Appendix 6.6	Projected RBC Ratio Calculation Method
Appendix 6.7	Administrative Transition Process
Appendix 8.2(d)	Insurer Governmental Approvals
Appendix 8.2(e)	Plan Governmental Approvals

EXHIBITS
Exhibit A	Form of Transferred Assets Schedules
Exhibit B	Form of Plan Trustee Agreement
Exhibit C	Form of Final Asset Statement
Exhibit D	Form of Instruction [**********]
Exhibit E	Form of Promissory Note

DISCLOSURE LETTERS
Company Disclosure Letter
Prudential Disclosure Letter

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AMENDED AND RESTATED
DEFINITIVE TRANSACTION FRAMEWORK AGREEMENT
This AMENDED AND RESTATED DEFINITIVE TRANSACTION FRAMEWORK AGREEMENT (this “Agreement”) is dated as of October 31, 2012 (the “DTFA Restatement Date”), and is effective as of May 30, 2012 (the “DTFA Execution Date”) by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), General Motors LLC, a Delaware limited liability company acting in a non-fiduciary capacity as the sponsor of the Plan (the “Company”), and State Street Bank and Trust Company, a Massachusetts trust company, solely in its capacity as the independent fiduciary of the General Motors Retirement Program for Salaried Employees (the “Plan”) with authority and responsibility to represent the Plan and its Plan Participants and Plan Beneficiaries in regard to the transactions set forth herein (the “Independent Fiduciary”). The Insurer, Insurer Parent, the Company, and the Independent Fiduciary as the representative of the Plan are referred to collectively herein as the “Parties.”
WITNESSETH
WHEREAS, the Company has spun off from the Plan various assets and liabilities attributable to active salaried employee participants, deferred vested participants and certain other participants and transferred them to the New Plan, such that the remaining Plan Participants and Plan Beneficiaries in the Plan consist of Covered Lives, Contingent Lives and Beneficiaries (the “Plan Spin-Off”);
WHEREAS, the Company has amended the Plan and provided certain Plan Participants and Plan Beneficiaries in pay status with the right to elect a Lump-Sum Payment;
WHEREAS, the Company has amended the Plan to provide for a Standard Termination of the Plan covering the remaining Plan Participants and Plan Beneficiaries (the “Plan Termination”), and intends to provide to the Plan sufficient funding to meet the requirements for a Standard Termination;
WHEREAS, the Independent Fiduciary has been appointed to represent the Plan and its Plan Participants and Plan Beneficiaries in connection with the purchase of one or more group annuity contracts and has been and will be responsible for the selection of the insurer to provide such annuity contract(s) for all Covered Lives, Contingent Lives and Beneficiaries in accordance with ERISA and applicable guidance, including Interpretive Bulletin 95-1;
WHEREAS, the Insurer wishes to issue to the Plan the Group Annuity Contract on the terms and subject to the conditions set forth herein and therein;
WHEREAS, Insurer Parent expects to derive substantial benefit from the consummation of the transactions contemplated by this Agreement and the Insurer's issuance of the Group Annuity Contract;
WHEREAS, the Company is desirous of proceeding with the Plan's purchase of the Group Annuity Contract from the Insurer in connection with the Plan Termination, and has provided the Plan a commitment to contribute the additional funding necessary to enable the Plan to satisfy Plan benefits in accordance with 29 U.S.C. §4041(b), on the terms and subject to the conditions set forth herein;
WHEREAS, the Independent Fiduciary has determined that the Insurer satisfies the requirements of Interpretive Bulletin 95-1 and will direct the Plan to proceed to purchase the Group Annuity Contract from the Insurer in connection with the termination of the Plan on the terms and subject to the conditions set forth herein;

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WHEREAS, prior to the execution of this Agreement, the Insurer has entered into a letter of understanding with Fidelity, which acts as the recordkeeper and third party administrator for the Plan, setting forth the principal terms governing an Administration and Transition Services Agreement (“ATSA”); and
WHEREAS, the Parties hereto entered into that certain Definitive Transaction Framework Agreement, dated as of the DTFA Execution Date, and have agreed to amend and restate such agreement to read as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION

Section 1.1    Definitions. For purposes of this Agreement:
“Action” means any claim, action, suit, arbitration, complaint, charge, investigation, inquiry or proceeding by or before any Governmental Authority.
“Adjusted Basis Amount” is defined in the Procedures Manual.
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise; provided, however, that none of the United States, the U.S. Department of Treasury nor any Person controlled by the United States or the U.S. Department of Treasury shall be deemed to be an Affiliate of the Company solely because of the ownership, directly or indirectly, by the U.S. Department of Treasury of equity interests in the corporate parent of the Company.
[**********] means the following [**********] (based on [**********] at January 1, 2013):
[**********]
[**********](i.e., greater or equal to [**********])
[**********](i.e., greater or equal to [**********])
[**********](i.e., greater or equal to [**********])
[**********](i.e., greater or equal to [**********])
[**********](i.e., greater or equal to [**********])
[**********](i.e., greater or equal to [**********])
[**********]
“Agreement” is defined in the preamble.
“Alternative Arrangement” is defined in Section 6.7.
“Alternative Transaction Proposal” is defined in Section 6.10.
“Amended Annuity Exhibit” is defined in Section 2.10(c).
“Ancillary Agreements” means the Group Annuity Contract (after giving effect to the restatement of Contract 300 Article P and all exhibits thereto), the Plan Trustee Agreement, the Escrow Agreement, the

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Independent Third Party Agreement, and all other written agreements, documents or certificates to be delivered by a Party, the Plan, the Plan Trustee or the Plan Investment Fiduciary at the Closing.
“Annuitant” means a person to whom the Insurer is required to issue an Annuity Certificate pursuant to the terms of the Group Annuity Contract and this Agreement.
“Annuity Certificate” means an annuity certificate substantially in the applicable forms set forth in Appendix 1.3, with such modifications as may be made by the Insurer as required by, or permitted under, applicable Law.
“Annuity Commencement Date” means (a) January 1, 2013; if the Closing occurs on or prior to the Outside Date or (b) such other date, if applicable, as may be provided pursuant to Section 10.2(d).
"Annuity Commencement Date File" means a file reflecting the names and addresses of Covered Lives, and the amount of each such Covered Life's monthly Annuity Payment, including deductions, overpayment collection amounts, and the net amount, beginning on the Annuity Commencement Date, as provided for in Section 2.10(b).
“Annuity Committee” means the named fiduciary of the Plan which appointed and designated the Independent Fiduciary in connection with the transactions set forth in this Agreement.
“Annuity Exhibit” means the information, in the form of Schedule 1 to Appendix 2.7 (as such form may be amended by mutual consent of the Parties as required to reflect recoupment information), contained on an Ironkey USB drive and which is attached to and made a part of the Group Annuity Contract.
“Annuity Payment” means the monthly payments payable to Annuitants pursuant to the Group Annuity Contract.
[**********]:

[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
“Approved Firm” means any of the firms listed in the letter agreement between the Company and the Insurer dated as of the DTFA Execution Date, unless such entity, or any of its Affiliates, is subject to an agreement with any Party to this Agreement to provide audit, tax or other similar services to such Party or any of its Affiliates; provided, that, if (a) all of such entities are ineligible pursuant to the foregoing limitations or (b) all of such entities are otherwise unavailable, such other nationally recognized independent accounting, actuarial or consulting firm as may be reasonably acceptable to the Company and the Insurer.
“Approved Firm-A” means any of the Approved Firms applicable to Section 6.6(a).
“Approved Firm-B” means any of the Approved Firms applicable to Section 6.6(b).

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“Approved Firm-C” means any of the Approved Firms applicable to Section 2.12.
“Arbitration Disputes” is defined in Section 2.12(a).
“ASC 715” means Accounting Standards Codification Section 715: Compensation-Retirement Benefits.
“ATSA” is defined in the recitals.
“Authorized Control Level RBC” means the denominator determined under the risk-based capital formula in accordance with the RBC instructions.
[**********]
“[**********]Transfer Documentation” means the assignment and assumption agreement(s) or similar transfer documents necessary to permit the transfer of a [**********] to the Insurer.
“Base Data Load File” means the Data Load File delivered to the Insurer on September 24, 2012, as supplemented by the additional information provided to the Insurer on October 2, 2012 together with any data-related assumptions set forth in the "[**********]" file sent by Ying Cao of the Company on [**********]
“[**********]” means [**********].
“Beneficiary” has the meaning ascribed to such term in the Group Annuity Contract.
“Benefit Increase Amount” means, as of any date of determination, for any Covered Life, the amount of the excess, if any, of (i) the post-age 65 total annual benefit amount of such Covered Life set forth in the October 26, 2012 Data Load File, the November 21, 2012 Data Load File or the Final Amended Annuity Exhibit, as applicable over (ii) the post-age 65 total annual benefit amount of such Covered Life set forth in either the Base Data Load File or the DTFA Pricing Date Data File, whichever is greater; provided, that a Benefit Increase Amount will not include the amount of any such excess to the extent such excess is due to (x) a Covered Life being eligible for a Pop-Up Rider (as defined in the Group Annuity Contract) or (y) a change in the form of annuity elected by such Covered Life; provided, further, that if the Closing occurs on November 1, 2012, the Benefit Increase Amount will be equal to zero for purposes of the Closing Final Premium, but, for the avoidance of doubt, could be greater than zero for purposes of the Interim Post-Closing Final Premium or the Post-Closing Final Premium.
“Benefit Increase Premium (NS)” is defined in Section B of the Procedures Manual.
“Benefit Increase Premium (S)” is defined in Section B of the Procedures Manual.
“Bill of Sale” is defined in Appendix 2.1-B.
“[**********]” means each Bank Loan for which, as of the close of business on the second Business Day preceding the Target Closing Date, neither [**********] is available as of such date or no fair market value is indicated by any such source as of such date.
“Broker-Quote Public Bond” means each Public Bond for which, as of the close of business on the second Business Day preceding the Target Closing Date, none of the primary pricing source, secondary pricing source or tertiary pricing source (if any) set forth in Table 1 on Appendix 2.6 is available as of such

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date or no fair market value is indicated by any such source as of such date.
“Business Day” means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are authorized or required by Law to close; provided that October 29, 2012, October 30, 2012 and October 31, 2012 shall be deemed Business Days for purposes of this Agreement.
“Calculating Party” is defined in Section 6.6(c).
“Cash” means (a) currency of the United States of America or wire transfers thereof that is legal tender for payment of all public and private debts and (b) marketable direct obligations issued or unconditionally guaranteed by the United States of America, or issued by any agency thereof, maturing within one year from the date of acquisition thereof.
“Cash Closing Payment” is defined in Section 2.1(a).
“Closing Asset Transfers” is defined in Section 2.1(a).
“Closing Asset Valuation” is defined in Section 2.11(a).
“Closing Broker-Quote Valuations” is defined in Section 2.10(a).
“Closing CMA Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Closing” is defined in Section 2.1(b).
“Closing Date” is defined in Section 2.1(b).
“Closing Date Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section E of the Procedures Manual.
“Closing Final Premium” is defined in Section 2.9(c).
“Closing [**********] Adjustment” means the total dollar price adjustment to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium relating to [**********] as of the close of business on the last Business Day prior to the Closing Date, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.
“Closing PFS Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium, and the Post-Closing Final Premium determined as of the close of business on the last Business Day prior to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Closing SCA Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the

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Procedures Manual.
“CMA Adjustment” means, as of the dates as provided in this Agreement, the adjustment that would be applied to the Closing Final Premium if the Closing were to occur on such date, with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to such date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Code” means the Internal Revenue Code of 1986.
“Company” is defined in the preamble.
“Company Action Level Risk-Based Capital” means, with respect to any insurer, the product of 2.0 and its Authorized Control Level RBC.
“Company Controlled Group” means the Company and its Affiliates.
“Company Disclosure Letter” means the disclosure letter as delivered by the Company to the other Parties on the DTFA Execution Date.
“Company's Knowledge” means the actual knowledge of any officer of the Company responsible for the day to day administration or oversight of the Plan or directly involved in the negotiation of this Agreement or the transactions contemplated hereby, in each case, (a) after making appropriate inquiry of those people reporting directly to such officer who have substantial responsibility for the relevant subject matter, and (b) if none of such officers or people reporting directly to them have substantial responsibility for the subject matter that is the subject of the relevant representation, after making appropriate inquiry of an officer of the Company that has substantial responsibility for such subject matter.
“Company MAC” means the occurrence or existence of any fact, circumstance, change, development, condition or event subsequent to the DTFA Execution Date that individually or in the aggregate would, or would reasonably be expected to, [**********]
“Company Provided Life-by-Life Information” is defined in the Procedures Manual.
“Compelled Disclosing Party” is defined in Section 11.14(d).
“Confidential Information” means all business and technical information or processes, stored in any medium, to the extent the same is reasonably construed or generally accepted as containing a trade secret, proprietary or confidential information of or belonging to any Party, its Representatives, its Affiliates or its Affiliates' Representatives, including know-how and trade secrets, customer or client requirements and lists, Insurer Provided Life-by-Life Information, the Company Provided Life-by-Life Information, the Procedures Manual, the Identified CD-ROM, technology, software and data processing procedures, insurance, actuarial, accounting and financial data, management systems, records and any other information that is designated as confidential, and the portions of any reports or other documents prepared by the Independent Third Party, the Approved Firms or any arbitrator or staff thereof or any other professional engaged in connection with this Agreement and any report or other document prepared by a receiving Party that contains or incorporates Confidential Information of a disclosing Party. Confidential Information includes information communicated orally, in writing or in any other recorded or tangible form, includes information supplied by the disclosing Party and includes information delivered prior to the DTFA Execution Date pursuant to the Confidentiality Agreements. Information received by the receiving Party containing trade secrets or proprietary or confidential information constitutes Confidential Information.

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“Confidentiality Agreements” means, collectively, (i) the Confidentiality Agreement, dated September 9, 2011, between the Insurer and the Company, as amended, (ii) the confidentiality provisions set forth in the Independent Fiduciary's engagement agreement dated March 16, 2012, (iii) the Confidentiality Agreement, dated February 23, 2012, between the Company, the Independent Fiduciary and the Annuity Committee, and (iv) the Confidentiality Agreement, entered into in March, 2012, between the Insurer and the Independent Fiduciary.
“[**********] Asset” means any [**********] in the Final Plan Portfolio that is within the In-Kind Asset Tolerances set forth and described in Section I of the Procedures Manual. A Promissory Note shall be deemed a [**********]; provided, however, that any [**********] transferred in satisfaction of a Promissory Note will be considered a [**********] if within the In-Kind Asset Tolerances set forth and described in Section I of the Procedures Manual; provided, further, that any Cash or [**********] transferred in satisfaction of a Promissory Note shall be deemed a [**********] Asset.
“Consents” means any consent, approval (or deemed approval after the expiry of all appropriate waiting periods), authorization, notice, permission or waiver.
“Contingent Lives” has the meaning ascribed to such term in the Group Annuity Contract.
“Contract” means any legally enforceable agreement, contract, commitment, instrument, undertaking, lease, note, mortgage, indenture, license or arrangement, whether written or oral.
“Contract 300” means Group Annuity Contract No. 300, as amended, including Contract 300 Article A, Contract 300 Article M and Contract 300 Article P.
“Contract 300 Article A” means Article A of Group Annuity Contract No. 300, as amended, issued by Aetna Life Insurance Company.
“Contract 300 Article M” means Article M of Group Annuity Contract No. 300, as amended, issued by Metropolitan Life Insurance Company.
“Contract 300 Article P” means, prior to Closing, Article P of Group Annuity Contract No. 300, as amended, issued by Insurer.
“Contract 300 Portfolio P” means, as of any date of determination, the assets held in the Insurer's separate account VCA-GA-7436, as that separate account exists as of such date used by the Insurer to satisfy the Insurer's liabilities under Contract 300 Article P.
“Covered Lives” has the meaning ascribed to such term in the Group Annuity Contract.
“Covered Period” is defined in Appendix 6.6.
“Credit Rating Agencies” means each of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch Ratings Ltd., and their respective successors and assigns.
“Data Load File” is defined in Appendix 6.7 and will be delivered in accordance with this Agreement, including Appendix 6.7.
“Determination Letter” means a favorable letter issued by the Internal Revenue Service regarding the tax-qualified status of the Plan under Code § 401(a).

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“Disclosure Letters” means, collectively, the Company Disclosure Letter and the Prudential Disclosure Letter.
“Dispute” means any claim, counterclaim, demand, cause of action, controversy or dispute.
“DRO” means a Qualified Domestic Relations Order as set forth in ERISA § 206(d)(3) and Code § 401(a)(13)(B).
“Dry-Run Closing Premium” is defined in Section 2.7(a).
“Dry-Run Post-Solicitation Premium” is defined in Section 2.5(a).
“DTFA Execution Date” is defined in the preamble.
“DTFA Execution Pricing Methodologies” is defined in Section 7.8.
“DTFA Pricing Date” means April 30, 2012.
“DTFA Pricing Date Data File” means the Data Load File delivered on April 13, 2012 together with any data-related assumptions the Company and the Insurer agreed to in connection therewith.
“DTFA Restatement Date” is defined in the preamble.
“[**********]” means, with respect to each [**********], the percentage set forth in the following table across from such [**********]:

[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
[**********]	[**********]
“Enforceability Exception” is defined in Section 3.2.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Escrow Account” means the account established pursuant to the Escrow Agreement.
“Escrow Agent” means U.S. Bank, National Association.
“Escrow Agreement” means the escrow agreement, dated as of May 30, 2012, between the Company, the Insurer Parent and the Escrow Agent and effective as of the DTFA Execution Date.
[**********]Newco[**********]Newco[**********]Newco[**********]Newco [**********][**********]Newco[**********]Newco[**********]Newco[**********]“
Expected Data Finalization Date” is defined in the Group Annuity Contract.

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“Extension Period” is defined in Section 10.2(d)(i).
“Fidelity” means Fidelity Workplace Services, LLC.
“Final Amended Annuity Exhibit” is defined in Section 2.11(c).
“Final Asset Statement” is defined in Section 2.6(a).
“Final Data Load File” means the proposed Final Amended Annuity Exhibit delivered in accordance with Section 2.11(c). The Final Data Load File (and Final Amended Annuity Exhibit) will also include the recoupment information on prior Plan benefit overpayments with respect to Covered Lives for which a certification has been provided pursuant to Section 7.11.
“Final Data Load File Delivery Date” is defined in Section 2.11(c).
“Final Plan Portfolio” means the portfolio of [**********] set forth on the Transferred Assets Schedule. For the avoidance of doubt, (i) the assets in Contract 300 Portfolio P at Closing and the Promissory Note that the Plan Trustee delivers to the Insurer at Closing are part of the Final Plan Portfolio as of Closing, (ii) the [**********]which the Plan Trustee intends to transfer to the Insurer on the Promissory Note Maturity Date are not included in the Final Plan Portfolio at Closing, and (iii) on and following the Promissory Note Maturity Date, the Final Plan Portfolio includes any [**********] or Cash the Plan Trustee transfers to the Insurer in satisfaction of such Promissory Note.
“Final Pre-Closing Asset Valuation” is defined in Section 2.6(d).
“Firm Limit” is defined in Section I of the Procedures Manual.
[**********] Assets” means a total amount of [**********] up to the lesser of (a) [**********] of the Closing Final Premium or (b) [**********], but in no event to be less than [**********], as discussed in Section I of the Procedures Manual.
“Form 500” means PBGC Form 500 filed in connection with the Plan's termination, and described in 29 C.F.R. § 4041.25.
“Form 501” means PBGC From 501 filed to certify the distribution of all Plan benefits, and described in 29 C.F.R. § 4041.29.
“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.
“GAAP [**********]” is defined in Section 2.4(c)(i).
“General Account” means the Insurer's general account.
“Governmental Approval” means any Consent of a Governmental Authority.
“Governmental Authority” means any federal, state, municipal, foreign or local government or quasi-governmental authority or any regulatory or administrative body, department, agency, insurance commission or commissioner, subdivision, court or other tribunal, arbitrator or arbitral body of any of the foregoing.
“[**********]” is defined in Section 2.23(b).

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“Group Annuity Contract” means a single premium, non-participating group annuity contract, and all exhibits thereto, that amends and restates Contract 300 Article P and is issued by the Insurer in the form of Appendix 1.1-A.
“Group Annuity Contract Issuance” is defined in Section 2.1(a).
“Guaranteed Separate Account” means the Insurer's dedicated, non-commingled separate account identified as [**********] that will be used to pay all or a portion of the Annuity Payments due under the Group Annuity Contract.
“[**********]” is defined in Section 6.5(c) and determined in accordance with Appendix 6.6.
“Identified CD-ROM” means the CD-ROM containing (a) the version of each Microsoft Excel spreadsheet to which the Company and the Plan have been provided access that were uploaded by the Insurer to the VDR folder titled "As of October 29 2012 (A_R DTFA)" between 03:54 p.m. New York City time and 03:56 p.m. New York City time on October 29, 2012, and (b) the Procedures Manual, as the same may be updated in accordance with Section 2.20. Such items will be downloaded by RR Donnelly onto a tangible CD-ROM on the DTFA Restatement Date, or as promptly as practical thereafter, and will be initialed by the Company and the Insurer.
“IF Engagement Letter” has the meaning set forth in Section 3.4.
“Incremental Final [**********] Adjustment” is the adjustment to the Post-Closing Final Premium defined in Section I of the Procedures Manual.
“Incremental Interim [**********] Adjustment” is the adjustment to the Interim Post-Closing Final Premium and the Post-Closing Final Premium defined in Section I of the Procedures Manual.
“Indemnified Party” is defined in Section 9.1.
“Independent Fiduciary” is defined in the preamble.
“Independent Fiduciary Controlled Group” means the Independent Fiduciary and its Affiliates.
“Independent Fiduciary MAC” means the occurrence, in the sole discretion of the Independent Fiduciary, of a material adverse change in the Insurer subsequent to the DTFA Execution Date that would cause the selection of the Insurer to fail to satisfy ERISA and applicable guidance, including Interpretive Bulletin 95-1.
“Independent Third Party” means KPMG, LLP, or such other independent firm selected jointly by the Company and the Insurer.
“Independent Third Party Agreement” means the agreement between the Independent Third Party, the Company, and the Insurer in connection with premium verification and dispute resolution services outlined in this Agreement.
“In-Kind Asset Information” is defined in Section H of the Procedures Manual.
“In-Kind Asset Tolerances” means the percentage limits for assets set forth and described in Section I of the Procedures Manual.
“Insurer” is defined in the preamble.

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“Insurer MAC” means the occurrence of any fact, circumstance, change, development, condition or event subsequent to the DTFA Execution Date that individually or in the aggregate would, or would be reasonably expected to, cause the [**********], at any point subsequent to the DTFA Execution Date, to be less than [**********]
“Insurer Parent” is defined in the preamble.
“Insurer Provided Life-by-Life Information” is defined in the Procedures Manual.
“Interim Closing Asset Valuation” is defined in Section 2.10(a).
“Interim Post-Closing Final Premium” is defined in Section 2.10(e)(ii).
“Interim Post-Closing Insurer Payment” is defined in Section 2.10(f)(i).
“Interim Post-Closing Plan Payment” is defined in Section 2.10(f)(ii).
“Interim Post-Closing Post-Solicitation Premium” is defined in Section 2.10(e)(i).
“Interpretive Bulletin 95-1” means the U.S. Department of Labor's interpretive bulletin codified at 29 C.F.R. § 2509.95-1.
“Joint Written Direction” is defined in the Escrow Agreement.
“Law” means any federal, state, foreign or local law, statute, ordinance, regulation, rule or Order of any Governmental Authority.
“Liability” means any direct or indirect liability, debt, obligation, commitment, guaranty, claim, loss, damage, deficiency, penalty, fine, cost or expense of any kind, whether relating to payment, performance or otherwise, known or unknown, fixed, absolute or contingent, accrued or unaccrued, matured or unmatured, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, whenever and however arising (including whether or not required to be reflected or reserved against on the financial statements of the obligor under GAAP).
“Liens” means any lien, mortgage, security interest, pledge, deposit, encumbrance, restrictive covenant or other similar restriction.
“Liquidity Actions” means the taking of any of the following actions during the Covered Period: (i) [**********] during the Covered Period, [**********] in the aggregate; or (ii) [**********] and (b) [**********]
“Liquidity Cap” means an amount equal to [**********].
“Liquidity Requirement” means an amount in cash, as determined seven [**********] the Target Closing Date, equal to (A) minus (B), where (A) equals [**********] as calculated pursuant to Appendix 2.6 (which, for the avoidance of doubt, does not include [**********] and (B) equals (i) [**********] plus (ii) [**********] or if [**********] at such time, then the [**********] in connection with [**********] (currently expected to be in the range of [**********] plus (iii) [**********] plus (iv) with respect to the [**********] necessary to (a) [**********] and (b) [**********], where determinations for both (a) and (b) shall be made by [**********].

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“Losses” means any and all liabilities, losses, damages, expenses (including reasonable expenses of investigation, enforcement and collection and reasonable attorneys' and accountants' fees and expenses, in each case, in connection with any Action), costs, fines, fees, penalties and obligations.
“Lump-Sum Election” means the timely and legally binding election by a Solicited Electing Life to receive a Lump-Sum Payment in accordance with the Lump-Sum Solicitation and the applicable Plan provisions.
“Lump-Sum Election Period” means the period from June 1, 2012 to the earlier to occur of (i) September 30, 2012 and (ii) the last date on which a Lump-Sum Payment was made.
“Lump-Sum Payment” means the single, lump-sum payment to a Solicited Electing Life.
“Lump-Sum Payment Period” means the period during which Lump-Sum Payments were made pursuant to the Lump-Sum Elections, but in no event may such Lump-Sum Payment Period extend beyond September 30, 2012.
“Lump-Sum Solicitation” means the offering by the Plan to the Solicited Lives of a right to elect a Lump-Sum Payment during the Lump-Sum Election Period.
“Material Litigation” means any Action that (a) has been initiated by the U.S. Department of Labor or other Governmental Authority against the Company, the Plan, the Insurer or any fiduciary of the Plan (including the Independent Fiduciary) that challenges the consummation of the transactions contemplated hereby (including the Lump-Sum Solicitation) or that otherwise asserts that such transactions violate applicable Law, or (b) has been initiated by a Person other than a Governmental Authority against the Company, the Plan, the Insurer or the Independent Fiduciary that challenges the consummation of the transactions contemplated hereby (including the Lump-Sum Solicitation) or that otherwise asserts that such transactions violate applicable Law and that, in the case of this clause (b), would reasonably be expected to have a material adverse effect on the transactions contemplated hereby.
“Mortality Table” is defined in Section 2.4(c)(i)(A).
“Mutual Fault Claim” is defined in Section 2.24(c)(ii).
“[**********] Adjustment” means, as of the applicable dates as provided in this Agreement, the total dollar price adjustment to the premium to be paid in exchange for the Group Annuity Contract if the Closing were to occur on such date, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.
“Newco” is defined in Section 6.13(a).
“New Life” means any Covered Life that is reported in the October 26, 2012 Data Load File, November 21, 2012 Data Load File or the Final Amended Annuity Exhibit, as applicable, and that was not reported on the Base Data Load File.
“New Life Premium” means, (i) in respect of the Base Data Load File, zero and (ii) in respect of the New Lives reported in the October 26, 2012 Data Load File, November 21, 2012 Data Load File or the Final Amended Annuity Exhibit, the adjustment to the Dry-Run Post-Solicitation Premium, the Preliminary Post-Solicitation Premium, the Interim Post-Closing Post-Solicitation Premium or the Post-Closing Post-Solicitation Premium, as applicable, to reflect the premium for such New Lives as calculated in accordance with the methodology and procedures set forth in Section A of the Procedures Manual and Section 7.8.

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“New Plan” means the General Motors Salaried Retirement Program to which Plan Assets and Liabilities were or may be transferred in connection with the spin-off of Plan Assets and Plan Liabilities of the Plan as set forth in the preamble to this Agreement.
“No-Fault Claim” is defined in Section 2.24(c)(i).
“[**********]” means any asset in the Final Plan Portfolio that is not a [**********].
“Non-Electing Annuity Premium” is defined in Section 2.4(b).
“Non-Exempt Prohibited Transaction” means a transaction prohibited by ERISA § 406 or Code § 4975 for which no statutory or regulatory exemption applies.
“Non-Separate Account Amount” is defined in Section 2.3(c).
“Non-Solicited Annuity Premium” is defined in Section 2.4(a).
“Non-Solicited [**********]” means [**********]
“Non-Solicited Benefit Increase Premium” means an amount equal to [**********] if [**********] of the immediately following clauses (a), (b) or (c) are [**********]:
(a)     an amount equal to the aggregate amount of the Benefit Increase Premiums (NS) for the non-solicited portion of the benefits of each Covered Life that is not a New Life and for which the Benefit Increase Amount associated with the non-solicited portion of such Covered Life's benefits is greater than zero, [**********]
(b)     an amount equal to the aggregate amount of the Benefit Increase Premiums (NS) for the non-solicited portion of the benefits of each Covered Life that is not a New Life and for which the Benefit Increase Amount associated with the [**********] portion of such Covered Life's benefits is greater than zero[**********]
(c)     [**********], then notwithstanding such clauses, “Non-Solicited Benefit Increase Premium” means an amount equal to the aggregate amount of the Benefit Increase Premiums (NS) for the non-solicited portion of the benefits of each Covered Life (that is not a New Life and for which the Benefit Increase Amount associated with any portion of such Covered Life's benefit is greater than zero).
Notwithstanding anything to the contrary in this Agreement, for any Covered Life whose aggregate Benefit Increase Amount associated with both the [**********]of such Covered Life is equal to or less than zero, such Covered Life will be [**********] for all purposes in determining the Non-Solicited Benefit Increase Premium, including whether the [**********] set forth in clauses (a) or (b) above have been satisfied.
“Non-Solicited Lives” means those Plan Beneficiaries or Plan Participants who were not offered the Lump-Sum Election in connection with the Lump-Sum Solicitation, it being understood that, as the context may require, a Plan Beneficiary or Plan Participant shall be considered a Non-Solicited Life only with respect to the portion of his or her benefit that is not eligible for a Lump-Sum Solicitation.
“Notice of Intent to Terminate” means the notice described in 29 C.F.R. § 4041.23.
“Notice of Plan Benefits” means the notice described in 29 C.F.R. § 4041.24.

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“November 21, 2012 Data Load File” is the Data Load File delivered to the Insurer on November 21, 2012 in accordance with Section 2.10(i) and Appendix 6.7, together with any data-related assumptions that may be agreed in writing between the Insurer and Company pursuant to Section 2.4(c)(ii). The November 21, 2012 Data Load File will also include the recoupment information on prior Plan benefit overpayments with respect to Covered Lives for which a certification has been provided pursuant to Section 7.11.
“October 26, 2012 Data Load File” means a Data Load File delivered to the Insurer on October 26, 2012 in accordance with Appendix 6.7, together with any data-related assumptions that may be agreed in writing between the Insurer and Company pursuant to Section 2.4(c)(ii).
“Order” means any order, award, decision, injunction, judgment, ruling, decree, writ, subpoena or verdict entered, issued, made or rendered by any Governmental Authority or arbitrator.
“Original Pricing Methodologies” is defined in Section 10.2(d)(i).
“Outside Date” is defined in Section 10.1(d).
“Parent Liquidity Position” means the total cash, cash equivalents and marketable securities of General Motors Company and its consolidated Subsidiaries other than General Motors Financial Company, Inc., as reported in General Motors Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q.
“Parties” is defined in the preamble.
“PBGC” means the Pension Benefit Guaranty Corporation.
“PBGC Review Period” means the period for PBGC review of the Form 500 as described in 29 C.F.R. § 4041.26.
“[**********] Parties” is defined in Section 2.24(a).
“[**********]” means a [**********] interest that is referenced on Appendix 2.6(d)(I) or Appendix 2.6(d)(II). For the avoidance of doubt, a [**********] only includes the portion of any [**********], [**********] or other [**********] that is beneficially owned by the Plan.
“[**********] Transfer Documentation” means the assignment and assumption agreement(s) or consents or similar transfer documents necessary to transfer a [**********] to the Insurer, whether [**********] Newco or in satisfaction of a Promissory Note.
“Permitted Liens” means:
(a)    any Liens created by operation of Law in respect of restrictions on transfer of securities (other than restrictions relating to the transfer of assets at Closing, unless such transfer complies with such applicable Law);
(b)    with respect to any [**********] any Lien created under any subscription document, partnership agreement, side letter, offering document or other similar organizational document or credit, security or similar agreement to which such [**********] is subject, including any restriction on sale, assignment, disposition or transfer thereunder (other than restrictions relating to [**********] either at Closing or at the time such [**********] to satisfy a Promissory Note, unless all required consents and conditions have been obtained prior to Closing as contemplated by this Agreement);

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(c)    with respect to any Public Bond, any transfer restrictions or other limitations on assignment, transfer or the alienability of rights under any indenture, debenture or other similar governing agreement to which such Public Bonds are subject (other than restrictions relating to the transfer of a Public Bond at Closing, unless such transfer does not violate any such restriction).
“Person” means any individual, corporation, limited liability company, partnership, sole proprietorship, joint venture, trust, estate, association, organization, labor union, Governmental Authority or other entity.
“PFS Adjustment” means, as of the applicable dates as provided in this Agreement, the adjustment that would be applied to the Closing Premium if the Closing were to occur on such date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Plan” is defined in the preamble.
“Plan Actuary” means Towers Watson & Co.
“Plan Asset” means an asset of the Plan within the meaning of ERISA.
“Plan Beneficiary” means a person designated by a current or former Plan Participant, by a DRO, or by the terms of the Plan to become entitled to receive a pension benefit from the Plan.
“Plan Investment Fiduciary” means General Motors Investment Management Corporation.
“Plan Liabilities” means a benefit obligation of the Plan.
“Plan of Operations” means (a) with respect to the New York State Department of Financial Services, The Prudential Insurance Company of America Plan of Operations for VCA-GA-7436, and (b) with respect to the State of New Jersey Department of Banking and Insurance, The Prudential Insurance Company of America Restated Essentials of Method of Operations for VCA-GA-7436.
“Plan Participant” means a person who is receiving a pension benefit from the Plan.
“Plan Spin-Off” is defined in the recitals.
“Plan Termination” is defined in the recitals.
“Plan Trustee” means, with respect to [**********] and for all other purposes, State Street Bank and Trust Company, each in their capacity as trustee for one or more trusts that hold Plan Assets and, in each case, any successor thereto.
“Plan Trustee Agreement” means the agreement, substantially in the form of Exhibit B hereto, between the Plan Trustee, the Independent Fiduciary and the Insurer.
“POINT” is defined in Section F of the Procedures Manual.
“POINT Access Event” is defined in Section 2.9(c).
“Post-Closing Final Premium” is defined in Section 2.11(d)(ii).
“Post-Closing Post-Solicitation Premium” is defined in Section 2.11(d)(i).

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“Preliminary Broker-Quote Valuations” is defined in Section 2.6(e).
“Preliminary Closing Premium” is defined in Section 2.8(a).
“Preliminary CMA Adjustment” means the adjustment applied to the Preliminary Closing Premium, with respect to the period from the DTFA Pricing Date to the date that is eight (8) days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Preliminary [**********]” means the total dollar price adjustment to the Preliminary Closing Premium, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.
“Preliminary PFS Adjustment” means the adjustment to the Preliminary Closing Premium stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Preliminary Plan Portfolio” means the projected Final Plan Portfolio expected to be delivered to the Insurer under Section 2.6(b)(i) as of eight (8) days before the Target Closing Date.
“Preliminary Post-Solicitation Premium” means an amount determined pursuant to Section 2.5(b).
“Preliminary SCA Adjustment” means the adjustment applied to the Preliminary Closing Premium, with respect to the period from the DTFA Pricing Date to the date that is eight (8) days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the Procedures Manual.
“Procedures Manual” means that certain procedures manual as contained on the Identified CD-ROM, as the same may be updated in accordance with Section 2.20.
“Projected Parent Liquidity Position” means, as of a date of determination, the projection of the Parent Liquidity Position as of the end of the 2012 calendar year.
“Projected RBC Ratio” means, as of a day of determination, the projection of the RBC Ratio as of the end of the 2012 calendar year, as calculated under the method set forth in Appendix 6.6.
“Promissory Note” means a promissory note in substantially the form set forth as Exhibit E, the principal amount of which is determined in accordance with Section 2.6(d)(ii).
“Promissory Note Maturity Date” means December 31, 2012, or such other date the parties to a Promissory Note may agree to.
“Prudential Disclosure Letter” means the disclosure letter as delivered by Insurer Parent and the Insurer to the other Parties on the DTFA Execution Date.
“Prudential's Knowledge” means the actual knowledge of any officer of the Insurer or Insurer Parent that will be responsible for the day to day administration of the Group Annuity Contract or was directly involved in the negotiation of this Agreement or the transactions contemplated hereby, in each case, (a) after making appropriate inquiry of those people reporting directly to such officer who have substantial responsibility for the relevant subject matter, and (b) if none of such officers or people reporting directly to them have substantial responsibility for the subject matter that is the subject of the relevant representation,

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after making appropriate inquiry of an officer of the Insurer or Insurer Parent that has substantial responsibility for such subject matter.
“PTCE” means a prohibited transaction class exemption issued by the U.S. Department of Labor pursuant to ERISA § 408(a).
“Public Bonds” means those asset classes listed under heading “Asset Class” in Table I of the “Public Bonds” section of Appendix 2.6 that are (a) registered under the Securities Act of 1933 or (b) (i) traded pursuant to the Rule 144A exemption from the Securities Act of 1933 and the regulations issued thereunder and (ii) containing registration rights in favor of the holder of such note or obligation that are effective within one year of the date of transfer, it being understood that Public Bonds may be of any maturity, but do not include preferred stocks, hybrids, convertibles or tax-exempt municipal bonds.
“QPAM” means a Qualified Professional Asset Manager within the meaning of the U.S. Department of Labor Prohibited Transaction Class Exemption 84-14.
“RBC [**********]” means the “[**********]” described in Appendix 6.6.
“RBC Ratio” means the risk-based capital ratio of the Insurer, which shall be calculated in a manner consistent with the requirements and methodologies prescribed under New Jersey Law, as applied by the Insurer in the ordinary course of its business, consistent with its historic practice.
“[**********]” means, if the Closing occurs on November 1, 2012, [**********] with respect to [**********] and [**********] with respect to [**********], and if the Closing occurs on any other date, as defined in Section F of the Procedures Manual.
“Representatives” means, in respect of any Person that is an entity, such Person's officers, directors, employees, advisors and agents.
“Re-Pricing Offer” is defined in Section 10.2(d)(i).
“Re-Pricing Request” is defined in Section 10.2(d)(i).
“Requesting Party” is defined in Section 6.6(c).
“Revised Preliminary Closing Premium” is defined in Section 2.8(c).
“Revised Preliminary CMA Adjustment” means the adjustment applied to the Revised Preliminary Closing Premium, with respect to the period from the DTFA Pricing Date through the close of business on the day that is two (2) Business Days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Revised Preliminary [**********] Adjustment” means the total dollar price adjustment to the Revised Preliminary Closing Premium, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.
“Revised Preliminary PFS Adjustment” means the adjustment to the Revised Preliminary Closing Premium stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Revised Preliminary SCA Adjustment” means the adjustment applied to the Revised Preliminary

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Closing Premium, with respect to the period from the DTFA Pricing Date through the close of business on the day that is two (2) Business Days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the Procedures Manual.
“[**********]” is defined in Section F of the Procedures Manual.
“[**********]” is defined in Section F of the Procedures Manual.
“SCA Adjustment” means, as of the dates as provided in this Agreement, the adjustment that would be applied to the Closing Final Premium if the Closing were to occur on such date, with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to such date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the Procedures Manual
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Solicited Electing Lives” means the Solicited Lives who make a Lump-Sum Election.
“Solicited [**********]” means [**********]
“Solicited Lives” means those Plan Beneficiaries or Plan Participants who were offered the Lump-Sum Election in connection with the Lump-Sum Solicitation, it being understood that, as the context may require, a Plan Participant or Plan Beneficiary shall be considered a Solicited Life only with respect to the portion of his or her benefit that is eligible for a Lump-Sum Solicitation.
“Solicited Non-Electing Benefit Increase Premium” means an amount equal to [**********] if [**********] of the immediately following clauses (a), (b) or (c) are [**********]
(a)     an amount equal to the aggregate amount of the Benefit Increase Premiums (S) for the solicited portion of the benefits of each Covered Life that is not a New Life and for which the Benefit Increase Amount associated with the solicited portion of such Covered Life's benefits is greater than zero, [**********]
(b)     an amount equal to the aggregate amount of the Benefit Increase Premiums (S) for the solicited portion of the benefits of each Covered Life that is not a New Life and for which the Benefit Increase Amount associated with the [**********] of such Covered Life's benefits is greater than zero, [**********]
(c)     [**********] then notwithstanding such clauses, “Solicited Non-Electing Benefit Increase Premium” means an amount equal to the aggregate amount of the Benefit Increase Premiums (S) for the solicited portion of the benefits of each Covered Life (that is not a New Life and for which the Benefit Increase Amount associated with any portion of such Covered Life's benefit is greater than zero).

Notwithstanding anything to the contrary in this Agreement, for any Covered Life whose aggregate Benefit Increase Amount associated with both the solicited and non-solicited benefits of such Covered Life is equal to or less than zero, such Covered Life will be [**********] for all purposes in determining the Solicited Non-Electing Benefit Increase Premium, including whether the [**********] set forth in clauses (a) or (b) above have been satisfied.
“Solicited Non-Electing Lives” means those Solicited Lives who did not make a Lump-Sum Election.

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“Standard Termination” means a termination described in ERISA § 4041(b).
“Statutory Basis” is defined in Section 10.2(d)(i)(A).
“Statutory Reserves” is defined in Section 2.3(c).
“Subsidiary” means, with respect to any Person, any Person with respect to which the subject Person owns, directly or indirectly, at least 50% of the outstanding equity interests, voting rights or profits interests or otherwise has the right to control or direct the business affairs of such Person (whether by board representation or otherwise).
“Target Closing Date” means November 1, 2012 or such other date on or prior to the Outside Date, that the Insurer, the Company and the Independent Fiduciary may mutually agree.
“Target Closing Date Adjustment” means the adjustment to the Dry-Run Closing Premiums, the Preliminary Closing Premium and the Revised Preliminary Closing Premium, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section E of the Procedures Manual.
“Tax Qualified” means qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a).
“Tax Position” is defined in Section 10.2(d)(i)(A).
“TCF” is an amount that is payable in accordance with Section 2.14 and is defined in Section J of the Procedures Manual.
“Third Party Claim” is defined in Section 9.1.
“Transaction” means the transaction contemplated to close on the Closing Date by this Agreement.
“Transaction Announcements” is defined in Section 6.4(a).
“Transaction MAC” means the occurrence of any fact, circumstance, change, development, condition or event subsequent to the DTFA Execution Date that, individually or in the aggregate, would or would reasonably be expected to result in the Liquidity Requirement of the Transaction exceeding the Liquidity Cap.
“Transfer Expenses” means any transfer cost or other expense imposed on the Insurer, the Transferor or the Company by [**********] in connection with the transfer or preparation for the Plan Trustee's [**********] to the Insurer, regardless of whether the [**********] ultimately transfers to the Insurer (including (x) [**********] payable as a result of the transfer or potential transfer of any [**********], as well as any expenses imposed by the [**********] to be paid with respect to the transfer or potential transfer of [**********] (other than Transfer Taxes), and (y) any accounting, tax preparation or other administrative expenses incurred (or to be incurred) by the [**********] and that are charged to the Insurer or the [**********] related provisions related to the [**********]).
“Transfer Taxes” means all sales (including bulk sales), use, transfer, filing, recording, ad valorem, privilege, gross receipts, registration, conveyance, excise, license, stamp, duties or similar taxes or fees (other than any Transfer Expenses), together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties incurred in connection with the [**********], but not

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including any income, franchise or similar taxes (or withholding taxes with respect thereto), in each case only with respect to the [**********] to the Insurer.
“Transferee Breach Claim” is defined in Section 2.24(b)(ii).
“Transferor” is defined in Section 2.24(a).
“Transferor Breach Claim” is defined in Section 2.24(b)(i).
“Transferred Assets” means the assets included in the Final Plan Portfolio, and any Transferred Liabilities associated with those assets.
“Transferred Assets Schedule” means the statement of Transferred Assets in the form of the Transferred Assets Schedule attached hereto as Exhibit A, as produced in accordance with Section 2.9(a) and updated in accordance with Section 2.10(e)(iii) and Section 2.11(d)(iii).
“Transferred Liabilities” means any and all expenses, obligations and other Liabilities relating to the ownership of any Transferred Asset, including [**********] that the Plan Trustee transfers to the Insurer at Closing or in satisfaction of the Promissory Note.
“Uncovered Claim” is defined in Section 9.2(c).
“Updated [**********]” is defined in the Procedures Manual.
“VDR” means that certain RR Donnelly Venue Virtual Data Room, Project Name Vita Commercial Diligence.
Section 1.2    Interpretation.

(a)Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

(b)Words denoting any gender shall include all genders. The meanings given to terms defined herein shall be equally applicable to both singular and plural forms of such terms. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(c)The Appendices, Exhibits and Disclosure Letters to this Agreement, the Procedures Manual and the Identified CD-ROM are incorporated by reference and made a part of this Agreement as if set forth fully in this Agreement.

(d)A reference to any party to this Agreement or any other agreement or document shall include such party's successors and permitted assigns.

(e)A reference to any Law or to any provision of any Law shall include any amendment thereto, any modification or re-enactment thereof, any Law substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

(f)All references to “$” and dollars shall refer to United States currency. All references to the word “days” shall refer to calendar days unless otherwise specified in a particular case.

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(g)All references to any financial or accounting terms shall be defined in accordance with GAAP; provided, however, that as to Insurer's accounting, the accounting terms shall be in accordance with relevant state insurance statutory accounting principles (including applicable permitted practices).

(h)Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.

(i)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Appendix, Exhibit, Schedule and Letter references are to this Agreement unless otherwise specified.

(j)The Parties each hereby acknowledge that (i) the Parties jointly and equally participated in the drafting of this Agreement and all other agreements contemplated hereby, (ii) the Parties have each been adequately represented and advised by legal counsel with respect to this Agreement and the transactions contemplated hereby, and (iii) no presumption shall be made that any provision of this Agreement shall be construed against any Party by reason of such role in the drafting of this Agreement and any other agreement contemplated hereby.

(k)The Table of Contents and the headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement; provided, that this Section 1.2(k) shall not apply to the Table of Contents and the headings in Procedures Manual.

(l)If there is any conflict between this Agreement (excluding the Procedures Manual and the Identified CD-ROM) and the Procedures Manual or the Identified CD-Rom, this Agreement (excluding the Procedures Manual and the Identified CD-ROM) shall control and govern in all respects.

(m)All capitalized terms not defined in the Procedures Manual, any Disclosure Letter or any Appendix will have the meanings ascribed to them in this Agreement. The representations and warranties of the Company, the Independent Fiduciary, the Insurer and the Insurer Parent in this Agreement are made and given, and the covenants are agreed to, subject to the disclosures and exceptions set forth in their respective Disclosure Letters. The disclosure of any matter in any section of a Disclosure Letter shall be a disclosure for all purposes of this Agreement and all other sections of such Disclosure Letter to which such matter relates to the extent that the applicability of such matter to such other section of the Disclosure Letter is reasonably apparent on its face. The Disclosure Letters have been arranged in sections corresponding to the sections and paragraphs of this Agreement for the convenience of the Parties. The listing of any matter by the Company, the Independent Fiduciary or the Insurer in its Disclosure Letter shall expressly not constitute an admission by such Party, or to otherwise imply, that any such matter is material, is required to be disclosed under this Agreement or falls within relevant minimum thresholds or materiality standards set forth in this Agreement. No disclosure in a Disclosure Letter relating to any possible breach or violation of any contract or Law will be construed as an admission or indication that any such breach or violation exists or has actually occurred. In no event will the listing by the Company, the Independent Fiduciary or the Insurer of any matter in its Disclosure Letter expand the scope of such Party's representations, warranties or covenants set forth in this Agreement. All attachments to the Disclosure Letter are incorporated by reference into the Disclosure Letter in which they are directly or indirectly referenced. The information contained in the Disclosure Letter is in all events provided subject to the applicable Confidentiality Agreement.

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ARTICLE II
PURCHASE OF SINGLE PREMIUM GROUP ANNUITY CONTRACT

A.    Group Annuity Contract Issuance and Final Plan Portfolio Transfer
Section 2.1    Closing.

(a)At the Closing (i) the Insurer shall issue to the Plan and deliver to the Plan Trustee the Group Annuity Contract, including the Annuity Exhibit (the “Group Annuity Contract Issuance”); (ii) the Independent Fiduciary shall irrevocably direct the Plan Trustee to (A) assign, transfer and deliver to the Insurer the Transferred Assets (including any Promissory Notes) as set forth on the Final Asset Statement (other than the assets of Contract 300 Portfolio P listed on the Final Asset Statement) in accordance with the procedures set forth in Appendix 2.1-A, in an amount up to the Closing Final Premium and (B) pay to the Insurer an amount of Cash (the “Cash Closing Payment”) equal to the excess, if any, of the Closing Final Premium over the aggregate Final Pre-Closing Asset Valuation of the assets in the Final Plan Portfolio (collectively, the “Closing Asset Transfers”); and (iii) Insurer Parent, together with the Company, shall issue a Joint Written Direction to the Escrow Agent directing the Escrow Agent to transfer all cash and other assets held in the Escrow Account to an account designated by the Company. As of the Closing Date, the Insurer shall, pursuant to the terms of the Group Annuity Contract, unconditionally and irrevocably guarantee the full payment of all Annuity Payments as set forth in the Group Annuity Contract in respect of each Covered Life, Contingent Life and any applicable Beneficiary, and will assume all investment risk associated with the Final Plan Portfolio.

(b)On the terms and subject to the conditions set forth in this Agreement, the consummation of the Group Annuity Contract Issuance, issuance of the Joint Written Direction referenced in Section 2.1(a)(iii), and the Closing Asset Transfers (the “Closing”) shall take place at the offices of Jones Day located at 222 East 41st Street, New York, NY 10017-6702 (or such other location as will be mutually agreed upon by the Company and the Insurer) on (i) November 1, 2012, if at least three (3) Business Days prior to November 1, 2012, all of the conditions set forth in Article VIII have been satisfied or waived (other than (A) conditions that by their nature or pursuant to this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of those conditions, or (B) conditions with respect to the conclusion of the PBGC Review Period, which must conclude at or any time prior to Closing), (ii) December 3, 2012, if at least one (1) Business Day prior to December 3, 2012, all of the conditions set forth in Article VIII have been satisfied or waived (other than (A) conditions that by their nature or pursuant to this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of those conditions, or (B) conditions with respect to the conclusion of the PBGC Review Period, which must conclude at or any time prior to Closing) or (iii) if the Closing has not occurred on or prior to December 3, 2012, such other date on or prior to the Outside Date that the Insurer, the Company, and the Independent Fiduciary may mutually agree, provided that all of the conditions set forth in Article VIII have been satisfied or waived (other than (A) conditions that by their nature or pursuant to this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of those conditions, or (B) conditions with respect to the conclusion of the PBGC Review Period, which must conclude at or any time prior to Closing). The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 2.2    Deliveries at Closing.

(a)At the Closing, (i) with respect to the items set forth in clauses (i), (ii), (iii), (iv), (v), (vii),

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and (ix) below, the Independent Fiduciary shall or shall direct the Plan Trustee, as applicable, to deliver to the Insurer, with a copy to the Company and (ii) with respect to the items set forth in clauses (vi) and (viii) below, the Company shall deliver to the Insurer:

(i)a certificate, dated as of the Closing Date, signed by an officer of the Independent Fiduciary certifying as to the satisfaction of the conditions specified in Section 8.3(a) and Section 8.3(b) each as to the Independent Fiduciary;

(ii)the Bill of Sale (including all schedules thereto), duly executed by the Plan Trustee;

(iii)[**********] Transfer Documentation and [**********] Transfer Documentation, duly executed by the Plan Trustee;

(iv)a written acknowledgement of the receipt of the Group Annuity Contract signed by the Plan Trustee;

(v)the Group Annuity Contract (including all exhibits and attachments thereto), duly executed by the Plan Trustee;

(vi)a certificate, dated as of the Closing Date, signed by a duly authorized officer of the Company certifying as to the satisfaction of the conditions specified in Section 8.3(a) and Section 8.3(b), in each case, as to the Company, and Section 8.3(c);

(vii)the Plan Trustee Agreement, duly executed by the Independent Fiduciary and the Plan Trustee;

(viii)an instruction to [**********] duly executed by the Plan Investment Fiduciary, in the form attached hereto as Exhibit D; and

(ix)if applicable, one or more Promissory Notes.

(b)At the Closing, the Insurer will deliver to the Plan Trustee, with a copy to the Independent Fiduciary and the Company, the following duly executed documents and other items:

(i)the Group Annuity Contract (including all exhibits and attachments thereto), duly executed by the Insurer;

(ii)the Bill of Sale, duly executed by the Insurer;

(iii)[**********] Transfer Documentation and [**********] Transfer Documentation, duly executed by the Insurer;

(iv)a certificate, dated as of the Closing Date, signed by a duly authorized officer of the Insurer certifying that Contract 300 Portfolio P remains in the Guaranteed Separate Account and that the assets in Contract 300 Portfolio P are part of the consideration for the Group Annuity Contract;

(v)evidence of Governmental Approvals set forth in Appendix 8.2(d);

(vi)a certificate, dated as of the Closing Date, signed by a duly authorized officer of the

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Insurer certifying as to the satisfaction of the conditions specified in Section 8.2(a) and Section 8.2(c), in each case, as to the Insurer; and

(vii)the Plan Trustee Agreement, duly executed by the Insurer.

Section 2.3    Final Plan Portfolio and Contract 300 Portfolio P.

(a)Prior to the Closing, the Insurer will cause Contract 300 Portfolio P to remain in the Guaranteed Separate Account.

(b)Upon the Group Annuity Contract Issuance, the Insurer may allocate to the General Account an amount of the Final Plan Portfolio not greater than the lesser of (i) [**********], and the Insurer will allocate the balance of the Final Plan Portfolio to the Guaranteed Separate Account.

(c)For purposes of this Section 2.3, the following definitions shall apply:
“Non-Separate Account Amount” equals the [**********] and Promissory Notes that the Plan Trustee delivers to the Insurer as of the Closing Date minus the greater of (a) or (b), where (a) equals the Closing Final [**********], and (b) equals zero; provided, however, in no event may the Non-Separate Account Amount be less than zero.
“Statutory Reserve” means the amount of statutory reserves established by the Insurer as of the Closing Date, with respect to the liabilities covered by the Group Annuity Contract, in accordance with statutory accounting principles prescribed or permitted by New Jersey Law.
(d)The allocation of assets (including Contract 300 Portfolio P) between the General Account and the Guaranteed Separate Account following the Closing Date shall be governed by the terms of the Group Annuity Contract.

B.    Calculation of Closing Final Premium
Section 2.4    Premium Calculations.

(a)Non-Solicited Annuity Premium. In respect of any Data Load File, the “Non-Solicited Annuity Premium” is an amount equal to the product of (i) the aggregate [**********], determined in accordance with Section 2.4(c), of the Non-Solicited Lives set forth in such Data Load File that are not New Lives multiplied by (ii) the Non-Solicited [**********] For the avoidance of doubt, the Non-Solicited Annuity Premium will be re-calculated for purposes of calculating each of the Dry-Run Post-Solicitation Premium, Preliminary Post-Solicitation Premium, Interim Post-Closing Post-Solicitation Premium and Post-Closing Post-Solicitation Premium.

(b)Non-Electing Annuity Premium. In respect of any Data Load File, the “Non-Electing Annuity Premium” is an amount equal to the aggregate of the sum [**********] of, (i) the aggregate [**********], determined in accordance with Section 2.4(c), of the Solicited Non-Electing Lives within [**********] set forth in such Data Load File that are not New Lives, multiplied by (ii) 1 plus the applicable [**********], multiplied by (iii) the Solicited [**********], multiplied by (iv) the applicable [**********] For the avoidance of doubt, the Non-Electing Annuity Premium will be re-calculated for purposes of calculating each of the Dry-Run Post-Solicitation Premium, Preliminary Post-Solicitation Premium, Interim Post-Closing Post-Solicitation Premium and Post-Closing Post-Solicitation Premium.

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(c)Determination of [**********].

(i)The methodologies set forth in this Section 2.4(c) will be used for purposes of calculating the liability, as determined in [**********], with respect to the Non-Solicited Lives and Solicited Non-Electing Lives that are not New Lives set forth in the applicable Data Load File (the “[**********]”). For purposes of determining the [**********] for the Non-Solicited Lives and Solicited Non-Electing Lives, the following methodologies and assumptions will apply:

(A)All [**********] calculations will use (a) the [**********] curve dated as of April 30, 2012 and based on the half-year interest rate spot rates, as provided by Ying Cao of the Company to the Insurer in the email sent on May 2, 2012 at 4:18 p.m. and (b) the Company [**********], as provided by Ethan Bronsnick (the Company's advisor) to the Insurer in an email sent on December 19, 2011 at 6:49 p.m. (the “Mortality Table”).

(B)All [**********] calculations will use the Mortality Table projected generationally from January 1, 2005 forward using [**********] mortality improvement factors.

(C)All [**********] calculations will assume the annualized [**********] cashflow, as calculated using benefit amounts for Non-Solicited Lives and Solicited Non-Electing Lives that are not New Lives set forth in the applicable Data Load File, will be paid 11/24 of the way through the year and assuming an Annuity Commencement Date of January 1, 2013.

(D)The valuation date for all [**********] calculations will be December 1, 2012. To arrive at the December 1, 2012 valuation date from the January 1, 2013 valuation date applied by the Plan Actuary pursuant to the immediately preceding clause (C) above, the amount calculated by the Plan Actuary pursuant to the immediately preceding clause (C) above will be multiplied by [**********].

(E)The [**********] calculations will use the same principles, policies, methodologies, models and assumptions (including mortality and interest rates), consistently applied, as those used in connection with the calculation of the [**********] set forth in (i) the “VITA0415 [**********] Reconciliation (SEND 10172012).xlsx” file sent by Craig Hodges of the Plan Actuary to the Insurer and the Company on October 17, 2012 at 01:16 P.M and (ii) the “VITA0924 [**********] Reconciliation (SEND10172012).xlsx” file sent by Craig Hodges of the Plan Actuary to the Insurer on October 17, 2012 at 10:08 A.M.

(ii)Immediately following the delivery of each Data Load File in accordance with this Agreement, including Appendix 6.7, the Insurer and the Company will work together in good faith to mutually agree, as promptly as practical, to establish the data-related assumptions that should be applied with respect to such Data Load File in the calculation of the applicable [**********].

(iii)Promptly, and in any event within five (5) days, following the establishment of the data-related assumptions agreed to by the Insurer and Company pursuant to the immediately preceding clause (ii), the Company shall cause the Plan Actuary to incorporate such assumptions and will calculate the [**********] with respect to such Data Load File.

(iv)Subject to Section 2.12, the determination of the [**********] by the Plan Actuary pursuant to clause (iii) above will be used for purposes of determining the Non-Solicited Annuity

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Premium and the Non-Electing Annuity Premium.

Section 2.5    Calculation of Dry-Run and Preliminary Post-Solicitation Premiums.

(a)Dry-Run Post-Solicitation Premium. If the Closing does not occur on November 1, 2012, on the seventh (7th) Business Day of each calendar month, beginning in November of 2012, until either the Closing or the termination of this Agreement, the Insurer shall deliver to the Company a calculation of the Dry-Run Post-Solicitation Premium. The “Dry-Run Post-Solicitation Premium” shall be an amount, calculated by the Insurer, equal to (1) the sum of (i) the Non-Solicited Annuity Premium and (ii) the Non-Electing Annuity Premium, plus (2) the sum of (A) the Non-Solicited Benefit Increase Premium, (B) the Solicited Non-Electing Benefit Increase Premium and (C) the New Life Premium, if any, in each case, using the most recent Data Load File. In connection with the delivery of the Dry-Run Post-Solicitation Premium, the Insurer will also deliver to the Company a calculation of the estimated [**********] and the estimated Updated Final [**********] (which will be subject to the limitation outlined in Section 2.5(c)) using the applicable Data Load File.

(b)Preliminary Post-Solicitation Premium. If the Closing occurs on November 1, 2012, the Preliminary Post-Solicitation Premium shall be equal to [**********]. If the Closing does not occur on November 1, 2012, then on the date indicated in the table in Section 2.5(e), the Insurer shall deliver to the Company a calculation of the Preliminary Post-Solicitation Premium, which shall be an amount equal to (1) the sum of (i) the Non-Solicited Annuity Premium and (ii) the Non-Electing Annuity Premium, plus (2) the sum of (A) the Non-Solicited Benefit Increase Premium, (B) the Solicited Non-Electing Benefit Increase Premium and (C) the New Life Premium, if any, in each case using the Data Load File as set forth in Section 2.5(e).

(c)If the Closing does not occur on November 1, 2012, on the date set forth in Section 2.5(e), until either the Closing or the termination of this Agreement, the Insurer will also deliver to the Company a calculation of the [**********] and the Updated [**********] utilizing the applicable Data Load File as set forth in Section 2.5(e) and determined pursuant to Section D of the Procedures Manual; provided that, the Updated [**********], for purposes of calculating the Closing PFS Adjustment only, shall not exceed the calculation of the Base [**********], plus [**********] and shall not be less than the Base [**********]

(d)If the Closing does not occur on November 1, 2012, the Dry-Run Post-Solicitation Premium and the Preliminary Post-Solicitation Premium, as well as the Updated [**********] (or any estimate thereof), shall be reviewed and certified as set forth in Section D of the Procedures Manual by the Independent Third Party as part of its independent calculation of each Dry-Run Closing Premium, the Preliminary Closing Premium, the Revised Preliminary Closing Premium and the Closing Final Premium, as applicable.

(e)The Data Load File, Base Final Liability [**********], Updated Final Liability [**********] and [**********] used in connection with the calculation of the Preliminary Post-Solicitation Premium (and, if applicable, the delivery date of the Preliminary Post-Solicitation Premium), will be as follows:

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Closing Date	Preliminary Post-Solicitation Premium Delivery Date	Data Load File	[**********]	[**********]
November 1, 2012	N/A	Base Data Load File	Base [**********]	[**********]
December 3, 2012 - December 14, 2012	November 9, 2012	October 26, 2012 Data Load File	Updated [**********](pursuant to § 2.5(c)) using the October 26, 2012 Data Load File, to be delivered on November 9, 2012	[**********]determined pursuant to Section F of the Procedures Manual using the October 26, 2012 Data Load File, to be delivered on November 9, 2012
December 15, 2012 - December 31, 2012	December 4, 2012	November 21, 2012 Data Load File	Updated [**********] (pursuant to § 2.5(c)) using the November 21, 2012 Data Load File, to be delivered on December 4, 2012	[**********] determined pursuant to Section F of the Procedures Manual using the November 21, 2012 Data Load File, to be delivered on December 4, 2012

Section 2.6    Determination and Valuation of Final Plan Portfolio.

(a)Following the DTFA Restatement Date, [**********] of each calendar month until the earlier to occur of the Closing Date and the termination of this Agreement, and again on dates that are [**********] to the Target Closing Date, the Plan Investment Fiduciary shall deliver to the Insurer a statement of each [**********] and, if applicable, one or more Newcos (and the assets held therein) and the Promissory Note, that the Plan Trustee intends to transfer to the Insurer at Closing or that are part of Contract 300 Portfolio P that will remain in the Guaranteed Separate Account at the Closing. During the [**********] period following the delivery of such statement on the [**********] prior to the Target Closing Date, the Insurer and the Company shall cooperate in good faith to agree, in writing, upon a final statement in the form of Exhibit C (the “Final Asset Statement”) to be delivered [**********] prior to the Target Closing Date, listing each [**********] Newco (and the assets held therein) and the Promissory Note that the Plan Trustee intends to transfer to the Insurer at the Closing, or that are part of Contract 300 Portfolio P that will remain in the Guaranteed Separate Account at the Closing; provided, that the Insurer may only [**********] that constitute an [**********] under clauses (i)-(iv), (viii) or (ix)-(xi) of the definition of [**********]

(b)On each date identified in Section 2.6(a) above,

(i)the Plan Investment Fiduciary shall deliver to the Insurer the value of each asset in the projected Final Plan Portfolio, calculated in accordance with the methodology set forth in Appendix 2.6. In connection therewith, the Plan Investment Fiduciary will also deliver a statement setting forth the value of each [**********] on Appendix 2.6(d)(I) and Appendix 2.6(d)(II). The valuation date shall be [**********], except for the delivery dates which are [**********] prior to the Target Closing Date (such value of the projected Final Plan Portfolio delivered [**********] prior to the Target Closing Date to be the “Preliminary Plan Portfolio”), in which case the valuation date shall be the [**********] immediately prior to such delivery date (or in the case of Broker-Quote Public Bonds or [**********] as of the close of business on the second Business Day prior

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to such delivery date);

(ii)the Plan Investment Fiduciary shall deliver to the Insurer the In-Kind Asset Information; and

(iii)the Plan Investment Fiduciary will deliver to the Independent Third Party the outputs required from POINT to complete the premium calculations contemplated on such date.

(c)Within three (3) Business Days from each delivery of the list of assets in Section 2.6(a) (other than any such delivery that is required on the date that is two (2) days prior to the Target Closing Date), the Insurer shall deliver notice to the Plan Investment Fiduciary, with a copy to the Company, of [**********]

(d)(i)    Appendix 2.6(d)(I) sets forth [**********] that the Plan Investment Fiduciary intends the Plan Trustee to transfer to the Insurer at Closing. Only [**********] in satisfaction of the applicable requirements of Appendix 2.1-A have been obtained and irrevocably delivered by [**********] by 7:00 pm on the day prior to the Closing Date will be transferred to the Insurer at Closing and will be set forth on the Transferred Assets Schedule in accordance with Section 2.9(a).

(ii)Appendix 2.6(d)(II) sets forth, in ranking order of preference, additional [**********] the Plan Investment Fiduciary intends the Plan Trustee to transfer to the Insurer in satisfaction of the Promissory Note. The Promissory Note that the Plan Trustee delivers to the Insurer at Closing will be set forth on the Transferred Assets Schedule in accordance with Section 2.9(a). The principal amount of the Promissory Note will be set on the Closing Date and will be equal to the lesser of (y) the aggregate value, determined in accordance with Appendix 2.6, of [**********] listed on Appendix 2.6(d)(I) that are not included on the Transferred Assets Schedule at Closing and [**********] on Appendix 2.6(d)(II) and (z) [**********] determined as of eight (8) days prior to the Target Closing Date of the Preliminary Closing Premium less the aggregate value, determined in accordance with Appendix 2.6, of [**********] that are included on the Transferred Assets Schedule at Closing.
(iii)The Promissory Note will include a Schedule A thereto that will list, in [**********] that the Plan Trustee may transfer (at any time between Closing and the Promissory Note Maturity Date) to the Insurer in satisfaction of such Promissory Note, as such list is determined in accordance with the following procedures:

(A)any [**********] that was included on Appendix 2.6(d)(I) that was not included on the Transferred Assets Schedule, in order of priority as set forth in Appendix 2.6(d)(I), shall be listed first; then

(B)the [**********] and each immediately following [**********] listed on Appendix 2.6(d)(II) (without regard to the trust in which such [**********]) shall be listed.

(iv)Following the date on which the Plan Trustee transfers a [**********] to the Insurer in satisfaction of the Promissory Note, such [**********] shall be included in the Final Plan Portfolio and included on the Transferred Assets Schedule in accordance with Section 2.10(e)(iii) and Section 2.11(d)(iii).

(v)Notwithstanding anything to the contrary in this Agreement, the Plan may [**********] to the Insurer through the use of one or more Newcos that meet the requirements of Section 6.13(a), or with regard to the [**********] on Appendix 2.6(d)(I) or Appendix 2.6(d)(II) by

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payment of the Promissory Note, in the Plan Investment Fiduciary's sole discretion. After Closing, (A)(1) the Independent Fiduciary shall not direct the Plan Trustee to and (2) the Insurer shall not, revoke any of its consents or similar agreements contained in the [**********] Transfer Documentation, and (B) the Plan Investment Fiduciary, the Insurer and the Company shall take no action, and the Independent Fiduciary shall not direct the Plan Trustee to take any action, that would prevent the [**********] to the Insurer in satisfaction of the Promissory Note. The Insurer, the Company, and the Independent Fiduciary shall take, or cause to be taken, all commercially reasonable actions necessary to finalize the [**********] Transfer Documentation and effectuate the [**********] in accordance with the [**********] Transfer Documentation.

(vi)For each [**********] that the Plan Trustee transfers to the Insurer in satisfaction of the Promissory Note, the Insurer shall treat [**********] which is set forth on Part II (Information about [**********]) of the Schedule K-1 (to Form 1065) provided by [**********] for fiscal year 2012 to the Insurer or the Plan Trustee, as applicable, as the owner of such [**********] for U.S. federal, state and local tax purposes for the 2012 fiscal year. Furthermore, the Insurer shall report on [**********] that the Plan Trustee transfers to the Insurer in satisfaction of the Promissory Note consistent with how [**********] such tax item on any form provided by it to each Party, as applicable, the Internal Revenue Service or any other tax authority. The Company will take no action to cause the Plan Trustee to file any federal, state or local tax filing in a manner inconsistent with this Section 2.6(d)(vi).

(vii)Each Party acknowledges that with respect to all documents entered into, exchanged and executed in connection with the consummation of the transactions contemplated by this Agreement, including for the avoidance of doubt this Agreement itself, it shall enter into and execute such agreements outside the United Kingdom. Each Party shall use commercially reasonable efforts to maintain all of its copies of documents entered into and executed in connection with the consummation of the transactions contemplated by this Agreement outside the United Kingdom. No Party makes any representations or warranties regarding the subject matter of this clause (vii) with respect to any other Person and the Parties acknowledge that no Party has control over any of the actions of any other non-affiliated Person regarding such matters.

(e)On (i) the Business Day immediately prior to the Closing Date, the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each Broker-Quote Public Bond and [**********] in the Final Plan Portfolio determined in accordance with the methodology set forth in Appendix 2.6 as of the close of business on the second Business Day prior to the Closing Date ([**********]) and (ii) the Business Day immediately prior to the Closing Date, the Plan Investment Fiduciary shall also deliver to the Insurer a calculation of the value of each asset in the Final Plan Portfolio other than Broker-Quote Public Bonds and [**********], calculated in accordance with the methodology set forth in Appendix 2.6 as of the close of business on the immediately preceding Business Day (together with the [**********], the “Final Pre-Closing Asset Valuation”). In connection therewith, the Plan Investment Fiduciary will also deliver a statement setting forth the value of each [**********] on Appendix 2.6(d)(I) and Appendix 2.6(d)(II), calculated in accordance with the methodology set forth in Appendix 2.6 as of the close of business on the Business Day immediately preceding the Closing Date.

Section 2.7    Calculation of Dry-Run Closing Premiums.

(a)If the Closing does not occur on November 1, 2012, on the tenth Business Day of each calendar month, beginning in November of 2012, until either the Closing or the termination of this Agreement, the Insurer shall deliver to the Company and the Independent Third Party, and the Company and the Insurer shall

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jointly direct the Independent Third Party to deliver to the Insurer and the Company, a calculation of the Dry-Run Closing Premium generally consistent with the form of Appendix 2.7. The “Dry-Run Closing Premium” shall be equal to (i) the Dry-Run Post-Solicitation Premium multiplied by (ii) 100% plus the Target Closing Date Adjustment, multiplied by (iii) the sum of (A) the CMA Adjustment and (B) the SCA Adjustment, multiplied by (iv) 100% plus the PFS Adjustment, plus (v) the [**********] Adjustment. For purposes of calculating the Dry-Run Closing Premiums, if any, the Insurer shall, and the Insurer and the Company shall jointly direct the Independent Third Party to, (x) use the data provided in accordance with Section 2.6(b), and calculate the Target Closing Date Adjustment, the CMA Adjustment, SCA Adjustment, [**********] Adjustment and PFS Adjustment as of the last day of the immediately preceding calendar month and (y) to perform the certifications and calculations contemplated by the Procedures Manual and this Agreement, but not perform any actuarial calculations.

(b)If a Dry-Run Closing Premium as calculated by the Independent Third Party differs by more than [**********] from such Dry-Run Closing Premium calculated by the Insurer, then the Insurer shall, for a period of five (5) Business Days, seek to reasonably cooperate with the Company and the Independent Third Party to identify the reasons for the difference and seek to resolve all such differences, and shall deliver the revised calculations, if any, to the Company within five (5) Business Days thereafter. In the event the Insurer, the Company and the Independent Third Party do not identify or resolve all such differences, the Company and the Insurer shall jointly direct the Independent Third Party to, within two (2) Business Days, make any revisions to the applicable Dry-Run Closing Premium that were agreed upon by the Company and the Insurer, recalculate such Dry-Run Closing Premium and provide the Company and the Insurer with such revised calculations.

(c)The PFS Adjustment and CMA Adjustment included in any Dry-Run Closing Premium shall incorporate the Base [**********] or the estimated Updated [**********], as applicable and in each case in accordance with Section 2.5(a) (including the limitation on [**********] with respect to the PFS Adjustment in Section 2.5(c)).

(d)The Insurer and the Company shall calculate the CMA Adjustment, SCA Adjustment, PFS Adjustment, and [**********] Adjustment in any Preliminary Closing Premium, Dry-Run Closing Premium, Revised Preliminary Closing Premium, Closing Final Premium, Interim Post-Closing Final Premium and Final Post-Closing Premium in accordance with the agreed upon methodologies as notified by the Independent Third Party in calculating prior Dry-Run Closing Premiums, if any, and any other methodologies agreed to by the Company and Insurer in connection with dry-run and asset reconciliation calculations completed after the DTFA Execution Date and prior to the DTFA Restatement Date.

Section 2.8    Calculation of the Preliminary Closing Premium and Revised Preliminary Closing Premium.

(a)On the day that is seven (7) days prior to the Target Closing Date, the Insurer shall deliver (x) to the Company the Annuity Exhibit utilizing and consistent with the data contained in the Base Data Load File, or if the Closing is after November 1, 2012, then using the data contained in the applicable Data Load File as set forth in Section 2.5(e), and (y) to the Company and the Independent Third Party, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Insurer and the Company, a calculation of the Preliminary Closing Premium generally consistent with the form of Appendix 2.7. The “Preliminary Closing Premium” shall be equal to (x) if the Closing occurs on November 1, 2012 [**********] or (y) otherwise, (i) the Preliminary Post-Solicitation Premium multiplied by (ii) 100% plus the Target Closing Date Adjustment, multiplied by (iii) the sum of (A) the Preliminary CMA Adjustment and (B) the Preliminary SCA Adjustment, multiplied by (iv) 100% plus the Preliminary PFS Adjustment, plus

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(v) the Preliminary [**********] Adjustment. If the Closing does not occur on November 1, 2012, for purposes of calculating the Preliminary Closing Premium, the Insurer shall, and the Insurer and the Company shall jointly direct the Independent Third Party to, (x) use the data provided in accordance with Section 2.6(b) delivered on the immediately prior day and (y) perform the certifications and calculations contemplated by the Procedures Manual and this Agreement, but not perform any actuarial calculations. If the Closing does not occur on November 1, 2012, the Preliminary PFS Adjustment and Preliminary CMA Adjustment shall incorporate the calculation of the Base [**********] or, the Updated [**********], as applicable and in each case in accordance with Section 2.5(c) (including the limitation on [**********] with respect to the PFS Adjustment) and Section 2.5(e).

(b)If the Closing does not occur on November 1, 2012 and the Preliminary Closing Premium as calculated by the Independent Third Party differs by more than [**********] from the Preliminary Closing Premium as calculated by the Insurer, then the Insurer shall, for a period of two (2) days, seek to reasonably cooperate with the Company and the Independent Third Party to identify the reasons for the difference and seek to resolve all such differences, and shall deliver the revised calculations, if any, to the Company within one (1) day thereafter. In the event the Insurer, the Company and the Independent Third Party do not identify or resolve all such differences, the Company and the Insurer shall jointly direct the Independent Third Party to, within one (1) day, make any revisions to the Preliminary Closing Premium that were agreed upon by the Insurer and the Company, recalculate the Preliminary Closing Premium and provide the Company and the Insurer with such revised calculations.

(c)On the day that is two (2) days prior to the Target Closing Date, the Insurer shall deliver to the Company and the Independent Third Party, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Insurer and the Company, a calculation of the Revised Preliminary Closing Premium generally consistent with the form of Appendix 2.7. The “Revised Preliminary Closing Premium” shall be equal to (i) the Preliminary Post-Solicitation Premium multiplied by (ii) 100% plus the Target Closing Date Adjustment, multiplied by (iii) the sum of (A) the Revised Preliminary CMA Adjustment and (B) the Revised Preliminary SCA Adjustment, multiplied by (iv) 100% plus the Revised Preliminary PFS Adjustment, plus (v) the Revised Preliminary [**********] Adjustment. For purposes of calculating the Revised Preliminary Closing Premium, the Insurer shall, and the Insurer and the Company shall jointly direct the Independent Third Party to, (x) use the data provided in accordance with Section 2.6(b) delivered on the immediately prior day and (y) perform the certifications and calculations contemplated by the Procedures Manual and this Agreement, but not perform any actuarial calculations. The Revised Preliminary PFS Adjustment and Revised Preliminary CMA Adjustment shall incorporate the calculation of the Base [**********] or the Updated [**********], as applicable and in each case in accordance with Section 2.5(c) (including the limitation on [**********] with respect to the PFS Adjustment) and Section 2.5(e).

(d)It is understood between the parties that the Company may choose to calculate Dry-Run Closing Premiums, a Preliminary Closing Premium, a Revised Preliminary Closing Premium or a Closing Final Premium, or other premium described in this Article II, and the Insurer shall reasonably cooperate with those efforts consistent with the provisions of Section 2.15.

Section 2.9    Calculation of the Closing Final Premium.

(a)As early as practicable on the Closing Date, the Insurer shall produce and deliver to the Company, the Transferred Assets Schedule, which shall incorporate the Final Asset Statement and the Final Pre-Closing Asset Valuation. Such Transferred Asset Schedule shall be attached as the Transferred Assets Schedule to the Group Annuity Contract.

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(b)On the Closing Date (but prior to the Closing), the Plan Investment Fiduciary shall deliver to the Insurer the In-Kind Asset Information.

(c)On the Closing Date (but prior to the Closing), the Insurer shall deliver to (x) the Company the Annuity Exhibit and (y) the Company and the Independent Third Party, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Insurer and the Company, a calculation of the Closing Final Premium in the form of Appendix 2.7 (but not including an Annuity Exhibit). The “Closing Final Premium” shall be equal to (i) the Preliminary Post-Solicitation Premium multiplied by (ii) 100% plus the Closing Date Adjustment, multiplied by (iii) the sum of (A) the Closing CMA Adjustment and (B) the Closing SCA Adjustment, multiplied by (iv) 100% plus the Closing PFS Adjustment, plus (v) the Closing [**********] Adjustment; provided that if the unavailability or inaccessibility of POINT (a “POINT Access Event”) prevents the calculation on the Closing Date of the Closing Final Premium, the Closing Final Premium shall be equal to the Revised Preliminary Closing Premium. For the purposes of calculating the Closing Final Premium, the Insurer shall, and the Insurer and the Company shall direct the Independent Third Party to, (x) use the data provided in accordance with Section 2.9(a) and Section 2.9(b) and (y) perform the certifications and calculations contemplated by the Procedures Manual and this Agreement, but not perform any actuarial calculations. The Closing PFS Adjustment and Closing CMA Adjustment shall incorporate the calculation of the Base [**********] or the Updated [**********], as applicable and in each case in accordance with Section 2.5(c) (including the limitation on [**********] with respect to the PFS Adjustment) and Section 2.5(e).

(d)If (i) the Independent Third Party has calculated the Closing Final Premium and (ii) the Closing Final Premium calculated by the Independent Third Party differs by an amount equal to or less than [**********] from the Closing Final Premium calculated by the Insurer, the Closing Final Premium will be the amount so calculated by [**********]. In the event of a POINT Access Event, the foregoing calculations of the Closing Final Premium will be deemed to refer to the Revised Preliminary Closing Premium, and in such event, if the difference between the Revised Preliminary Closing Premium calculated by the Independent Third Party differs by an amount equal to or less than [**********] from the Revised Preliminary Closing Premium calculated by the Insurer, the Revised Preliminary Closing Premium will be the amount so calculated by [**********].

(e)If (i) the Independent Third Party has calculated the Closing Final Premium and (ii) the Closing Final Premium calculated by the Independent Third Party is more than [**********] less than the Closing Final Premium calculated by the Insurer, the Company may elect to either (A) waive the condition to its obligations to close set forth in Section 8.2(i) and use the Closing Final Premium [**********], and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section 2.12, or (B) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and proceed to work with the Insurer to the next Target Closing Date, if any, or (C) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and terminate this Agreement pursuant to Section 10.1(h); provided, that in the event that the Company elects to terminate this Agreement as provided in this clause (C), the Insurer may, by the delivery of notice to the Company within three (3) Business Days following the delivery to the Insurer of the Company's notice to terminate, elect to use the Closing Final Premium calculated by the Independent Third Party solely for purposes of Closing, and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section 2.12 (and in that case this Agreement will not be terminable pursuant to Section 10.1(h)). In the event of a POINT Access Event, the forgoing calculations

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of the Closing Final Premium will be deemed to refer to the Revised Preliminary Closing Premium.

(f)If the Independent Third Party has not calculated the Closing Final Premium, the Closing Final Premium shall equal the Closing Final Premium as calculated by the Insurer (but, unless the Preliminary Post-Solicitation Premium calculated by the Insurer and the Preliminary Post-Solicitation Premium calculated by the Independent Third Party differ by more than [**********], applying the Preliminary Post-Solicitation Premium calculated by the Independent Third Party); provided that if (i) the Company has calculated the Closing Final Premium and (ii) the Closing Final Premium calculated by the Company is more than [**********] less than the Closing Final Premium calculated by the Insurer, the Company may elect to either (A) waive the condition to its obligations to close set forth in Section 8.2(i) and use the Closing Final Premium calculated by [**********] solely for purposes of Closing, and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section 2.12, or (B) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and proceed to work with the Insurer to the next Target Closing Date, if any, or (C) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and terminate this Agreement pursuant to Section 10.1(h); provided, further, that in the event that the Company elects to terminate this Agreement as provided in this clause (C), the Insurer may, by the delivery of notice to the Company within three (3) Business Days following the delivery to the Insurer of the Company's notice to terminate, elect to use the Closing Final Premium calculated by [**********] solely for purposes of Closing, and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section 2.12 (and in that case this Agreement will not be terminable pursuant to Section 10.1(h)). In the event of a POINT Access Event, the forgoing calculations of the Closing Final Premium will be deemed to refer to the Revised Preliminary Closing Premium.

C.    Calculation of Post-Closing Premiums
Section 2.10    Interim Post-Closing Final Premium.

(a)If the Closing Date has occurred on or prior to December 14, 2012, then on or prior to December 19, 2012, the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each asset in the Final Plan Portfolio, (i) with respect to the Public Bonds and [**********] (other than Broker-Quote Public Bonds and [**********]) included in the Final Plan Portfolio, valued in an amount equal to the value assigned to [**********] in connection with calculation of the Final Pre-Closing Asset Valuation, (ii) with respect to each Broker-Quote Public Bond [**********] a calculation of the value of each Broker-Quote Public Bond [**********] in the Final Plan Portfolio in accordance with the methodology set forth in Appendix 2.6 as of the close of business on the Business Day immediately prior to the Closing Date (the “[**********]”) and (iii) with respect to [**********] in the Final Plan Portfolio, valued as of the close of business on the Business Day immediately preceding the Closing Date in accordance with the methodology set forth in Appendix 2.6, it being understood that with respect to any [**********] the value of such [**********] shall be unchanged from the value of such [**********] calculated in connection with the Final Pre-Closing Asset Valuation (collectively, the “Interim Closing Asset Valuation”); provided that if the Plan Investment Fiduciary fails to deliver an Interim Closing Asset Valuation pursuant to this Section 2.10(a), the Insurer shall deliver to the Company an Interim Closing Asset Valuation with respect to Broker Quote Public Bonds, [**********] in connection with its calculation of the Interim Post-Closing Final Premium in accordance with the methodologies set forth in Appendix 2.6. For the avoidance of doubt, the value of the Promissory Note and [**********] that the Plan Trustee may transfer to the Insurer in satisfaction of

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the Promissory Note shall not change for the purposes of this Section 2.10(a).

(b)If the Closing Date has occurred on or prior to December 14, 2012, then on November 30, 2012, the Insurer shall deliver to the Company a proposed Annuity Commencement Date File, utilizing and consistent with the Data Load File delivered on November 21, 2012. Provided that the Insurer delivers a proposed Annuity Commencement Date File utilizing and consistent with the data set forth on the October 26, 2012 Data Load File on or before November 15, 2012, the Company shall notify the Insurer as soon as practicable but not later than December 3, 2012 of (i) any errors or omissions in the proposed Annuity Commencement Date File as described in the first sentence of this Section 2.10(b) and delivered on November 30, 2012, as well as (ii) any conflicts between such proposed Annuity Commencement Date File and the November 21, 2012 Data Load File. The Insurer and Company shall cooperate in good faith to resolve and agree upon the changes to such proposed Annuity Commencement Date File no later than December 5, 2012. The Company shall approve the Annuity Commencement Date File as of December 5, 2012 or shall notify the Insurer in writing of any remaining identified conflicts or disputes, which will be subject to the following procedures:

(i)If the Insurer determines in its sole discretion that it can resolve, using its commercially reasonable efforts, any remaining identified conflicts or disputes in time for the Insurer to effect corrections to the Annuity Payments prior to the Annuity Commencement Date, the Insurer will use its commercially reasonable efforts to resolve such identified conflicts or disputes so that the Annuity Payments on and following the Annuity Commencement Date reflect any corresponding corrections.

(ii)If the Insurer determines in its sole discretion that it cannot resolve, using its commercially reasonable efforts, the remaining identified conflicts or disputes in time for the Insurer to effect corrections to the Annuity Payments prior to the Annuity Commencement Date, then:

(A)following the Annuity Commencement Date and continuing until such time as the Insurer reasonably determines that it is able to begin paying the Annuity Payments reflecting all necessary corrections, (x) the Annuity Payments shall be made in accordance with the ATSA and (y) the Company shall [**********] the Annuity Payments are made in accordance with the ATSA; and

(B)the Insurer and Company shall cooperate in good faith to resolve all remaining identified conflicts or disputes, and the Insurer shall use its commercially reasonable efforts to make all changes to the proposed Annuity Commencement Date File as soon as practicable.

(c)If the Closing Date has occurred on or prior to December 14, 2012, then on December 6, 2012, the Insurer shall deliver to the Company a proposed amended Annuity Exhibit, utilizing and consistent with the data contained in the November 21, 2012 Data Load File. On or prior to December 10, 2012, the Company shall notify the Insurer of any discrepancy it may identify between such proposed amended Annuity Exhibit and the data contained in the November 21, 2012 Data Load File. The Insurer and Company shall cooperate in good faith to resolve any discrepancies on or prior to December 17, 2012 and the Insurer shall reflect any changes to such proposed amended Annuity Exhibit agreed upon on or prior to December 17, 2012 in a revised amended Annuity Exhibit (the “Amended Annuity Exhibit”).

(d)If the Insurer makes an Annuity Payment with respect to a Covered Life that is overstated or the Covered Life is incorrectly included on the Annuity Commencement Data File or Amended Annuity Exhibit, as approved by the Company, and subsequently such Covered Life is not included (other than as a result of mortality) or the Annuity Payment is reduced on the Final Amended Annuity Exhibit, as finally

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determined pursuant to Section 2.11(c) or Section 2.12(a), the Company will reimburse the Insurer for any such improper or overstated Annuity Payment; provided, however, that the Insurer will not be entitled to a reimbursement from the Company if such improper or overstated Annuity Payment is made by the Insurer after the Final Amended Annuity Exhibit is finally determined, or if such Annuity Payment is made notwithstanding that, subsequent to the Amended Annuity Exhibit and prior to the date that is seven (7) days before such Annuity Payment is made, the Company notifies the Insurer that an Annuity Payment for a Covered Life should not be made or is overstated. In connection with the foregoing, the Insurer hereby assigns to the Company or its designee any and all of its rights to seek reimbursement from such Covered Life for which the Insurer made an Annuity Payment and was subsequently reimbursed by the Company for such payment.

(e)If the Closing Date has occurred on or prior to December 14, 2012, then on or prior to December 20, 2012:

(i)the Insurer shall deliver to the Company a calculation of the Interim Post-Closing Post-Solicitation Premium. The “Interim Post-Closing Post-Solicitation Premium” shall be an amount, calculated by the Insurer, equal to (1) sum of (i) the Non-Solicited Annuity Premium and (ii) the Non-Electing Annuity Premium calculated in accordance with Section 2.4, plus (2) the sum of (A) the Non-Solicited Benefit Increase Premium, (B) the Solicited Non-Electing Benefit Increase Premium, and (C) the New Life Premium, if any, in each case in respect of the November 21, 2012 Data Load File;

(ii)the Insurer shall calculate and deliver to the Company, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Company and the Insurer, a calculation of the Interim Post-Closing Final Premium in the form of Appendix 2.7 (but not including an Annuity Exhibit). The “Interim Post-Closing Final Premium” shall be equal to (A) the Interim Post-Closing Post-Solicitation Premium multiplied by (B) 100% plus the Closing Date Adjustment, multiplied by (C) the sum of (I) the Closing CMA Adjustment and (II) the Closing SCA Adjustment, multiplied by (D) 100% plus the Closing PFS Adjustment, plus (E) the Closing [**********] Adjustment, plus (F) the Incremental Interim [**********] Adjustment;

(iii)the Insurer shall produce and deliver to the Company and the Independent Third Party an updated Transferred Assets Schedule; and

(f)Within five (5) Business Days of the delivery by the Insurer of the calculation of the Interim Post-Closing Final Premium:

(i)if the sum of (A) the aggregate value of the assets in the Final Plan Portfolio specified in the Interim Closing Asset Valuation and (B) the amount of the Cash Closing Payment exceeds the amount of the Interim Post-Closing Final Premium, then, subject to the execution by the Plan Trustee of an amendment of the Group Annuity Contract in connection with Section 2.19, either Insurer Parent or the Insurer shall pay to the Plan Trustee an amount, in Cash, equal to such excess (the “Interim Post-Closing Insurer Payment”); and

(ii)if the amount of the Interim Post-Closing Final Premium exceeds the sum of (A) the aggregate value of the assets in the Final Plan Portfolio specified in the Interim Closing Asset Valuation and (B) the amount of the Cash Closing Payment, then, subject to the execution by the Insurer of an amendment of the Group Annuity Contract in connection with Section 2.19, the Independent Fiduciary shall irrevocably direct the Plan Trustee to pay to the Insurer an amount, in Cash, equal to such excess

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(the “Interim Post-Closing Plan Payment”).

(g)The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.10. The Plan Trustee shall unconditionally pay all such amounts to the Insurer pursuant to the Plan Trustee Agreement.

(h)Three (3) Business Days prior to the date of the Insurer's delivery of the Interim Post-Closing Premium, the Company and the Insurer shall jointly direct the Independent Third Party to prepare an Interim Post-Closing Final Premium, which it shall deliver to the Company and the Insurer on the same date that the Insurer delivers its calculation of the Interim Post-Closing Final Premium.

(i)On November 21, 2012, the Company will cause a Data Load File to be delivered to the Insurer.

Section 2.11    Final Valuation of Final Plan Portfolio and Post-Closing Final Premium.

(a)On or prior to the day that is eighty (80) days following the Closing Date, the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each asset in the Final Plan Portfolio, (i) with respect to the [**********] included in the Final Plan Portfolio, valued in an amount equal to [**********] in connection with calculation of the Final Pre-Closing Asset Valuation (ii) with respect [**********] in the Final Plan Portfolio, valued in an amount equal [**********] in connection with calculation of the Interim Closing Asset Valuation or, if there has not been an Interim Closing Valuation, [**********] and (iii) with respect to [**********] in the Final Plan Portfolio valued as of the close of business on the Business Day immediately preceding the Closing Date in accordance with the methodology set forth in Appendix 2.6 (the “Closing Asset Valuation”); provided that if the Plan Investment Fiduciary fails to deliver a Closing Asset Valuation pursuant to this Section 2.11(a), the Insurer shall deliver to the Company a Closing Asset Valuation in connection with its calculation of the Post-Closing Final Premium, with respect to [**********], in accordance with the methodologies set forth in Appendix 2.6.

(b)From and after the Closing until the determination of the Post-Closing Final Premium, the Insurer will, in accordance with the Insurer's standard verification practices and procedures, review the Social Security Master Death file and the Lexis Nexis Accurint tool to attempt to determine if any Covered Lives or Contingent Lives are deceased. If either such data source indicates that a Covered Life or Contingent Life is deceased, the life will be deemed deceased, subject to the Insurer's standard verification practices and procedures. The Insurer will provide monthly updates to the Company of such mortality review.

(c)On the later of the date that is [**********] (the “Final Data Load File Delivery Date”), the Insurer shall deliver to the Company the proposed Final Amended Annuity Exhibit (the “Final Data Load File”), utilizing and consistent with the data contained in the November 21, 2012 Data Load File and reflecting any other data correction changes identified and agreed by the Company and the Insurer. Within five (5) Business Days following delivery of the Final Data Load File, the Company shall notify the Insurer of any proposed changes. The Insurer and the Company will work to resolve any differences and reflect any such agreement in an updated Amended Annuity Exhibit (such Annuity Exhibit, updated to reflect mutually agreed changes or changes as a result of the resolution of any disputes in accordance with Section 2.12(a), the “Final Amended Annuity Exhibit”). If the Insurer and the Company do not agree on a Final Amended Annuity Exhibit by the eighty-fifth (85th) day following the Closing, then, for purposes of preparing the Post-Closing Post-Solicitation Premium, the Insurer will use the Final Data Load File as updated to reflect any agreed

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changes as of such date, and the Final Amended Annuity Exhibit will be determined following the dispute resolution process in Section 2.12(a).

(d)On or prior to the date that is ninety (90) days following the Closing Date, but in no event earlier than March 1, 2013 (such date shall be the agreed upon Expected Data Finalization Date under the Group Annuity Contract):

(i)the Insurer shall deliver to the Company a calculation of the Post-Closing Post-Solicitation Premium. The “Post-Closing Post-Solicitation Premium” shall be an amount, calculated by the Insurer, equal to (1) the sum of (i) the Non-Solicited Annuity Premium and (ii) the Non-Electing Annuity Premium calculated in accordance with Section 2.4, plus (2) the sum of (A) the Non-Solicited Benefit Increase Premium, plus (B) the Solicited Non-Electing Benefit Increase Premium, plus (C) the New Life Premium, if any, in each case using the Final Amended Annuity Exhibit;

(ii)the Insurer shall calculate and deliver to the Company a calculation of the Post-Closing Final Premium in the form of Appendix 2.7 (but not including an Annuity Exhibit). The “Post-Closing Final Premium” shall be equal to (A) the Post-Closing Post-Solicitation Premium multiplied by (B) 100% plus the Closing Date Adjustment, multiplied by (C) the sum of (I) the Closing CMA Adjustment and (II) the Closing SCA Adjustment, multiplied by (D) 100% plus the Closing PFS Adjustment, plus (E) the Closing [**********] Adjustment, plus (F) the sum of the Incremental Interim [**********] Adjustment and the Incremental Final [**********] Adjustment; and

(iii)the Insurer shall produce and deliver to the Company and the Independent Third Party an updated Transferred Assets Schedule.

(e)Three (3) Business Days prior to the date of the Insurer's delivery of the Post-Closing Final Premium, the Company and the Insurer shall jointly direct the Independent Third Party to prepare a Post-Closing Final Premium, which it shall deliver to the Company and the Insurer on the same date that the Insurer delivers its calculation of the Post-Closing Final Premium.

Section 2.12    Post-Closing Final Premium and Closing Asset Valuation Disputes.

(a)Within ten (10) days following the delivery by the Insurer of the calculation of the Post-Closing Final Premium in accordance with Section 2.11(d)(ii), subject to Section 2.12(b), (i) the Company or the Insurer may dispute any component of the calculation of the Post-Closing Post-Solicitation Premium, the Post-Closing Final Premium, the Final Data Load File or the Final Amended Annuity Exhibit used for purposes of calculating the Post-Closing Post-Solicitation Premium or any other item set forth in the calculation of the Post-Closing Final Premium (or any component of a prior calculation of the premium), including whether [**********] and any New Life Premium; and (ii) the Insurer may dispute the Closing Asset Valuation. Any such dispute (an “Arbitration Dispute”) shall be resolved in accordance with the procedures set forth in Appendix 2.12.

(b)Notwithstanding anything to the contrary in Section 2.12(a), (i) if the Company shall have made the election set forth in clause (A) of Section 2.9(e) or clause (A) of Section 2.9(f) the Insurer shall not have the right to dispute any component of the calculation of the Post-Closing Final Premium (other than whether the calculation of the [**********] of the Non-Solicited Annuity Premium or Non-Electing Annuity Premium was done in accordance with the methodologies in Section 2.4(c)), or any other item set forth in the calculation of the Post-Closing Final Premium (other than (A) whether an [**********] (B) the In-Kind Asset Information (C) the Closing Asset Valuation or (D) whether the calculation of the [**********] of

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the Non-Solicited Annuity Premium or Non-Electing Annuity Premium was done in accordance with the methodologies in Section 2.4(c)), (ii) the Company shall not have the right to dispute the Closing Asset Valuation and (iii) neither the Company nor the Insurer shall have the right to dispute the [**********].

(c)Any component of (i) the calculation of the Post-Closing Post-Solicitation Premium, (ii) the Final Data Load File, (iii) the Final Amended Annuity Exhibit, or (iv) the calculation of the Post-Closing Final Premium, or any other item set forth in the calculation of the Post-Closing Final Premium, including the Closing Asset Valuation, or whether an [**********] which is not disputed pursuant to Section 2.12(a) shall, subject to Section 2.21, be final and binding on the Parties.

Section 2.13    True-Up Payment Upon Resolution of Post-Closing Final Premium and Closing Asset Valuation Disputes.

(a)By the earlier of (x) the date that is five (5) Business Days following the final resolution of all disputes in accordance with Section 2.12(a) and (y) the later of the date that is (1) 175 days following the end of the PBGC Review Period and (2) 145 days following the Closing Date:

(i)if (A) the sum of (x) the aggregate Closing Asset Valuation of the assets in the Final Plan Portfolio (as may be adjusted following the resolution of disputes in accordance with Section 2.12(a)) and (y) the amount of the Cash Closing Payment minus (B) the Interim Post-Closing Insurer Payment, if any, plus (C) the Interim Post-Closing Plan Payment, exceeds the amount of the Post-Closing Final Premium (as may be adjusted following the resolution of any disputes in accordance with Section 2.12(a)), if any, then, subject to the execution by the Plan Trustee of an amendment of the Group Annuity Contract in connection with Section 2.19, either Insurer Parent or the Insurer shall pay to the Plan Trustee an amount, in Cash, equal to such excess; and

(ii)if (A) the amount of the Post-Closing Final Premium (as adjusted following the resolution of disputes in accordance with Section 2.12(a)) plus (B) the [**********], if any, minus (C) the Interim Post-Closing Plan Payment, exceeds the sum of (x) the aggregate Closing Asset Valuation of the assets in the Final Plan Portfolio (as may be adjusted following the resolution of any disputes in accordance with Section 2.12(a)) and (y) the amount of the Cash Closing Payment, then, subject to the execution by the Insurer of an amendment of the Group Annuity Contract in connection with Section 2.19, the Independent Fiduciary shall irrevocably direct the Plan Trustee to pay to the Insurer, an amount, in Cash, equal to such excess.

(b)The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.13. The Plan Trustee shall unconditionally pay all such amounts to the Insurer pursuant to the Plan Trustee Agreement.

D.    TCF
Section 2.14    TCF.
(a)The Company shall deposit into the Escrow Account, by wire transfer of immediately available funds, the TCF on the Business Day following the DTFA Execution Date and the 5th Business Day of each calendar month thereafter (starting in July of 2012), until the earlier to occur of the Closing Date and the termination of this Agreement in accordance with Article X.

(b)The Company shall pay any and all fees and other amounts that may become due and payable

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to the Escrow Agent pursuant to the Escrow Agreement.

E.    General
Section 2.15    Access and Cooperation. The Company, the Insurer and their respective Representatives shall be entitled to reasonable access during normal business hours to examine and be provided copies of (a) the work papers and files related to the preparation of, or support for, the calculations and valuations contemplated by this Article II, including any such work papers and files of the Plan Actuary and any such work papers or files related to POINT and (b) the relevant books and records of the Insurer, the Company or the Plan Actuary, as applicable, and to discuss with the Insurer's or the Company's, as applicable, employees and Representatives (including in the case of the Company, the Plan Actuary) involved with respect thereto; except that, (x) other than as set forth in Section 11.7, the Company and its Representatives shall not have access to the Insurer Provided Life-by-Life Information or any work papers or other information that discloses or reveals Insurer Provided Life-by-Life Information, nor shall the Company or any of its Representatives attempt to derive, directly or indirectly, Insurer Provided Life-by-Life Information from any other information provided to the Company, the Company's Affiliates or Representatives or the Company's Affiliates' Representatives; and (y) the Insurer shall not have access to the work papers, files or books and records of the Plan Actuary to the extent (i) (A) the Company does not have copies of such work papers, files or books and records and (B) the Plan Actuary refuses to consent to granting the Insurer access to such work papers, files or books and records or (ii) if the Company does have copies of such work papers, files or books and records, (A) such work papers, files or books and records are subject to a confidentiality agreement or other contractual obligation restricting the Company from providing such information to the Insurer or its Affiliates, (B) the Company has used commercially reasonable efforts to obtain the Plan Actuary's consent to the provision of such work papers, files or book and records to the Insurer, and (C) the Plan Actuary has refused to give such consent despite the Company having provided the Insurer with a reasonable opportunity to satisfy any conditions the Plan Actuary may impose before granting such consent. Nothing in this Section 2.15 shall require the Company or any of its Affiliates to (x) violate any law or (y) initiate any litigation or arbitration. Without limiting the foregoing, following the Closing until the earlier of (1) the payment of all amounts contemplated by Section 2.13 and (2) the date the Insurer has entered into a confidentiality agreement with the Plan Actuary as contemplated by this sentence, the Company shall use commercially reasonable efforts to obtain the Plan Actuary's agreement to grant access to the Insurer to the Plan Actuary's work papers and files related to the preparation of or support for the calculations contemplated by this Article II, or to its relevant books and records, and employees and Representatives, in each case with respect to its work under this Agreement, including using its commercially reasonable efforts to cause the Plan Actuary to execute a confidentiality or similar agreement with the Insurer so that the Insurer may obtain access directly from the Plan Actuary to such work papers, files and books and records. Should, notwithstanding the foregoing, the Company or any of its Representatives obtain Insurer Provided Life-by-Life Information, whether directly or indirectly, or through a process of derivation, they hereby agree to transfer any rights in such information to the Insurer.

Section 2.16    Data Updates. The Insurer shall have reasonable access to all updates to data, including benefit amounts, benefit forms, dates of birth, dates of death, gender, and lives missing from the original data provided by Towers Watson that relate to the premium payable to the Insurer, in each case limited to data in connection with Plan Beneficiaries or

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Plan Participants who are Covered Lives, Contingent Lives and Beneficiaries.

Section 2.17    Business Day Adjustments. If any calculation set forth in this Article II is to be performed as of a day that is not a Business Day, such calculation shall be performed as of the immediately preceding Business Day.

Section 2.18    Adjustment to the Target Closing Date. If subsequent to the calculation or delivery of a calculation or other deliverable that was required to be performed or delivered as of, on or prior to a day that is some number of days prior to the Target Closing Date, the Target Closing Date is adjusted so that it is a later date, the applicable Party shall re-calculate or deliver such calculation or other deliverable as of, on or prior, as applicable, to such number of days prior to the Target Closing Date as so adjusted.

Section 2.19    Amendments to the Group Annuity Contract.

(a)Within five (5) Business Days following the delivery by the Insurer of the calculation of the Interim Post-Closing Final Premium, the Insurer shall amend the Group Annuity Contract, and the Independent Fiduciary shall irrevocably direct the Plan Trustee to amend the Group Annuity Contract, in each case, (i) to reflect any differences between the amount of the Interim Post-Closing Final Premium and the amount of the Closing Final Premium, (ii) to substitute the Amended Annuity Exhibit produced pursuant to Section 2.10(c) for the Annuity Exhibit delivered in connection with the delivery of calculation of the Closing Final Premium and (iii) the Transferred Assets Schedule delivered in connection with the calculation of the Interim Post-Closing Final Premium and the Transferred Assets Schedule delivered pursuant to Section 2.9(a).

(b)In conjunction with the substitution of the Amended Annuity Exhibit for the Annuity Exhibit as provided in Section 2.19(a), the Insurer will deliver a certificate to the Company certifying that such substituted Amended Annuity Exhibit is identical to the Amended Annuity Exhibit provided pursuant to Section 2.10(c).

(c)By the earlier of (i) the date that is five (5) Business Days following the final resolution of all disputes in accordance with Section 2.12 and (ii) the later of the date that is (A) one hundred seventy-five (175) days following the end of the PBGC Review Period and (B) one hundred forty-five (145) days following the Closing Date, the Insurer shall amend the Group Annuity Contract, and the Independent Fiduciary shall irrevocably direct the Plan Trustee to amend the Group Annuity Contract, in each case, (x) to reflect any differences between the amount of the Post-Closing Final Premium (as adjusted following the resolution of any disputes in accordance with Section 2.12(a)) and the amount of the Interim Post-Closing Final Premium, or if no Interim Post-Closing Final Premium was delivered, the Closing Final Premium, (y) to substitute the Final Amended Annuity Exhibit as adjusted following any agreed updates and the resolution of any disputes in accordance with Section 2.12(a) for the Amended Annuity Exhibit produced pursuant to Section 2.10(c), or if no Interim Post-Closing Final Premium was delivered, the Annuity Exhibit delivered in connection with the delivery of the calculation of the Closing Final Premium and (z) the Transferred Assets Schedule delivered in connection with the calculation of the Post-Closing Final Premium (as adjusted following the resolution of any disputes in accordance with Section 2.12(a)) and the Transferred Assets Schedule delivered pursuant to Section 2.10(e)(iii) or if no Transferred Assets Schedule was delivered pursuant to Section 2.10(e)(iii), the Transferred Assets Schedule delivered pursuant to Section 2.9(a).

(d)In conjunction with the substitution of the Final Amended Annuity Exhibit for the Amended Annuity Exhibit or the Annuity Exhibit, as applicable, as provided in Section 2.19(c), the Insurer will deliver a certificate to the Company certifying that such substituted Final Amended Annuity Exhibit is identical to

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the Final Amended Annuity Exhibit provided pursuant to Section 2.11(c), as may be adjusted following any agreed updates and the resolution of any disputes in accordance with Section 2.12.

Section 2.20    Amendments to the Procedures Manual and Identified CD-ROM. If the Company or the Insurer identify any error or omission in the Procedures Manual or the Identified CD-ROM, the Company or the Insurer, as applicable, shall promptly inform the other and the Company and the Insurer shall cooperate in good faith to update the Procedures Manual or the Identified CD-ROM to resolve such error or omission, and such updated Identified CD-ROM shall be initialed by the Company and the Insurer. The Procedures Manual or the Identified CD-ROM, as updated pursuant to this Section 2.20, shall be binding on the Parties.

Section 2.21    [**********]

(a)If, prior to the later of the date that is (1) 175 days following the end of the PBGC Review Period and (2) 145 days following the Closing Date, (i) the Insurer or the Company identifies as [**********] to the Insurer at Closing or transferred in satisfaction of the Promissory Note, or (ii) the Insurer declares the Promissory Note ([**********] on the Promissory Note Maturity Date) [**********] (up to the outstanding principal amount on the Promissory Note) pursuant to Section 6.13(b), then, in either case, (x) the Insurer or the Company, as applicable, shall promptly inform the other, and, if such [**********] (or, in the case of the Promissory Note, if the Insurer has declared the Promissory Note [**********] pursuant to Section 6.13(b)), (y) the Independent Fiduciary shall, within 5 days of such notice, [**********] (or if the Promissory Note, the outstanding principal amount on the Promissory Note) and (z) the Insurer shall, simultaneously [**********] State Street Bank and Trust Company, in its capacity as Plan Trustee.

(b)The Company shall make available to the Plan, Cash in the amount necessary to enable State Street Bank and Trust Company, in its capacity as Plan Trustee, to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.21. State Street Bank and Trust Company, in its capacity as Plan Trustee, shall unconditionally pay all such amounts to the Insurer pursuant to the Plan Trustee Agreement.

Section 2.22    Return of Additional Premium Due To Late Discovery of Mortality. Notwithstanding Sections 2.10-2.13 (and any arbitration relating thereto), if after the date that is seven (7) days prior to the date that the Post-Closing Final Premium is delivered pursuant to Section 2.11(d)(ii) and prior to the date that is ninety (90) days after the Annuity Commencement Date, the Insurer discovers additional data corrections relating to deaths of Covered Lives and Contingent Lives that occurred prior to the Annuity Commencement Date, the Insurer shall return the portion of the Post-Closing Final Premium relating to such deaths to the Plan Trustee or, in the event that the Plan is no longer in existence, to the Company, within twenty (20) days thereafter. The Company shall have no rights to dispute such calculation.

Section 2.23    Reimbursement of [**********]

(a)If, during the period from and after the Closing Date through [**********] of the Closing Date, the Insurer (or, from the Closing Date through the applicable [**********] the Plan) makes a payment to, or has a [**********] at Closing or in satisfaction of the Promissory Note, due to the following:

(i)an obligation pursuant to an [**********] in whole or in part, or otherwise reimburse or pay to the [**********] prior to the Closing Date, provided [**********]

(ii)any tax, fee or other governmental charge (including, without limitation, any

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deductions or offsets relating to withholding tax deductions or other payments of taxes) to the extent attributable to [**********] prior to the Closing Date, or

(iii)any Losses arising from breach by [**********] under the [**********] (which, for the avoidance of doubt, does not include [**********] Documentation) which arise, accrue or relate to the period prior to the relevant transfer date, which may be either the Closing Date or [**********]
then (other than with respect to payments or reductions taking place prior to the [**********]) the Insurer shall deliver notice to the Company setting forth in reasonable detail the amount of the claim and indemnification reimbursement that the Insurer seeks (provided that, the failure to so notify the Company will not relieve the Company of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the Losses to have been greater than such Losses would have been had the Company been given prompt notice hereunder). The Insurer shall also provide such supporting documentation as may be reasonably requested by the Company in connection therewith. The Company thereafter will be permitted to assume the defense of the such claim in a manner consistent with the procedures set forth in Section 2.24. The Company shall, within ninety (90) days following its receipt of such notice, remit such amount to the Insurer (or if such claim is disputed in good faith, promptly on resolution of such dispute). For the avoidance of doubt, only those amounts that (A) result in an actual payment by ([**********]) to the Insurer, and (B) only with respect to Section 2.23(a)(i), are related to a prior distribution ([**********]) to the Plan Trustee, on behalf of the Plan, are eligible for payment by the Company pursuant to this Section 2.23. The maximum aggregate obligation of the Company to make payments under this Section 2.23 is [**********], and the Company shall have no other obligations in respect of Transferred Liabilities described in this Section 2.23 other than as provided in this Section 2.23.
(b)If, during the period from and after the Closing Date through [**********] of the Closing Date, the Insurer (or, prior to the applicable [**********] date, the Plan) receives a [**********] to it at Closing or on the applicable [**********] date, or in satisfaction of the Promissory Note, then upon becoming aware that [**********] the Insurer shall deliver a notice to the Company setting forth in reasonable detail the amount of the [**********] to such entity as the Company may direct (or, in respect of [**********] by the Plan prior to the applicable [**********] date, the Plan will be permitted to retain such payment). [**********] to the Insurer prior to the second anniversary of the Closing Date with respect to any payment made on behalf of the Plan prior to the Closing Date that is determined under the [**********] to be in excess of the amount that was actually required to paid on behalf of the Plan, but only to the extent the [**********] was reduced by such payment made on behalf of the Plan. The maximum aggregate obligation of the Insurer to make payments (including payments received by the Plan prior to the [**********] and retained by the Plan pursuant to the preceding sentence) under this Section 2.23 is [**********] and the Insurer shall have no other obligations with respect to any [**********] with respect to [**********] after the Closing.

Section 2.24    [**********] Indemnification.

(a)Coverage. If, following the Closing, either (i) the Insurer, or (ii) the applicable [**********] to the Insurer (a “Transferor”), the Plan, the Plan Investment Fiduciary or the Company (or in the case of (i) and (ii), any of their respective Affiliates) becomes subject to a claim for indemnification or reimbursement (including by [**********]) brought under an indemnity obligation set forth in the [**********] by or on behalf [**********] or any other indemnified party under the [**********] (other than the Transferor or the Insurer, if applicable, and other than a claim for the reimbursement of Transfer Expenses or Transfer Taxes provided for in Section 2.25) (collectively, the [**********] and each, a [**********]), and such claim arises in connection with the Transferor's actual or attempted [**********] to the Insurer or the entering

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into of the [**********], and the [**********] provides that the [**********] may require either the Transferor or the Insurer, or both, to indemnify on either a joint and several basis (or has the effect of imposing joint liability) or a several basis (or has the effect of imposing sole liability for indemnification on either the Insurer or Transferor), such [**********] for Losses (as specified in such provisions) it incurs related to the actual or attempted [**********] to the Insurer or the entering into of the [**********] then the Insurer and the Company will apportion responsibility for any such Losses in respect of such claim as set forth in this Section 2.24 notwithstanding anything herein or in the [**********] to the contrary.
For the avoidance of doubt, (x) this Section 2.24 does not apply with respect to a claim for indemnification or reimbursement under the [**********] (either in a provision or set of related provisions) if (A) such claim is with respect to a breach by the Insurer, on the one hand, or the Transferor, Plan, the Plan Investment Fiduciary or the Company, on the other hand, of any representation, warranty, covenant or agreement by such party in the [**********] (B) only the Insurer, on the one hand, or the Transferor, Plan, the Plan Investment Fiduciary or the Company, on the other hand, is required to indemnify a [**********] for such claim as a result of its own breach (and the other party to the [**********] is not required to indemnify such [**********] for such first party's breach), and (C) the other party to the [**********] not subject to the [**********] indemnification claim has not breached a representation, warranty, covenant or agreement substantially identical to the representation, warranty, covenant or agreement with respect to which the party subject to the indemnification claim is being requested to indemnify such [**********], (y) this Section 2.24 is only intended to apply to claims under the [**********] (as opposed to the underlying [**********] documentation relating to the ownership of such [**********]), and (z) if Section 2.23 would also apply to a claim for reimbursement from [**********], Section 2.23 controls in all respects.
(b)Indemnification for Single Party Breach Claims.

(i)The Company will indemnify and hold the Insurer and its Affiliates harmless against all Losses (including reasonable out-of-pocket expenses and reasonable fees and expenses of counsel to the Insurer and Affiliates and regardless of whether payment for such Losses will be effected by any repayment or deduction from or off-set against any subsequent [**********] the Insurer or reduction in [**********] the Insurer or its Affiliates or otherwise) arising out of or relating to any and all claims for indemnification that fall within the scope of Section 2.24(a), if and to the extent such claim arises out of or relates to any inaccuracy in or breach of any representation or warranty made by the Transferor in the applicable [**********] or the failure of the Transferor to comply with any of its covenants, agreements or obligations contained in such [**********] (each such claim, a “Transferor Breach Claim”).

(ii)The Insurer will indemnify and hold the Company, the Transferor, the Plan, the Plan Investment Fiduciary and their Affiliates harmless against all Losses (including reasonable out-of-pocket expenses and reasonable fees and expenses of counsel to the Company, the Transferor, the Plan, the Plan Investment Fiduciary and their Affiliates) arising out of or relating to any and all claims for indemnification that fall within the scope of Section 2.24(a), if and to the extent such claim arises out of or relates to any inaccuracy in or breach of any representation or warranty made by the Insurer in the applicable [**********] or the failure of the Insurer to comply with any of its covenants, agreements or obligations contained in such [**********] (each such claim, a “Transferee Breach Claim”).

(iii)If (A) a [**********] seeks indemnification from the Insurer (or any of its Affiliates) with regard to any claim or Losses that fall within the scope of Section 2.24(a),

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and (B) the Insurer (or any of its Affiliates) seeks contribution from the Company pursuant to Section 2.24(b)(i), then:
(x)    the procedures set forth in Section 9.2 and Section 9.3 with respect to seeking indemnification for a Third Party Claim shall apply as if the term:

(1)	“Indemnified Party” were replaced with “Insurer” or the applicable Affiliate of the Insurer;

(2)	“Insurer” were replaced with “Company”;

(3)	“Third Party Claim” were replaced with “Transferor Breach Claim”; and

(4)	“indemnification” were replaced with “contribution” (and each of such terms' other grammatical forms having corresponding meanings); and
(y)    Section 9.2 and Section 9.3 are hereby incorporated mutatis mutandis into this Section 2.24(b).
(iv)If (A) a [**********] seeks indemnification from the Company, the Transferor, the Plan or the Plan Investment Fiduciary (or any of their Affiliates) with regard to any claim or Losses that fall within the scope of Section 2.24(a), and (B) the Company, the Transferor, the Plan or the Plan Investment Fiduciary (or any of their Affiliates) seeks contribution from the Insurer pursuant to Section 2.24(b)(ii), then:
(x)    the procedures set forth in Section 9.2 and Section 9.3 with respect to seeking indemnification for a Third Party Claim shall apply as if the term:

(1)	“Indemnified Party” were replaced with “Company”, “Transferor”, “Plan”, “Plan Investment Fiduciary” or their applicable Affiliate;

(2)	“Third Party Claim” were replaced with “Transferee Breach Claim”; and

(3)	“indemnification” were replaced with “contribution” (and each of such terms' other grammatical forms having corresponding meanings); and
(y)    Section 9.2 and Section 9.3 are hereby incorporated mutatis mutandis into this Section 2.24(b).
(c)Reimbursement for No-Fault Claims and Mutual Fault Claims.

(i)If a claim for indemnification is brought that is within the scope of Section 2.24(a), and such claim does not fall within the provisions of Section 2.24(b)(i), Section 2.24(b)(ii), or Section 2.24(c)(ii) (each such claim, a “No-Fault Claim”), then the Insurer shall indemnify the Company, the Transferor, the Plan, the Plan Investment Fiduciary and their Affiliates and the Company shall indemnify the Insurer and its respective Affiliates for such No-Fault Claim in a manner so that the Losses and costs incurred by the indemnifying parties

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(including the indemnifying parties' reasonable out-of-pocket expenses and reasonable fees and expenses of counsel and regardless of whether payment for such Losses will be effected by any repayment or deduction from or off-set against any subsequent [**********] the Insurer or reduction [**********] of the Insurer or its Affiliates or otherwise) are apportioned [**********] the Insurer on the one hand, and the Company on the other hand.

(ii)If a claim for indemnification is brought that is within the scope of Section 2.24(a), and such request for indemnification is alleged to arise out of or relate to breaches or failures by both the Insurer and the applicable Transferor to comply with their applicable representations, warranties, covenants, agreements or obligations contained in the applicable [**********] (each such claim, a “Mutual Fault Claim”), then the Insurer shall indemnify the Company, the Transferor, the Plan, the Plan Investment Fiduciary and their Affiliates and the Company shall indemnify the Insurer and its respective Affiliates for such Mutual Fault Claim in a manner so that the Losses and costs incurred by the indemnifying parties (including the indemnifying parties' reasonable out-of-pocket expenses and reasonable fees and expenses of counsel and regardless of whether payment for such Losses will be effected by any repayment or deduction from or off-set against any subsequent distribution to the Insurer or reduction in the capital account of the Insurer or its Affiliates or otherwise) are apportioned in proportion to the respective fault of the Insurer and the applicable Transferor, and the extent to which such parties' breaches or failures to perform gave rise to the Losses.

(iii)If (A) a [**********] seeks indemnification from the Insurer, the Company, the Transferor, the Plan or the Plan Investment Fiduciary (or any of their respective Affiliates) with regard to any claim or Losses that fall within the scope of Section 2.24(a), and (B) the Insurer (or any of its Affiliates) seeks contribution from the Company, or the Company (or any of its Affiliates) seeks contribution from the Insurer pursuant to this Section 2.24(c), then:
(x)    the procedures set forth in Section 9.2 and Section 9.3 with respect to seeking indemnification of a Third Party Claim shall apply as if the term:

(1)	“Indemnified Party” were replaced with “the party seeking contribution pursuant to Section 2.24(c)”;

(2)	“Insurer” were replaced with “the party from whom contribution is sought pursuant to Section 2.24(c)”;

(3)	“Third Party Claim” were replaced with “No-Fault Claim” or “Mutual Fault Claim,” as applicable;

(4)	“indemnification” were replaced with “contribution” (and each of such terms' other grammatical forms having corresponding meanings); and
(y)    Section 9.2 and Section 9.3 are hereby incorporated mutatis mutandis into this Section 2.24(c).
(d)For the avoidance of doubt, no claim for indemnification brought by or on behalf of [**********] shall constitute a Third Party Claim for purposes of Article IX of this Agreement.

Section 2.25    Reimbursement for [**********]. All Transfer Expenses and

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[**********] (whether payment of such Transfer Expense or [**********] will be effected by payment, by repayment or by deduction from or set-off against any subsequent [**********] to the Insurer or reduction in the Insurer's [**********] or otherwise) shall be borne [**********]. To the extent either the Insurer, on the one hand, or the Plan or the Company, on the other hand, bears more than [**********] of such Transfer Expenses or Transfer Taxes, the Insurer shall reimburse the Plan or the Company, and the Company or the Plan shall reimburse the Insurer, as appropriate, such that any such Transfer Expenses and Transfer Taxes are borne [**********] For the avoidance of doubt, (a) reimbursement shall be made regardless of whether the [**********] to the Insurer, and (b) the Insurer, the Plan and the Company shall each pay their own fees and expenses related to the [**********]

ARTICLE III
COMPANY'S REPRESENTATIONS AND WARRANTIES
The Company hereby represents and warrants to Insurer Parent, the Insurer and the Independent Fiduciary as of the DTFA Execution Date and the Closing Date that, except as set forth in the Company Disclosure Letter:
Section 3.1Due Organization, Good Standing and Corporate Power. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite power and authority to enter into and carry out its obligations under this Agreement and the Ancillary Agreements to which it is, or will be at Closing, a party (if any) and to consummate the transactions contemplated to be undertaken by the Company herein or therein. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its sponsorship of the Plan makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing, or so qualified or licensed is not material.

Section 3.2Authorization of Agreement; Enforceability. The Company has received all appropriate corporate approvals and no other action on the part of the Company or its Affiliates is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by the Company under this Agreement and the Ancillary Agreements (to the extent a party thereto, if any). This Agreement is, and the Ancillary Agreements (to the extent that the Company is a party thereto, if any), when executed will be, duly executed and delivered by the Company, and each is (or when executed will be) a valid and binding obligation of the Company and enforceable against the Company, in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Law affecting the enforcement of creditors' rights generally and by general equitable principles (such exception is the “Enforceability Exception”).

Section 3.3Consents And Approvals; No Violations. Assuming the Consents from Governmental Authorities set forth on Section 3.3 of the Company Disclosure Letter have been obtained, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated to be undertaken by the Company pursuant to this Agreement do not (a) violate or conflict with any provision of its certificate or articles of incorporation, bylaws or code of regulations (or the comparable governing documents); (b) violate or conflict with any Law or Order of any Governmental Authority applicable to the Company; (c) require any additional Governmental Approval; or

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(d) except for the [**********] required in connection with the transfer of [**********], require any [**********] of or other action by any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any Contract to which the Company is a party, the absence or occurrence of any of the foregoing would have a material adverse impact on the Company's ability to consummate the Transaction.

Section 3.4Compliance with ERISA and Code. The Plan is maintained under and is subject to ERISA and operated in compliance therewith and with its terms. The Plan is Tax Qualified and its trust is exempt from taxation. The Plan's most recent favorable Determination Letter is dated May 18, 2012 and reflects all changes to the plan through April 30, 2012. All Plan amendments necessary to effect the Lump-Sum Solicitation, and the other transactions contemplated by this Agreement, and the Ancillary Agreements, except for the Plan Termination and Plan Spin-Off, have been duly authorized and made by the Company. The Independent Fiduciary has been duly appointed as a fiduciary of the Plan with respect to the purchase of one or more group annuity contracts as set forth in an engagement letter with the Annuity Committee dated March 16, 2012, as amended (the “IF Engagement Letter”), and has the sole authority and responsibility to (a) determine whether the Transaction satisfies ERISA and applicable guidance, including Interpretative Bulletin 95-1, (b) direct the Plan Trustee on behalf of the Plan in connection with the transfer of the Transferred Assets in connection with the consummation of the Transaction, (c) direct the Plan Trustee on behalf of the Plan in connection with the execution or any amendment of the Group Annuity Contract, and (d) perform the covenants and agreements and make the representations and warranties set forth in this Agreement, the Ancillary Agreements (to the extent a party thereto) and the IF Engagement Letter to be performed or made by the Independent Fiduciary.

Section 3.5No Brokers' Fee. The Company has no Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transactions for which any other Party, or its respective Affiliates or Representatives, could be liable.

Section 3.6No Discretionary Authority. The Company has no discretionary asset management authority or responsibility regarding management of the Plan Assets.

Section 3.7Accuracy of Information. To the Company's Knowledge, (a) the data in respect of mortality experience with respect to the Plan through November 30, 2011 that was furnished by or on behalf of the Company or the Plan or any of their respective Affiliates prior to the DTFA Execution Date to the Insurer, its Affiliates or any of its actuarial, accounting or legal advisors in connection with the negotiation of this Agreement, the Group Annuity Contract, and the transactions contemplated by this Agreement did not contain any material misstatement or material omission; provided, however, that, as has been discussed with the Insurer, the mortality data does not reflect the mortality experience for Contingent Lives or Beneficiaries, and only tracks the mortality experience for Covered Lives and (b) the data in respect of date of birth, date of death or gender of any Non-Solicited Lives or Solicited Lives that was furnished by or on behalf of the Company or the Plan or any of their respective Affiliates in the Base Data Load File to the Insurer, its Affiliates or any of its actuarial, accounting or legal advisors in connection with the negotiation of this Agreement, the Group Annuity Contract, and the transactions contemplated by this Agreement, was not generated using any materially incorrect systematic assumptions or omissions; provided, however, that

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any data-related assumptions used to generate the Base Data Load File that have been discussed with the Insurer are not considered to be material.

Section 3.8Parent Liquidity Position. The Parent Liquidity Position as of March 31, 2012 was $31.455 billion. As of the DTFA Execution Date, to the Company's Knowledge there are no circumstances existing or that would reasonably be expected to occur that would reasonably be expected to cause a Company MAC.

Section 3.9Delivery of Plan. A true, correct and complete copy of the Plan has been delivered to the Independent Fiduciary and the Insurer on or prior to the DTFA Execution Date.

Section 3.10Settlement Accounting. As of the DTFA Execution Date, to the Company's Knowledge there are no circumstances existing or that would reasonably be expected to occur that would be reasonably likely to cause the Company to conclude that the Company may not account for the transactions contemplated by this Agreement and the Ancillary Agreements as a settlement under ASC 715.

Section 3.11No Other Representations or Warranties; Reliance. Except for the representations and warranties of the Company expressly set forth in this Article III, neither the Company, nor any of its Affiliates, nor any other Person makes any express or implied representation or warranty on behalf of the Company or any of its Affiliates with respect to the Company, its Affiliates, the Plan, the Transferred Assets or the transactions contemplated by this Agreement or the Standard Termination and the Lump-Sum Solicitation. The Company acknowledges and agrees that Insurer Parent, the Insurer and the Independent Fiduciary have relied on the representations set forth in this Article III.

ARTICLE IV
INDEPENDENT FIDUCIARY'S REPRESENTATIONS AND WARRANTIES
The Independent Fiduciary hereby represents and warrants to the Company, Insurer Parent and the Insurer as of the DTFA Execution Date and the Closing Date that:
Section 4.1Due Organization, Good Standing and Corporate Power.

(a)Independent Fiduciary is a Massachusetts trust company duly organized, validly existing and in good standing under the Laws of the Commonwealth of Massachusetts. The Independent Fiduciary has all requisite power and authority to enter into and carry out its obligations under this Agreement and the Ancillary Agreements (to the extent a party thereto) to which it is, or will be at Closing, a party and to direct the Plan Trustee to consummate the transactions on behalf of the Plan trust. The Independent Fiduciary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its representation of the Plan makes such qualification or licensing necessary, except in such jurisdictions where the failure to be or in good standing or so qualified or licensed is not material.

(b)The Independent Fiduciary meets the requirements of, and in the transactions contemplated by this Agreement and the Ancillary Agreements (to the extent a party thereto) is acting as, an investment manager under ERISA § 3(38) and a QPAM under PTCE 84-14. The Independent Fiduciary is experienced in independent fiduciary work, and together with its reliance on its consultant Oliver Wyman Inc. and its counsel, K&L Gates, LLP, the Independent Fiduciary is knowledgeable concerning the large scale group

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annuity marketplace and reasonably believes that it has the requisite expertise to select the Insurer of the Group Annuity Contract and perform its obligations under this Agreement, the Ancillary Agreements (to the extent a party thereto) and the IF Engagement Letter. The Independent Fiduciary was designated a fiduciary of the Plan by the Annuity Committee with respect to the purchase of one or more group annuity contracts in the IF Engagement Letter (a true and correct copy of which has been provided to the Insurer, other than the attachment thereto regarding the fees to be paid to the Independent Fiduciary), reaffirms its fiduciary status as set forth in such letter; and has provided the services described in Exhibit A of such letter prudently and solely in the interest of the Plan Participants and Plan Beneficiaries. The Independent Fiduciary has the authority and responsibility to (i) determine whether the Transaction satisfies ERISA and applicable guidance, including Interpretative Bulletin 95-1, (ii) direct the Plan Trustee on behalf of the Plan in connection with the transfer of the Transferred Assets in connection with the consummation of the Transaction, (iii) direct the Plan Trustee on behalf of the Plan in connection with the execution of the Group Annuity Contract and the amendments thereto contemplated by this Agreement, and (iv) perform the covenants and agreements and make the representations and warranties set forth in this Agreement, the Ancillary Agreements (to the extent a party thereto) and the IF Engagement Letter to be performed or made by the Independent Fiduciary.

Section 4.2Authorization of Agreement; Enforceability. The Independent Fiduciary has received all appropriate corporate approvals and no other action on the part of the Independent Fiduciary is necessary to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements (to the extent a party thereto) and the consummation of the transactions contemplated to be undertaken by the Independent Fiduciary under this Agreement and the Ancillary Agreements (to the extent a party thereto). This Agreement is, and the Ancillary Agreements (to the extent a party thereto), when executed will be, duly executed and delivered by the Independent Fiduciary, and each is (or when executed will be) a valid and binding obligation of Independent Fiduciary and enforceable against Independent Fiduciary, in accordance with its terms, subject to the Enforceability Exception and the prudence requirements of ERISA; provided, that, except as set forth in Section 10.2, neither this Agreement nor the Ancillary Agreements (to the extent a party thereto) shall be enforceable against the Independent Fiduciary if this Agreement is terminated pursuant to Section 10.1(f) or the Closing condition set forth in Section 8.1 has not been satisfied. Notwithstanding any other provision in this Agreement or the Ancillary Agreements (to the extent a party thereto), the Confidentiality Agreements applicable to the Independent Fiduciary shall remain enforceable against the Independent Fiduciary if this Agreement is terminated pursuant to Section 10.1(f) or the Closing condition set forth in Section 8.1 has not been satisfied.

Section 4.3Consents And Approvals; No Violations. The execution, delivery and performance of this Agreement and the Ancillary Agreements (to the extent a party thereto) by the Independent Fiduciary, or the consummation by the Independent Fiduciary of the transactions contemplated to be undertaken by the Independent Fiduciary, do not: (a) violate or conflict with any provision of its certificate or articles of incorporation, bylaws or code of regulations (or the comparable governing documents); (b) violate or conflict with any Law or Order of any Governmental Authority applicable to Independent Fiduciary; (c) require any Governmental Approval; (d) require any Consent of or other action by any Person; or (e) result in a Non-Exempt Prohibited Transaction.

Section 4.4ERISA Related Determinations.

(a)The Independent Fiduciary is fully qualified to serve as an independent fiduciary in connection

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with the Transactions contemplated by this Agreement and it is independent of the Company. The annual revenues of the Independent Fiduciary Controlled Group from the Company Controlled Group in 2011 were less than five percent of the Independent Fiduciary Controlled Group's total annual revenues in that year and the annual revenues of the Independent Fiduciary Controlled Group projected to be received from the Company Controlled Group in 2012 are less than five percent of the Independent Fiduciary Controlled Group's total projected annual revenues for 2012. Commercially reasonable ethical walls have been erected between the personnel working on the Transaction and the personnel working on other matters involving the Company Controlled Group.

(b)The Independent Fiduciary has selected the Insurer to issue the Group Annuity Contract as set forth in this Agreement and such selection satisfies the requirements of ERISA and applicable guidance, including Interpretive Bulletin 95-1. The Independent Fiduciary has delivered a certification confirming the foregoing, executed by a duly authorized officer of the Independent Fiduciary, to the Annuity Committee.

(c)If an Independent Fiduciary MAC has not occurred between the DTFA Execution Date and the Closing Date and is not continuing as of the Closing Date, the selection of the Insurer to provide the Group Annuity Contract will continue to satisfy the requirements of ERISA and applicable guidance, including Interpretive Bulletin 95-1, as of the Closing Date.

Section 4.5No Brokers' Fee. The Independent Fiduciary has no Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transactions for which any other Party, or their respective Affiliates or Representatives, could be liable.

Section 4.6No Other Representations or Warranties; Reliance. Except for the representations and warranties of the Independent Fiduciary expressly set forth in this Article IV, neither the Independent Fiduciary, nor its Affiliates, nor any other Person makes any express or implied representation or warranty on behalf of the Independent Fiduciary or any of its Affiliates with respect to the Independent Fiduciary, the Plan, the Transferred Assets or the transactions contemplated by this Agreement and the Ancillary Agreements (to the extent a party thereto), including the Standard Termination and the Lump-Sum Solicitation. The Independent Fiduciary acknowledges and agrees that Insurer Parent, the Insurer and the Company have relied on the representations set forth in this Article IV.
ARTICLE V
INSURER AND INSURER PARENT REPRESENTATIONS AND WARRANTIES
Each of Insurer Parent and the Insurer hereby represents and warrants to the Company and the Independent Fiduciary as of the DTFA Execution Date and the Closing Date that, except as set forth in the Prudential Disclosure Letter:
Section 5.1Due Organization, Good Standing and Corporate Power. Insurer Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of New Jersey. The Insurer is a life insurance company duly organized, validly existing and in good standing under the Laws of the State of New Jersey. Each of Insurer Parent and the Insurer have all requisite power and authority to enter into and carry out their respective obligations under this Agreement and the Ancillary Agreements to which each is, or will be at Closing, a party and to consummate the transactions contemplated to be undertaken by each of Insurer Parent or the Insurer herein or therein. The Insurer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations set forth in the Group Annuity Contract and Contract 300 Article P makes such

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qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed is not material.

Section 5.2Authorization of Agreement; Enforceability. Each of Insurer Parent and the Insurer have received all appropriate corporate approvals and no other action on the part of Insurer Parent, the Insurer or their respective Affiliates is necessary to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements (to the extent a party thereto) and the consummation of the transactions contemplated to be undertaken by Insurer Parent and the Insurer under this Agreement and the Ancillary Agreements (to the extent a party thereto). This Agreement is, and the Ancillary Agreements, other than the Group Annuity Contract, which is covered by Section 5.4 below, (to the extent the Insurer is a party thereto) when executed will be, duly executed and delivered by the Insurer, and each is (or when executed will be) a valid and binding obligation of the Insurer and enforceable against the Insurer in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions. This Agreement has been, and the Ancillary Agreements (to the extent that the Insurer Parent is a party thereto) when executed will be, duly executed and delivered by Insurer Parent and each is a valid and binding obligation of Insurer Parent (to the extent the Insurer Parent is a party thereto) and enforceable against Insurer Parent, in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions.

Section 5.3Consents And Approvals; No Violations. Assuming the Consents from Governmental Authorities set forth on Section 5.3 of the Prudential Disclosure Letter have been obtained, the execution and delivery of this Agreement and the Ancillary Agreements (to the extent a party thereto) by Insurer Parent and the Insurer and the consummation by Insurer Parent and the Insurer of the transactions contemplated to be undertaken by the Insurer Parent and the Insurer do not (a) violate or conflict with any provision of their respective certificates or articles of incorporation, bylaws or code of regulations (or the comparable governing documents); (b) violate or conflict with any Law or Order of any Governmental Authority applicable to Insurer Parent or the Insurer or any Transferred Assets; (c) require any Governmental Approval; (d) require any Consent of or other action by any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any Contract to which the Insurer is a party, to the extent the absence or occurrence of any of the foregoing would have a material adverse impact on the Insurer's ability to consummate the Transaction; or (e) result in a Non-Exempt Prohibited Transaction. The form of Group Annuity Contract has been approved for issuance by the New York State Department of Financial Services. The Plan of Operations has been approved by the New York State Department of Financial Services and the New Jersey Department of Banking and Insurance. The Annuity Certificates have been filed with the New York State Department of Financial Services for use in accordance with the General Annuity Contract.

Section 5.4Enforceability of Group Annuity Contract. The Group Annuity Contract when executed will be duly executed and delivered by the Insurer and will be a valid and binding obligation of the Insurer and enforceable against the Insurer by the Plan Trustee and each Covered Life, Contingent Life and Beneficiary, in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions. After the Contract-Holder (as defined in the Group Annuity Contract) ceases to exist, the Group Annuity

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Contract when executed will be duly executed and delivered by the Insurer and will be a valid and binding obligation of the Insurer and enforceable against the Insurer by each Covered Life, Contingent Life and Beneficiary, in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions.

Section 5.5RBC Ratio. The RBC Ratio at December 31, 2011 was 491% and on April 30, 2012 [**********], and such Projected RBC Ratio was determined in accordance with [**********] As of the DTFA Execution Date, to the Insurer's Knowledge there are no circumstances existing or that would reasonably be expected to occur that would reasonably be expected to cause an Insurer MAC.

Section 5.6Compliance with Laws. The business of the Insurer Parent and the Insurer has been and is being conducted in material compliance with applicable Laws, and none of the licenses, permits or Governmental Approvals required for the continued conduct of the business of the Insurer Parent and the Insurer as such business is currently being conducted will lapse, terminate, expire or otherwise be impaired as a result of the consummation of the transactions contemplated to be undertaken by the Insurer Parent, the Insurer or their Affiliates hereunder or pursuant to the Ancillary Agreements, except as, in either case, would not reasonably be expected to be, individually or in the aggregate, materially adverse to the ability of the Insurer Parent and the Insurer to perform their obligations under this Agreement or the Ancillary Agreements.

Section 5.7No Brokers' Fee. Neither Insurer Parent nor the Insurer has any Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transaction for which any other Party, or their respective Affiliates or Representatives, could be liable.

Section 5.8Disclosed Information.

(a)Insurer Parent and the Insurer represent and warrant to the Company and the Independent Fiduciary in connection with the Independent Fiduciary's due diligence that, to Prudential's Knowledge, (i) all material information provided to the Independent Fiduciary in connection with the transactions contemplated by this Agreement, was, as of the date indicated on such information, true and correct in all material respects and (ii) no change has occurred since the date indicated on such information that the Insurer or Insurer Parent has not publicly disclosed or disclosed to the Independent Fiduciary that would cause such information, taken as a whole, to be materially false or misleading.

(b)Insurer Parent and the Insurer represent and warrant to the Company that, to Prudential's Knowledge, (i) the information on the Identified CD-ROM, (ii) the Insurer Provided Life-by-Life Information provided to the Independent Third Party, and (iii) all other information and data supplied to the Independent Third Party (other than, in each case, any such information that was supplied by the Company, the Plan Trustee, the Plan, the Independent Fiduciary, the Plan Investment Fiduciary or any of their respective Affiliates or Representatives, and has been exactly reproduced by the Insurer, with no modifications, errors or other changes) does not contain any material errors or omissions, other than any errors or omissions that are addressed by the Agreed Updates.

(c)In connection with the Annuity Exhibit that will be part of the Group Annuity Contract Issuance, (i) the Covered Lives, Contingent Lives, and Beneficiaries listed on such Annuity Exhibit, and (ii) each such person's respective date of birth, gender, form of annuity, and benefit amount, in each case, to

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Prudential's Knowledge, match and are identical in all respects to such information as set forth in the Base Data Load File, October 26, 2012 Data Load File or November 21, 2012 Data Load File, as applicable and in accordance with Section 2.5(e).

Section 5.9No Other Representations or Warranties; Reliance. Except for the representations and warranties of Insurer and the Insurer Parent expressly set forth in this Article V, none of the Insurer Parent, the Insurer, any of their respective Affiliates or any other Person makes any express or implied representation or warranty on behalf of Insurer Parent or the Insurer or any of their respective Affiliates with respect to Insurer Parent, the Insurer, their respective Affiliates, or the transactions contemplated by this Agreement and the Ancillary Agreements (to the extent a party thereto). Insurer Parent and the Insurer acknowledge and agree that the Company and the Independent Fiduciary have relied on the representations set forth in this Article V.

ARTICLE VI
PRE CLOSING COVENANTS
The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing (except as otherwise expressly stated to apply to a different period):
Section 6.1Plan Amendments; Company Certification. The Company shall amend the Plan in a timely manner after the DTFA Execution Date to the extent necessary to effectuate the Plan Spin-Off and Plan Termination as contemplated in this Agreement. In addition, the Company will deliver at or prior to the Closing a true and correct certificate confirming whether or not the following items have occurred:

(a)the Plan Spin-Off was effected;

(b)a Notice of Intent to Terminate has been distributed;

(c)a Notice of Plan Benefits has been distributed;

(d)the Form 500 has been filed; and

(e)all Lump-Sum Payments have been made prior to the end of the Lump-Sum Payment Period from Plan Assets in accordance with the Lump-Sum Elections.

Section 6.2Notice of Material Litigation. Between the DTFA Execution Date and the Closing Date, if (a) the Company, the Plan or any fiduciary of the Plan, or (b) the Insurer or the Insurer Parent, becomes involved in any Material Litigation (except for PBGC review of the Plan's Standard Termination) then the Company (in the case of clause (a)) or the Insurer (in the case of clause (b)) shall notify such other Party of such Material Litigation within ten (10) Business Days of the date on which it learns of such Material Litigation.

Section 6.3Efforts to Close; Regulatory Clearances; Third-Party Consents.

(a)In addition to the actions specifically provided for elsewhere in this Agreement or in any Ancillary Agreement, each of the Parties will cooperate with each other and use (and, except with respect to the Independent Fiduciary, will cause their respective Affiliates to use) their respective commercially

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reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part to consummate the Closing. Without limiting the generality of the foregoing, (i) the Company shall use its commercially reasonable efforts to obtain and to cause others to obtain, as soon as practicable, the Governmental Approvals (including the Governmental Approvals set forth on Appendix 8.2(e)) and any consents required in connection with [**********] at the Closing, that may be or become necessary for the performance of its obligations under this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated herein and therein, including cooperating with the Plan in carrying out the Standard Termination and the Lump-Sum Solicitation, and will cooperate fully with each other in promptly seeking to obtain such Governmental Approvals and (ii) the Insurer Parent and the Insurer shall use their commercially reasonable efforts to obtain and to cause others to obtain, as soon as practicable, the Governmental Approvals (including the Governmental Approvals set forth on Appendix 8.2(d)) that may be or become necessary for the performance of its obligations under this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated herein and therein. Without limiting the foregoing and subject to applicable legal limitations and the instructions of any Governmental Authority, each of the Parties agrees to (A) reasonably cooperate and consult with one another, (B) furnish to the other Parties such necessary information and assistance as such other Party may reasonably request in connection with its preparation of any notifications or filings, (C) keep each other apprised of the status of matters relating to the completion of the transactions contemplated thereby, including furnishing the other with copies of material notices or communications received by such Party from any third party or any Governmental Authority with respect to such transactions, within five (5) Business Days of receipt thereof, and (D) to the extent reasonably practicable, permit the other Parties to review and incorporate the other Party's reasonable comments in any material communication to be given by it to any Governmental Authority with respect to obtaining the necessary approvals for the transactions contemplated by this Agreement.

(b)Without limiting the generality of Section 6.3(a) where the cooperation of third parties that are not Governmental Authorities, such as a trustee or record keeper, would be necessary in order for a Party to completely fulfill its obligations under this Agreement or any Ancillary Agreement, such Party will use its commercially reasonable efforts to cause such third parties to provide such cooperation. Without limiting the generality of the foregoing, the Parties shall use commercially reasonable efforts to work with the Plan Trustee to sign the Plan Trustee Agreement.

(c)Without limiting the generality of Section 6.3(a), the Company shall periodically update the Insurer, upon Insurer's reasonable request, from and after the DTFA Execution Date through the Closing Date with respect to progress regarding (i) the filing of the Form 500, (ii) the completion of the Lump-Sum Solicitation, (iii) the completion of the Plan Spin-Off, and (iv) other discussions with Governmental Authorities regarding the Plan Termination.

Section 6.4Public Announcements; SEC Filings.

(a)Each of the Company and the Insurer shall issue a press release announcing the execution and delivery of this Agreement and the transactions contemplated hereby (collectively, the “Transaction Announcements”). Each of the Company and the Insurer shall provide a draft of such Transaction Announcement, and any related Form 8-K filing, to the other Party (and to the Independent Fiduciary, to the extent such Transaction Announcement references State Street Bank and Trust Company, or the role, duties or conclusions of the Independent Fiduciary) for review prior to the issuance thereof and shall consider any comments made by such other Party (or the Independent Fiduciary, as applicable) in good faith.

(b)From the DTFA Execution Date through the Closing, the Company, the Independent Fiduciary and the Insurer shall not, and each shall cause their respective Affiliates not to, publish any press releases,

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or publish any other public statements (including to securities analysts), that contradicts or is inconsistent with the Transaction Announcements, without the prior approval of the other Parties, such approval not to be unreasonably withheld, conditioned or delayed, except as such Party determines in good faith may be required by Law or in connection with obligations pursuant to any listing agreement with any national securities exchange.

(c)Subject to paragraph (b) above, the Company and the Insurer each may make such public written or oral statements, as it deems necessary or appropriate, in its sole discretion, provided that each such Party shall seek to give the other Party a reasonable opportunity to comment upon such statements in advance to the extent practicable, it being understood that neither the Company nor the Insurer shall have any right of approval over public statements by the other Party, except to the extent contemplated by paragraph (b) above. Subject to paragraph (b) above, the Independent Fiduciary may make such written or oral statements as it deems necessary or appropriate to respond to press inquiries.

(d)Regulatory filings and other public communications regarding Governmental Approvals made by the Company, and all statements to Plan Participants and Plan Beneficiaries related to the Transaction, may be made in the sole discretion of the Company following the DTFA Execution Date; provided that any such regulatory filings or public communications regarding Governmental Approvals or any statements to Plan Participants and Plan Beneficiaries that describe the Insurer or the Group Annuity Contract shall be consistent in all material respects with the description of the Insurer and the Group Annuity Contract contained in the Company's Lump-Sum Solicitation. The Company shall provide copies of all such regulatory filings and public communications to Plan Participants and Plan Beneficiaries, in each case, to the Insurer and the Independent Fiduciary within ten (10) Business Days prior to the publication thereof if the description of the Insurer or the Group Annuity Contract in such regulatory filing or public communication will not be consistent in a material respect with the description contained in the Company's Lump-Sum Solicitation (and, if such description is consistent in a material respect with the description contained in the Company's Lump-Sum Solicitation, then the Company shall provide the Insurer and the Independent Fiduciary a copy of such regulatory filing or public communication reasonably promptly after the date on which it is first used, it being understood that the Company will not be required to provide copies of materials that are substantially similar to materials that have previously been shared with Insurer and the Independent Fiduciary).

(e)The Insurer shall provide copies of all regulatory filings and other public communications regarding Government Approvals set forth on Appendix 8.2(d), and statements to Annuitants related to the Transaction prior to the Annuity Commencement Date, to the Company and the Independent Fiduciary (i) within five (5) Business Days prior to the filing or making thereof if the contents of such filing will not be consistent in any material respect with the information contained in materials previously shared with the Company, and (ii) in all instances as soon as practicable following such filing or making.

(f)The Company's ultimate parent intends to file this Agreement, as amended on the DTFA Restatement Date, with the SEC and, in connection therewith, the Company's ultimate parent will file a confidential treatment request with the SEC to seek confidential treatment for certain provisions of the Agreement, including information relating to the pricing of the Group Annuity Contract. The Company's ultimate parent will provide the Insurer Parent a copy of any written correspondence with the SEC regarding such application for confidential treatment. Notwithstanding the foregoing, each Party acknowledges that the other Parties will publicly disclose any information that they believe is required by the rules of the SEC to be so disclosed and the Parties will cooperate with each other in preparation of the confidential treatment request. The Parties also agree that the contents of the confidential treatment request will be determined in the sole discretion of the Company.

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Section 6.5Notification of Certain Matters.

(a)Each Party will give written notice to the other Parties within five (5) Business Days of (i) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the transactions contemplated hereby, (ii) any Action commenced or threatened in writing against, relating to or involving or otherwise affecting it or any of its Affiliates that relate to the consummation of the transactions contemplated hereby, and (iii) any change or event that would reasonably be expected to cause, individually or in the aggregate, any condition to Closing set forth in Article VIII not to be satisfied.

(b)Prior to the Closing, any Party may deliver to both other Parties supplements or updates to the sections of the delivering Party's Disclosure Letter which this Agreement or the delivering Party's Disclosure Letter, as applicable, explicitly provides may be supplemented or updated; provided, however, that no such supplement or update will be considered or taken into account for purposes of determining whether the conditions to closing set forth in Sections 8.2(a) or 8.3(a) have been satisfied; provided that any such supplement or update shall be deemed to have cured any breach of any representation or warranty made in this Agreement except for purposes of determining whether or not the conditions set forth in Article VIII have been satisfied.

(c)[**********]

(d)The Insurer will notify the other Parties as promptly as reasonably practicable (and in any event within seventy-two (72) hours) if (i) the Projected RBC Ratio has dropped below [**********]. For the avoidance of doubt, no failure or delay by the Insurer to provide any notice required under this Section 6.5(d) shall be deemed to constitute a waiver of, or otherwise impair, the Insurer's termination right in Section 10.1(b)(ii).

(e)The Company will notify the other Parties as promptly as reasonably practicable (and in any event within seventy-two (72) hours) if either (i) the Liquidity Requirement has exceeded the Liquidity Cap, or (ii) the Projected Parent Liquidity Position is less than [**********] For the avoidance of doubt, no failure or delay by the Company to provide any notice required under this Section 6.5(e) shall be deemed to constitute a waiver of, or otherwise impair, the closing condition set forth in Section 8.2(h) or the Company's termination right in Section 10.1(b)(i).

Section 6.6Calculation and Adjustment of Insurer RBC Ratio; Projected Parent Liquidity Position; Liquidity Requirement; Liquidity Cap.

(a)If the Insurer either (i) provides notice to the Company and the Independent Fiduciary pursuant to Section 6.5(d)(i), or (ii) provides a notice of termination to the Company and the Independent Fiduciary pursuant to Section 10.1(b)(ii), then, in either case, the Company may, not more than ten (10) Business Days after receipt of such notice (or as promptly as practicable thereafter), retain an Approved Firm-A to review the Insurer's Projected RBC Ratio calculation and ensure that such calculation was prepared in good faith, consistent in all material respects with past practices of the Insurer, and without giving effect to the RBC Ratio impact of any of the RBC Actions.

(b)If the Company either (i) provides notice to the Insurer and the Independent Fiduciary pursuant to Section 6.5(e), or (ii) provides a notice of termination to the Insurer and the Independent Fiduciary pursuant to Section 10.1(b)(i) or asserts that the closing condition set forth in Section 8.2(h) has not been satisfied, then, in either case, the Insurer may, not more than ten (10) Business Days after receiving such notice (or as

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promptly as practicable thereafter), retain an Approved Firm-B to review and verify the Company's calculation of the Liquidity Requirement or the Projected Parent Liquidity Position (or, if applicable, both calculations) and ensure that each such calculation was prepared in good faith, consistent in all material respects with past practices of the Company, and without giving effect to the liquidity impact of any of the Liquidity Actions.

(c)The Party requesting a review of calculations under Section 6.6(a) or Section 6.6(b), as the case may be, (the “Requesting Party”) shall instruct the respective Approved Firm to deliver its report to all Parties within ten (10) Business Days after the date of its retention. The Party whose calculation is being reviewed pursuant to Section 6.6(a) or Section 6.6(b), as applicable (the “Calculating Party”), shall fully cooperate with the Approved Firm, including providing access to all information, data and personnel necessary for the Approved Firm to complete and deliver its analysis within the ten (10) Business Day period described in the preceding sentence. Any failure by the Calculating Party to provide such access or cooperation will extend the delivery period until such access or cooperation is provided. If the Parties do not agree, in writing, on the calculation of the (i) Projected RBC Ratio pursuant to Section 6.6(a) or (ii) Projected Parent Liquidity Position or Liquidity Requirement pursuant to Section 6.6(b), then the determination by the Approved Firm shall be final and binding on all Parties.

(d)If, pursuant to a review arising under Section 6.6(a), the Approved Firm-A determines that the Insurer's Projected RBC Ratio calculation was not prepared in good faith, consistent in all material respects with past practices of the Insurer, [**********], and the Insurer or the Insurer Parent delivers the notice of termination described in Section 10.1(b)(ii) based upon such Projected RBC Ratio, then upon termination of this Agreement and in addition to the payment to the Company from the Escrow Account contemplated by Section 10.2(b)(i) and the payment to the Company from the Insurer contemplated by Section [**********]

(e)If, pursuant to a review arising under Section 6.6(b), the Approved Firm-B determines that the Company's calculation of the Liquidity Requirement or the Projected Parent Liquidity Position (or, if applicable, both calculations) was not prepared in good faith, consistent in all material respects with past practices of the Company, and without giving effect to the liquidity impact of any of the Liquidity Actions, and the Company delivers the notice of termination described in Section 10.1(b)(i) or asserts that the closing condition set forth in Section 8.2(h) has not been satisfied based upon such Liquidity Requirement or Projected Parent Liquidity Position, then upon termination of this Agreement and in addition to the payment to the Insurer Parent from the Escrow Account contemplated by Section 10.2(b), an additional payment from the Company of [**********] shall be immediately due and payable to the Insurer Parent, [**********]

Section 6.7Administrative Transition Process. From the DTFA Execution Date until the Closing Date, each of the Company and the Insurer shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to coordinate the transfer to the Insurer of the recordkeeping and administration responsibilities necessary to effectively provide the administration services regarding the Annuity Payments under the Group Annuity Contract. Without limiting the generality of the foregoing, the Company shall use its commercially reasonable efforts to (a) provide the Insurer with information as reasonably requested by the Insurer to facilitate the transition process and (b) assist the Insurer in reaching any necessary agreement or arrangement with Fidelity, including in connection with (i) the provision of services and information set forth in Appendix 6.7 and (ii) the negotiation of a definitive ATSA. The Insurer shall use its commercially reasonable efforts to enter into such a definitive ATSA with Fidelity in a manner consistent with the letter of understanding with Fidelity entered into prior to the execution of this Agreement. If either (x) the requirements of Appendix 6.7 have not been fulfilled or (y)

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the Closing has not taken place on or before December 3, 2012, and the Insurer is unable to enter into a definitive ATSA with Fidelity, then the Insurer and the Company will cooperate in good faith to find an alternative method to facilitate the first Annuity Payment to Annuitants through existing commercial arrangements with Fidelity or through any other commercially reasonable method (an “Alternative Arrangement”). In the event an Alternative Arrangement is implemented, prior to the relevant payment date, the Insurer will be responsible to deposit cash in an amount sufficient to cover all such Annuity Payments and any related administrative costs into an account designated by the Company for such purpose.

Section 6.8Compliance with Prohibited Transaction Class Exemption 84-24. From the DTFA Execution Date until the Closing Date, the Insurer and its Affiliates will not enter into any agreements whereby it would be a fiduciary expressly authorized in writing to manage, acquire or dispose of the Plan Assets on a discretionary basis that are involved in the Transaction. As of the DTFA Execution Date, Insurer and/or the applicable Affiliate(s) of the Insurer have ceased providing any discretionary asset management services with respect to any Plan Assets that are involved in the Transaction. If the Insurer discovers the existence of any such agreement, the Insurer will, and will cause its Affiliates to, cease providing any discretionary asset management services with respect to any Plan Asset before such Plan Asset becomes involved in the Transaction. The preceding sentence shall not prohibit an Affiliate of the Insurer from acting as a non-discretionary trustee. If the Closing Date does not occur or this Agreement otherwise terminates, the Insurer will no longer be restricted as provided above in this Section 6.8.

Section 6.9Pre-Closing Meeting. No earlier than fifteen Business Days prior to the Target Closing Date, and no later than five (5) Business Days prior to the Target Closing Date, the Independent Fiduciary, the Company and the Insurer shall meet to discuss any matters relating to the Closing or as otherwise may be reasonably requested by any Party.

Section 6.10Non-Solicitation. From and after the DTFA Execution Date and through the earlier to occur of the Closing Date or the termination of this Agreement, the Company shall not and shall cause any Representatives of the Company not to (a) solicit, initiate or knowingly facilitate any Alternative Transaction Proposal or the making or consummation thereof, (b) enter into any agreement, letter of intent, agreement in principle or other similar instrument with respect to any Alternative Transaction Proposal, (c) continue or otherwise participate in any discussions (except, in response to an inquiry by any Person, to notify such Person of the existence of the provisions of this Section 6.10) or negotiations regarding, or furnish to any Person any information in connection with, any Alternative Transaction Proposal, or (d) enter into or amend any agreement or other arrangement to engage any Person (including the Independent Fiduciary) to solicit any Alternative Transaction Proposal. For purposes of this Agreement, an “Alternative Transaction Proposal” means any proposal or offer relating to the entry into an insurance, reinsurance or other similar transaction that would be reasonably likely to replace, frustrate or cause not to occur the transactions contemplated by this Agreement and the Group Annuity Contract, such as any transaction in which the responsibility to make all or any substantial portion of the payments in respect of the Covered Lives, Contingent Lives or Beneficiaries would be transferred, assigned or novated from the Plan to a non-Affiliated Person or in which a non-Affiliated Person would assume an obligation to indemnify or reimburse the Plan, the Company or any of their respective Affiliates for any such payment. Nothing in this Section 6.10 shall restrict (i) any alternative arrangements with respect to the treatment of Contract 300 Article A and Contract 300 Article M, or (ii) the

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Lump-Sum Solicitation process.

Section 6.11Information Provided To The Independent Fiduciary. Between the DTFA Execution Date and the execution of the Group Annuity Contract, Insurer and the Insurer Parent shall provide to the Independent Fiduciary any information that (a) is consistent with the type and amount of information provided during the Independent Fiduciary's pre-signing due diligence process, (b) is otherwise prepared in the ordinary course of business of the Insurer (including any information that is prepared for the purpose of providing information to credit rating agencies) and (c) relates to the Insurer or Insurer Parent, in each case as may be reasonably requested by the Independent Fiduciary.

Section 6.12[**********]

(a)Promptly following the DTFA Execution Date, [**********] set forth on Appendix 2.6(d)(I) and Appendix 2.6(d)(II) (it being understood that each item of such information shall only be provided if and after any consent that is needed to share such information is obtained from the relevant [**********]):

(i)the latest [**********]

(ii)the latest [**********]

(iii)information most recently provided to [**********] regarding the [**********] including descriptions and [**********] that may be reasonably requested by the Insurer;

(iv)[**********] that relate to the [**********] and

(v)all [**********] and similar governing documentation related to each [**********]

(b)The Insurer shall furnish a list of [**********] in connection with the [**********] and the Company shall use commercially reasonable efforts [**********]

(c)Subject to any applicable contractual confidentiality restrictions and related requirements to obtain consents, [**********] as may be reasonably requested by the Insurer, provided, however, that the [**********] shall not be required to provide [**********]

(d)If requested by the Insurer in connection [**********] or any time after Closing, with respect to [**********] to furnish a copy of, or assist the Insurer in obtaining [**********] (i) the information that would be included on the [**********] (ii) any other tax information which is reasonably requested by the Insurer.

Section 6.13Newco; Promissory Notes.

(a)[**********] may cause the formation of [**********] in accordance with the procedures set forth in Appendix 2.1-A (each, a “Newco”), provided that (i) each such Newco shall be, as of the Closing Date, [**********] Newco, (iii) all of such Newco's [**********] (iv) such Newco [**********] it holds free and clear of any Lien, other than a Permitted Lien, and will have obtained [**********] (v) such Newco [**********] in good faith deems necessary, advisable, convenient or incidental to the foregoing and (vi) no asset held or owned by such Newco [**********]

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(b)(i)      To facilitate the [**********], the Independent Fiduciary may direct the Plan Trustee to issue (and execute and deliver to the Insurer on the Closing Date) the Promissory Note in an aggregate value determined pursuant to Section 2.6(d)(ii) and Appendix 2.6. The Independent Fiduciary shall from time to time, issue directions to the Plan Trustee as may be requested by the Plan Trustee in connection with the [**********] to the Insurer in accordance with the terms of the Promissory Note.

(ii)For the avoidance of doubt: (A) the transfer of the Promissory Note at Closing shall be treated as the transfer at Closing of a Transferred Asset with a value equal to the principal amount of such Promissory Note; (B) the Promissory Note will be allocated to the [**********] for purposes of Section 2.3(b); (C) only the Plan's portion of the Plan Trust's ownership interest in a [**********] may be listed on a schedule to, or transferred in satisfaction of, the Promissory Note; and (D) if the Plan Trust fails to pay the principal amount of the Promissory Note in full on the Promissory Note Maturity Date (after the application of Section 6.13(b)(iii)) and the Insurer gives notice in accordance with Section 2.21 that the Promissory Note is [**********] (to the extent of such unpaid principal amount), any Cash transferred pursuant to Section 2.21 in respect of the Promissory Note shall be disregarded for all adjustments to premium, including any [**********] Adjustment.

(iii)If the Plan Trust fails to pay the principal amount of the Promissory Note in full on the Promissory Note Maturity Date using [**********] the Independent Fiduciary shall direct the Plan Trustee to satisfy the remaining outstanding principal amount on such date either in Cash or Public Bonds (as determined by the Plan Investment Fiduciary), pursuant to the terms of the Promissory Note. Any amount of Cash or Public Bonds that the Plan Trustee transfers to the Insurer in satisfactions of the Promissory Note shall not be subject to any adjustments to premium, including any [**********] Adjustment. Any amount of Cash or Public Bonds that the Plan Trustee transfers to the Insurer in satisfactions of the Promissory Note shall not be subject to any adjustments to premium, including any [**********] Adjustment.
To the extent the Plan Trustee fails to pay the principal amount of the Promissory Note in full on the Promissory Note Maturity Date, the Insurer may, in accordance with Section 2.21, declare such Promissory Note (to the extent of such unpaid principal amount) to be [**********] and return such [**********] to the Plan for an amount, in Cash, of the principal amount outstanding on such Promissory Note.

ARTICLE VII
OTHER COVENANTS

Section 7.1Company Actions. Following the Closing Date, the Company shall use its commercially reasonable efforts to:

(a)cooperate in the proper preparation and filing of the Form 501;

(b)cooperate in the closing out of the Plan in a Standard Termination; and

(c)take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on its part to effectuate the transactions contemplated by this Agreement.

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Section 7.2Insurer Actions. Following the Closing Date, the Insurer shall:

(a)use its best efforts to obtain approval from all necessary state insurance Governmental Authorities for the Annuity Certificates; provided the Insurer shall not be required to amend or modify the form of any Annuity Certificate in a manner that would result in the assumption by the Insurer of any additional Liability not provided for under the Group Annuity Contract;

(b)provide each Annuitant with an Annuity Certificate within thirty (30) days after the Closing Date; provided that (i) if the form of any Annuity Certificate issuable to such Annuitant has not become “available” (in a manner consistent with the use of such term in 29 C.F.R. § 4041.28(d)(1)) as of the Closing Date, then the Insurer will provide such Annuity Certificate to the relevant Annuitant as promptly as reasonably practicable and in any case within thirty (30) days following the date on which such Annuity Certificate so becomes “available,” and (ii) if such Annuity Certificate has not become “available” within twenty (20) days following the Closing Date, the Insurer shall provide notice to the Company of such fact;

(c)cause the first Annuity Payment to be made to all Annuitants by the Annuity Commencement Date;

(d)for each Annuitant entitled to payments under Contract 300 Article P, cause such payments to be combined with each Annuity Payment that is made to each such Annuitant;

(e)at the request of the Company, include a notice, provided by the Plan and reasonably acceptable to the Insurer, regarding Annuity Certificates in the Insurer's “welcome” mailing to the Annuitants or other subsequent mailings made by the Insurer to the Annuitants; and

(f)use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on its part to effectuate the transactions contemplated by this Agreement.

Section 7.3Cooperation with Independent Third Party. Each Party will cooperate in good faith with the Independent Third Party and will promptly provide the Independent Third Party access to and copies of all data, records, facilities and personnel of such Party and its Affiliates and Representatives as is reasonably necessary to perform its functions under this Agreement.

Section 7.4Administrative Services. The Plan Administrator shall continue to administer the Plan from the Closing through the Annuity Commencement Date. Following the Closing, the Insurer shall provide, or shall cause to be provided, all administrative services in connection with the payment of benefits under the Group Annuity Contract.

Section 7.5Transferred Asset True-Ups. As agreed upon by the Insurer and the Plan Investment Fiduciary, and on a weekly basis (and thereafter only as required) (i) the Independent Fiduciary shall direct the Plan Trustee that any payment or distribution related to the Insurer's ownership of a Transferred Asset, received by the Plan or the Plan Trustee after Closing shall be transferred to the Insurer in the calendar week such payment or distribution is received or, if later, the week the information necessary to confirm that such payment or distribution is with respect to a Transferred Asset is available and the amount is reconciled and agreed between the Plan Investment Fiduciary and Insurer and (ii) any payment made by the Plan or Plan Trustee on behalf of the Insurer in relation to a Transferred Asset after Closing

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shall be reimbursed by the Insurer to the Plan the calendar week such payment is made or, if later, the week the information with respect to such amount is available and the amount is reconciled and agreed between the Plan Investment Fiduciary and Insurer. If the Insurer and Plan Trustee are required to make a payment to each other in the same calendar week pursuant to clause (i) and (ii) of the preceding sentence, only the net amount of such payment will be made. If necessary, the Company shall make available to the Plan an amount, in Cash, equal to the amount of such payment or distribution.

Section 7.6Correspondence Center. Beginning as of the Closing Date and continuing through the fifth anniversary thereof, the Company will fund a reasonable means for current or former Plan Participants and Plan Beneficiaries to correspond with the Company with respect to their Plan benefits, the Lump-Sum Election or the Plan Termination; provided, however, that the Company will have no responsibility for (including providing any funding relating to) administering the Group Annuity Contract or for responding to inquiries regarding the Group Annuity Contract. Prior to Closing, the Company will advise the Insurer of its proposed standard operating procedures for directing individuals to such correspondence center.

Section 7.7Contract 300 Lead Administration. The Insurer shall use commercially reasonable efforts to enter into an annuity payment administration agreement with each of the Aetna Life Insurance Company and the Metropolitan Life Insurance Company whereby the Insurer will act as lead administrator for the benefits provided under, respectively, Contract 300 Article A and Contract 300 Article M. Each such agreement shall cover all services reasonably necessary to administer, as applicable, Contract 300 Article A and Contract 300 Article M, on the same basis as the Group Annuity Contract, and to accept a bulk check payment in order to facilitate payment of such benefits in the same manner and time as payments made under the Group Annuity Contract. The Insurer shall provide such services without charge to any Person (including, without limitation, the Aetna Life Insurance Company, the Metropolitan Life Insurance Company, or the Company).

Section 7.8New Pricing. In connection with the calculation of (i) any New Life Premium, (ii) the Non-Solicited Benefit Increase Premium, (iii) the Solicited Non-Electing Benefit Increase Premium, and (iv) the Updated [**********], if any, the Insurer will use the same principles, policies, methodologies, models and set of assumptions (including mortality assumption set, [**********] assumption set and interest rates curve) that were applied by the Insurer in calculating the Non-Solicited Annuity Premium and Solicited Adjusted Annuity Premium contained in the CD-ROM delivered on the DTFA Execution Date that was based on the DTFA Pricing Date Data File (together with the [**********], the “DTFA Execution Pricing Methodologies”).

Section 7.9[**********]. In connection with any [**********] that the Plan Trustee transfers to the Insurer in satisfaction of the Promissory Note, an additional payment will be due on January 7, 2013, or if later, the date the required information is available and the Plan Investment Fiduciary and the Insurer have reconciled such amount, to reflect the [**********] between Closing and the date of transfer. [**********] experience will not reflect any [**********] which are addressed in Section 2.23. As to each [**********] in satisfaction of the Promissory Note, [**********] shall be calculated as follows:

(A)the aggregate draws on, or [**********] in respect of, the Plan's ownership

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of such [**********] from the Closing Date through the applicable [**********] transfer date, to the extent not already included in the net asset value of such [**********] as reflected on the Final Asset Statement, minus

(B)the aggregate [**********] payments made (and received) with respect to the Plan's [**********] from the Closing Date through the applicable [**********] transfer date, to the extent not already included in the [**********] as reflected on the Final Asset Statement.
If the aggregate of such calculations for all [**********] that the Plan Trustee transfers to the Insurer in satisfaction of the Promissory Note is a positive amount, then the Insurer shall pay to the Plan Trustee an amount, in Cash, equal to that amount. If the aggregate of such calculations for all [**********] that the Plan Trustee transfers to the Insurer in satisfaction of the Promissory Note is a negative amount, then the Independent Fiduciary shall irrevocably direct the Plan Trustee to pay to the Insurer an amount, in Cash, equal to the absolute value of that amount. Cash payments made to the Insurer pursuant to this Section 7.9 shall be disregarded for all purposes related to the calculation of any Post-Closing Final Premium amount, including adjustments thereto such as an [**********] Adjustment.
Section 7.10Transferred [**********] For each [**********] that the Plan Trustee transfers to the Insurer in satisfaction of the Promissory Note, the Parties agree that (a) subject to the terms of this Agreement (including Sections 2.23, 2.24 and 7.9), the Insurer hereby assumes, as of 12:01 a.m. on the date of transfer, the Transferred Liabilities associated with such [**********] and (b) for purposes of this Agreement such [**********] will be valued in accordance with the procedures set forth in Appendix 2.6.

Section 7.11Recoupment. On or prior to November 21, 2012 and on or prior to the Final Data Load File Delivery Date, the Company shall deliver to the Insurer (a) a statement setting forth (i) each Covered Life, Contingent Life or Beneficiary, if any, who has undisputedly (i.e., there is no litigation nor any ERISA appeals pending with respect to such amount) been paid, prior to the Annuity Commencement Date, Plan benefits in excess of the amount owed under the Plan, (ii) the amount of each such excess payment and the length of overpayment and (b) a certificate that (x) there is no litigation nor any ERISA appeal pending with respect to the amount of each such excess payment made to such Covered Life, Contingent Life or Beneficiary and (y) to the Company's Knowledge, the statement delivered in clause (a) is otherwise true and correct with respect to the undisputed amount of each such excess payment made to such Covered Life, Contingent Life or Beneficiary.

ARTICLE VII
CONDITIONS TO OBLIGATION TO CLOSE

Section 8.1Conditions to the Independent Fiduciary's Obligations. The Independent Fiduciary's obligation to, or to direct the Plan Trustee to, consummate the transactions contemplated hereby in connection with the Closing is subject to satisfaction or waiver (provided that the condition in Section 8.1(a) may not be waived) of the following conditions:

(a)the Independent Fiduciary shall have confirmed that the Transaction satisfies ERISA and applicable guidance, including Interpretive Bulletin 95-1, because, since the DTFA Execution Date, there has not occurred an Independent Fiduciary MAC that continues as of the Closing Date,

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(b)no Order shall be in effect which prohibits the consummation of any of the transactions contemplated by this Agreement, and

(c)(i) the representations and warranties set forth in Article III and Article V (A) that are qualified by materiality shall be true and correct in all respects or (B) that are not qualified by materiality shall be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date, (ii) each of the Company and the Insurer shall have performed and complied with its covenants and agreements hereunder through the Closing in all material respects, and (iii) the Insurer shall have received all of the Governmental Approvals set forth in Appendix 8.2(d) and identified as “Required for Closing” and the Plan shall have received all of the Governmental Approvals set forth on Appendix 8.2(e) and identified as “Required for Closing”, except, in the case of each of clauses (i)-(iii), as would not reasonably be expected to have a material adverse effect on the Independent Fiduciary's ability to perform its obligations hereunder.

Section 8.2Conditions to the Company's Obligations. The Company's obligation to consummate the transactions contemplated hereby in connection with the Closing is subject to satisfaction or waiver by the Company of the following conditions:

(a)the representations and warranties set forth in Article IV and Article V (i) that are qualified by materiality shall be true and correct in all respects or (ii) that are not qualified by materiality shall be true and correct in all material respects (except with respect to Section 5.8(c), which will be true and correct in all respects), in each case, as of the Closing Date with the same force and effect as though made on the Closing Date;

(b)the Independent Fiduciary shall have performed and complied with its covenants hereunder through the Closing in all material respects;

(c)the Insurer shall have performed and complied with its covenants and agreements hereunder through the Closing in all material respects;

(d)the Insurer shall have received all of the Governmental Approvals set forth in Appendix 8.2(d) and identified as “Required For Closing”;

(e)the Plan shall have received all material Governmental Approvals set forth in Appendix 8.2(e);

(f)(i) no Order shall be in effect which prohibits consummation of any of the transactions contemplated by this Agreement and (ii) no Material Litigation shall have been filed or commenced and then be pending (or shall continue to be threatened to be initiated by a Governmental Authority);

(g)the Company shall have confirmed that it may account for the transactions contemplated by this Agreement and the Ancillary Agreements as a settlement as contemplated under ASC 715;

(h)no Transaction MAC shall have occurred and be continuing as of the Closing Date;

(i)the Closing Final Premium calculated by the Independent Third Party (or, if applicable pursuant to Section 2.9, the Company) is less than the Closing Final Premium calculated by the Insurer [**********], in each case as the Closing Final Premium is calculated by such Person on the Closing Date in accordance with Section 2.9;

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(j)each delivery contemplated by Section 2.2(b) shall have been delivered; and

(k)the Independent Fiduciary shall have confirmed that the Transaction satisfies ERISA and applicable guidance, including Interpretive Bulletin 95-1, because, since the DTFA Execution Date, there has not occurred an Independent Fiduciary MAC that continues as of the Closing Date.

Section 8.3Conditions to the Insurer's Obligations. The Insurer's obligation to consummate the transactions contemplated hereby in connection with the Closing are subject to satisfaction or waiver by the Insurer of the following conditions:

(a)the representations and warranties in Article III and Article IV (A) that are qualified by materiality shall be true and correct in all respects or (B) that are not qualified by materiality shall be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date;

(b)the Company and the Independent Fiduciary shall have performed and complied with their respective covenants and agreements hereunder through the Closing in all material respects and all material actions that are to have been taken by any of the Plan, the Plan Trustee and the Plan Investment Fiduciary on or prior to the Closing Date in accordance with this Agreement shall have been taken;

(c)the Plan shall have received all Governmental Approvals set forth in Appendix 8.2(e);

(d)(i) no Order shall be in effect which prohibits consummation of any of the transactions contemplated by this Agreement and (ii) no Material Litigation shall have been filed or commenced and be currently pending (or shall continue to be threatened to be initiated by a Governmental Authority);

(e)if the Closing has not occurred on or prior to December 3, 2012, either (i) Fidelity shall have executed and delivered the ATSA in a form that is reasonably acceptable to the Insurer, or (ii) an Alternative Arrangement shall have been effected; provided, the Insurer may not rely on the failure of this condition to its obligation to consummate the transactions contemplated hereby to be satisfied if such failure was caused by the Insurer's breach of Section 6.7; and

(f)each delivery contemplated by Section 2.2(a) shall have been delivered.

Section 8.4No Frustration of Closing Conditions. Neither the Independent Fiduciary, nor the Company, nor the Insurer may rely on the failure of any condition to its obligation to consummate the transactions contemplated hereby set forth in Section 8.1, 8.2 or 8.3, as the case may be, to be satisfied if such failure was caused by such Party's or its Affiliates' breach of its representations, warranties or covenants hereunder.

ARTICLE IX
INDEMNIFICATION FOR THIRD PARTY CLAIMS

Section 9.1Indemnification by the Insurer. From and after the Closing, the Insurer will indemnify, defend and hold the Company, the Plan and their respective Affiliates, officers, directors, stockholders, employees, agents and other Representatives (each, an “Indemnified Party”) harmless from and against any and all Liabilities (in each case, including reasonable out-of-pocket expenses and reasonable fees and expenses of counsel) to the extent arising out

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of or relating to the portion of any action, lawsuit, proceeding, investigation, demand or other claim against the Indemnified Party by a third party (such portion being a “Third Party Claim”) that is threatened or brought against or that involves an Indemnified Party and that arises out of or relates to any failure by the Insurer to perform or comply with the terms of the Group Annuity Contract (including the restatement of Contract 300 Article P), including making the payments in respect of the Covered Lives, Contingent Lives or Beneficiaries to be made pursuant to the Group Annuity Contract.

Section 9.2Procedures For Indemnification Claims.

(a)Any Indemnified Party making a claim for indemnification for Third Party Claims under Section 9.1 shall notify the Insurer of each Third Party Claim in writing promptly after receiving notice of such, describing the Third Party Claim, the amount thereof (if known and quantifiable) and the basis thereof in reasonable detail; provided that, the failure to so notify the Insurer shall not relieve the Insurer of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the indemnifiable Losses to be greater than such Losses would have been had the Indemnified Party given the Insurer prompt notice hereunder.

(b)The Insurer shall have the right at any time to assume the defense against any Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party and control the defense of such Third Party Claim, so long as the Insurer accepts without reservation (but without waiver of any rights under Section 9.2(c)) responsibility to indemnify the Indemnified Party for such Third Party Claim.

(c)From and after the date that the Insurer has assumed and is conducting the defense of a Third Party Claim in accordance with Section 9.2(b), (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in, but not control, the defense of such Third Party Claim; (ii) the Indemnified Party may retain counsel at its sole cost and expense to control the defense of any portion of the action, lawsuit, proceeding, investigation, demand or other claim against the Indemnified Party that is not a Third Party Claim (the “Uncovered Claim”); (iii) the Insurer and the Indemnified Party shall cooperate fully with each other and any of their respective counsel in connection with the defense, negotiation or settlement of any such Third Party Claim or (if the Indemnified Party retains counsel for the Uncovered Claim) the Uncovered Claim, including providing access to any relevant books and records, properties, employees and Representatives; provided that, for avoidance of doubt, the foregoing will not require any Person to waive, or take any action which has the affect of waiving, its attorney-client privilege, attorney work-product, or any other applicable privilege with respect thereto; (iv) the Insurer shall not consent to the entry of any judgment on or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Indemnified Party (which will not be unreasonably withheld, conditioned or delayed) unless the judgment or proposed settlement involves only the payment of money damages by the Insurer and does not impose an injunction or other equitable relief upon the Indemnified Party or admit liability on the part of any Indemnified Party; (v) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Insurer (which will not be unreasonably withheld, conditioned or delayed); and (vi) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Uncovered Claim without the prior consent of Insurer.

(d)If the Insurer has not assumed the defense of a Third Party Claim after notice thereof, (i) the Indemnified Party may defend against the Third Party Claim in any manner it reasonably determines to be appropriate; (ii) the Insurer shall reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses allocable to such

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Third Party Claim) to the extent such costs are Losses for which the Indemnified Party is entitled to indemnification hereunder; and (iii) the Insurer shall remain responsible for any costs the Indemnified Party may incur resulting from the Third Party Claim to the extent such costs are Losses for which the Indemnified Party is entitled to indemnification hereunder. If the Indemnified Party has not assumed the defense of an Uncovered Claim as contemplated by Section 9.2(c)(ii), the Insurer is not responsible in any way for any Liabilities or Orders resulting from not responding to or defending such Uncovered Claim; provided that the Insurer's responsibility for Third Party Claims shall not be altered in any way.

Section 9.3Claims and Payment; Treatment of Payments. On each occasion that any Indemnified Party shall be entitled to indemnification under this Article IX, the Insurer shall, at each such time, promptly pay the amount of such indemnification within ten (10) Business Days following receipt of an invoice for out-of-pocket expense, fees or other amounts for which it is liable under this Article IX. Any indemnification payments made pursuant to this Agreement shall be treated for tax purposes as an adjustment to the Final Premium, unless otherwise required by applicable Law.

ARTICLE X
TERMINATION

Section 10.1Termination of Agreement. This Agreement may be terminated at any time prior to the Closing as provided below:

(a)by the mutual written consent of the Company and the Insurer;

(b)by (i) the Company at any time if a Company MAC exists by delivery by the Company to the other Parties of notice of termination, provided, that the Company may not exercise this termination right to the extent that a Company MAC is attributable to any of the Liquidity Actions or (ii) the Insurer at any time if an Insurer MAC exists by delivery by the Insurer to the other Parties of notice of termination, [**********]

(c)[reserved];

(d)by the Company if the Closing has not occurred by or on December 28, 2012 (the “Outside Date”) or any state of facts or circumstances exists as a result of which there is no reasonable probability that the Closing can occur by or on the Outside Date, provided that such right to terminate this Agreement shall not be available to the Company if any failure of the Company to perform any of its obligations under this Agreement required to be performed at or prior to the Closing has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date and such action or failure to perform constitutes a breach of this Agreement;

(e)by the Company if there shall have been a misrepresentation or breach of any representation, warranty, covenant or agreement on the part of the Independent Fiduciary or Insurer contained in this Agreement such that any of the conditions set forth in Section 8.2(a), 8.2(b) or 8.2(c) would not be satisfied, and which shall not have been cured prior to twenty (20) Business Days following notice of such misrepresentation or breach to the Insurer or the Independent Fiduciary, as applicable;

(f)by the Insurer if the Closing has not occurred by or on the Outside Date or any state of facts or circumstances exists as a result of which there is no reasonable probability that the Closing can occur by or on the Outside Date, provided, that such right to terminate this Agreement shall not be available to the Insurer if any action of the Insurer or the failure of the Insurer to perform any of its obligations under this

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Agreement required to be performed at or prior to the Closing has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date and such action or failure to perform constitutes a breach of this Agreement;

(g)by the Insurer if there shall have been a misrepresentation or breach of any representation, warranty, covenant or agreement on the part of the Company or the Independent Fiduciary contained in this Agreement such that any of the conditions set forth in Section 8.3(a) or 8.3(b) would not be satisfied, and which shall not have been cured prior to twenty (20) Business Days following notice of such misrepresentation or breach to the Company and the Independent Fiduciary, as applicable; and

(h)by the Company in the event the Closing Final Premium calculated by the Independent Third Party (or, if applicable pursuant to Section 2.9, the Company) is less than the Closing Final Premium calculated by the Insurer by more than [**********], in each case as the Closing Final Premium is calculated by such Person in accordance with Section 2.9, subject to the proviso in the penultimate sentence of Section 2.9(e) or, as applicable, the proviso in the penultimate sentence of Section 2.9(f).

Section 10.2Effect of Termination.

(a)Survival. If this Agreement is terminated pursuant to Section 10.1, all rights and obligations of the Parties hereunder will terminate upon such termination and will become null and void, except that Section 1.1 (Definitions), Section 3.11 (No Other Representations and Warranties), Section 4.6 (No Other Representations and Warranties), Section 5.9 (No Other Representations and Warranties), Section 6.6 (Calculation [**********] of Insurer RBC Ratio; Projected Parent Liquidity Position; Liquidity Requirement; Liquidity Cap), Article XI (Miscellaneous) and this Section 10.2 (Effect of Termination) will survive any such termination and no Party will otherwise have any Liability to any other Party hereunder; provided, however that nothing in this Section 10.2 will relieve any Party from Liability for any willful and material breach hereof.

(b)TCF. If this Agreement is terminated pursuant to Section 10.1, it is the intent of the parties that all funds held in the Escrow Account shall be released from the Escrow Account and paid to the appropriate Party not later than two (2) Business Days following the effective date of termination. In furtherance of the foregoing, the Company shall, together with Insurer Parent, issue a Joint Written Direction to the Escrow Agent to release all Cash and other assets held in the Escrow Account to the Insurer within two (2) Business Days after delivery of notice of termination of this Agreement, unless (i) this Agreement is [**********] (ii) this Agreement is [**********] (iii) this Agreement is [**********] and as of the date of such termination, any of the conditions set forth in [**********], in which case [**********], issue a Joint Written Direction to the Escrow Agent to [**********] in the Escrow Account [**********] within two (2) Business Days after the termination of this Agreement.

(c)Termination Fee. If this Agreement is terminated pursuant to [**********] the Insurer shall also pay to the Company, by wire transfer of immediately available funds, the amount of [**********]

(d)Extension.

(i)Re-Pricing Offer. The Outside Date shall be deemed to be extended to [**********] if, on or before December 28, 2012, the Company delivers a request to the Insurer in writing that the Insurer deliver a Re-Pricing Offer (the “Re-Pricing Request”). In such circumstance, on or prior to January 15, 2013, the Insurer shall deliver to the Company and the Independent Fiduciary a written [**********] offer (the “Re-Pricing Offer”), which shall be determined by the Insurer based on

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pricing methodologies that are the same as the pricing methodologies [**********] used to develop the Non-Solicited Annuity Premium and the Non-Electing Annuity Premium, including the pricing methodologies set forth in Article II and the Procedures Manual and on the CD-ROM delivered on the DTFA Execution Date (the “Original Pricing Methodologies”), updated to reflect the agreed methodologies and changes determined pursuant to Section 2.7(b) and Section 2.8(b), [**********]

(A)[**********]

(B)[**********]

(C)[**********]

(D)[**********]

(E)[**********]

(F)[**********]

(ii)Company Response. The Company and the Insurer will cooperate in good faith for a period of ten (10) Business Days to negotiate any amendments to this Agreement and the Ancillary Agreements necessary to implement the terms of the Re-Pricing Offer, and to agree upon any other open items that need to be resolved (including any administrative transition issues). The Company shall deliver a written response to the Insurer either accepting or rejecting the Re-Pricing Offer within ten (10) Business Days following the Insurer's delivery of the Re-Pricing Offer to the Company.

(iii)Rejection of Re-Pricing Offer. If the Company rejects the Re-Pricing Offer, then this Agreement shall immediately terminate, and such termination will be treated in the same manner as a termination by the mutual written consent of the Company and the Insurer (and, for the avoidance of doubt, the Company shall, together with the Insurer Parent, [**********] (2) Business Days after the delivery of such notice of termination of this Agreement and [**********]

(iv)Acceptance of Re-Pricing Offer. If the Company accepts the Re-Pricing Offer, then the following provisions will apply:

(A)The Closing Date and the Annuity Commencement Date shall take place [**********] (other than conditions that by their nature or pursuant to the terms of this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of such conditions), or such other date as mutually agreed to by the Company and the Insurer.

(B)The Re-Pricing Offer will be used for purposes of Article II as if the DTFA Execution Date were [**********] and all provisions of such Article II will apply thereafter (e.g., the Company and the Insurer will continue the practice of calculating the Dry-Run Closing Premium on a monthly basis).

(C)During the Extension Period, [**********] on or prior to December 31, 2012. For the avoidance of doubt, the [**********] will (i) upon the Closing, [**********] in accordance with Section 2.1(a) and (ii) upon the termination of this Agreement, [**********] pursuant to this Section 10.2.

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(D)For the purpose of any calculations made from and after [**********] the reference to “December 31, 2012” in the definition of “Company MAC” will be deemed to be [**********] and reference to “end of the 2012 calendar year” in the definition of “Projected RBC Ratio” will be deemed to be [**********]

(E)The Insurer shall provide to the Company and the Independent Fiduciary the Insurer's RBC Ratio as of December 31, 2012, promptly following the date by which the Insurer prepares such RBC Ratio in the normal course of its business, which is expected to be approximately March 1, 2013, and together with a reasonably detailed explanation of the material underlying assumptions used in connection therewith.

(F)The Parties will negotiate in good faith to implement any amendments to this Agreement necessary to give effect to the Re-Pricing Proposal and the provisions of this Section 10.2(d).

(G)The terms “RBC Actions” and “Liquidity Actions”, shall, following December 31, 2012, be eliminated from this Agreement and shall not be given effect for any purposes hereunder or under the Ancillary Documents and the Company and the Insurer shall, in connection with the negotiation of the amendments to this Agreement and the Ancillary Agreements contemplated by Section 10.2(d)(ii), negotiate in good faith revised definitions of “RBC Actions” and “Liquidity Actions” with such updates and revisions as the Company and the Insurer may mutually agree upon.

ARTICLE XI
MISCELLANEOUS

Section 11.1Expenses. Except as otherwise expressly set forth herein, each Party will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees of law firms, commercial banks, investment banks, accountants, public relations firms, experts and consultants.

Section 11.2Entire Agreement. This Agreement and the Ancillary Agreements, constitute the entire agreement between the Parties and supersede any prior understandings, agreements or representations (whether written or oral) by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. Notwithstanding the foregoing, the IF Engagement Letter shall not be superseded by this Agreement or the Ancillary Agreements.

Section 11.3Amendments and Waivers. No amendment of any provision of this Agreement or the Ancillary Agreements will be valid unless the same will be in writing and signed by each party thereto, except as expressly provided herein. No waiver of any breach of this Agreement will be construed as an implied amendment or agreement to amend or modify any provision of this Agreement. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, will be valid unless the same will be in writing and signed by the Party making such waiver, nor will such waiver be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent default, misrepresentation or breach of warranty or covenant. No conditions, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement

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the terms or conditions of this Agreement will be binding unless this Agreement is amended or modified in writing pursuant to the first sentence of this Section 11.3. Except where a specific period for action or inaction is provided herein, no delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof.

Section 11.4Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties.

Section 11.5Notices. All notices, requests, demands, claims, certifications and other communications hereunder will be in writing except as expressly provided herein. Any notice, request, demand, claim or other communication hereunder will be deemed duly given (i) when delivered personally to the recipient; (ii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), addressed as set forth below; or (iii) when transmitted, if transmitted by facsimile, with confirmation of successful transmission received by the sender, with copies provided by email, if any, to those indicated below (including the recipient):

If to the Company:	General Motors LLC 300 Renaissance Center Detroit, MI 48265 Attention: Director, Pensions Funding, Treasurer's Office Email: alfred.kibe@gm.com
With a copy (which will not constitute notice to the Company) to:
General Motors LLC 300 Renaissance Center Detroit, MI 48265 Attention: Associate General Counsel -- Manufacturing and Labor Relations Email: francis.s.jaworski@gm.com

If to Insurer Parent:	Prudential Financial, Inc. 280 Trumbull Street One Commercial Plaza Hartford, CT 06103 Attention: Phil Waldeck Facsimile: (860) 534-2614
With a copy (which will not constitute notice to Insurer Parent) to:
Debevoise & Plimpton LLP 919 Third Avenue New York, NY 10022 Attention: Nicholas Potter Sarah Fitts Email: nfpotter@debevoise.com sawfitts@debevoise.com

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If to the Insurer:	Prudential Insurance Company of America 200 Wood Avenue South Iselin, NJ 08830 Attention: Dylan Tyson Facsimile: (732) 482-6878
With a copy (which will not constitute notice to the Insurer) to:
Debevoise & Plimpton LLP 919 Third Avenue New York, NY 10022 Attention: Nicholas Potter Sarah Fitts Email: nfpotter@debevoise.com sawfitts@debevoise.com

If to Independent Fiduciary:	State Street Global Advisors One Lincoln Street Boston, MA 02111 Attention: Denise Sisk, Managing Director E-mail: denise_sisk@ssga.com
With a copy (which will not constitute notice to Independent Fiduciary) to:
K&L Gates LLP K&L Gates Center 210 Sixth Avenue Pittsburgh, PA 15222 Attention: Charles R. Smith E-mail: charles.smith@klgates.com
Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this Section 11.5.
Section 11.6Governing Law. Except to the extent preempted by applicable Federal Law, this Agreement will be governed by, and construed in accordance with, the Laws of the State of New York, without regard to any principles of conflicts of law thereof that are not mandatorily applicable by Law and would permit or require the application of the Laws of another jurisdiction.

Section 11.7Submission to Jurisdiction; Service of Process.

(a)Subject to Sections 2.12 and 6.6, each of the Parties irrevocably and unconditionally submits to the jurisdiction of any state or federal court, and only federal court if diversity of Parties exists, sitting in New York County, New York in any Dispute arising out of or relating to this Agreement or any Ancillary Agreement and agrees that all claims in respect of such Action may be heard and determined in any such court. Each Party also agrees not to bring any Action arising out of or relating to this Agreement or any Ancillary Agreement in any other court. Each of the Parties irrevocably and unconditionally waives any objection to personal jurisdiction, venue, and any defense of inconvenient forum to the maintenance of, any Action so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11.5; provided, however, that nothing in this Section 11.7 will affect the right of any Party to serve legal

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process in any other manner permitted by Law or in equity.

(b)Notwithstanding anything to the contrary set forth herein, the Parties acknowledge and agree that in the course of any Action including any dispute resolution process pursuant to Section 2.12 or 6.6, if the Insurer or the Independent Third Party produces or otherwise disclose the Life-By-Life Information, or information from which Life-By-Life Information may be derived, to the Company, the Independent Fiduciary or their respective Affiliates or Representatives, the Company and the Independent Fiduciary shall consent to the filing of, and the Parties shall use their all reasonable efforts to move for and urge the court to adopt, a protective order implementing terms reasonably satisfactory to the Insurer to limit the disclosure of such Insurer Provided Life-by-Life Information and ensure the strictly confidential treatment thereof, including requiring such Insurer Provided Life-by-Life Information to be submitted under seal and for the return and destruction of such Insurer Provided Life-by-Life Information or copies thereof following the conclusion of any such Action, provided, that in no case will the Company be required to take any steps that would compromise the ability of the Company to prosecute or defend the Action or otherwise prejudice the Company's position (including any restrictions on the ability of Company experts to review, access and analyze any materials that the Company determines are relevant to such prosecution or defense); provided, further, that the Company and the Independent Fiduciary agree that it will not be considered unreasonable for the Insurer to seek a protective order that prevents disclosure of such information in such a way that it would be reasonably likely to become available to competitors of the Insurer or other third parties not involved in any such Action.

Section 11.8Waivers of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING THE STANDARD TERMINATION AND THE LUMP-SUM SOLICITATION.

Section 11.9Specific Performance. The Parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party will be entitled to an injunction or injunctions to prevent breaches of this Agreement by the breaching Party and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which such Party is entitled at law or in equity. The Parties further agree that (a) by seeking the remedies provided for in this Section 11.9, a Party will not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement (including monetary damages) if the remedies provided for in this Section 11.9 are not available or otherwise are not granted, and (b) nothing set forth in this Section 11.9 will require any Party hereto to institute any proceeding for (or limit any Party's right to institute any proceeding for) specific performance under this Section 11.9 prior or as a condition to exercising any termination right under Article X (or receipt of any amounts due pursuant to Section 10.2), nor will the commencement of any legal action or legal proceeding pursuant to this Section 11.9 or anything set forth in this Section 11.9 restrict or limit any Party's right to terminate this Agreement in accordance with the terms of Article X, or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 11.10Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provisions of this Agreement. If any of the provisions of this Agreement are be held by a court or other tribunal

NYI-4483146v3                         73

of competent jurisdiction to be illegal, invalid or unenforceable, such provisions will be limited or eliminated only to the minimum extent necessary so that this Agreement will otherwise remain in full force and effect. If any of the material provisions of this Agreement are held illegal, invalid or unenforceable, this entire Agreement shall be null and void; provided that the Parties shall seek to reform any such provisions to the greatest extent practicable to restore the original meaning, intent and application of such provisions and shall restore this Agreement to the extent they are able to replicate its terms and conditions in all material respects.

Section 11.11No Third Party Beneficiaries. Except to the extent otherwise provided in Section 9.1 with respect to Indemnified Parties, this Agreement will not confer any rights or remedies upon any Person other than the Parties and the respective successors and permitted assigns of the foregoing.

Section 11.12Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered to the recipients in Section 11.5 by electronic communications by portable document format (.pdf), each of which will be deemed an original.

Section 11.13Survival of Representations and Warranties.

(a)Survival. The representations and warranties of the Parties will survive the Closing until the expiry of the relevant statute of limitations for contractual claims under the Laws of the State of New York as contemplated by Section 11.6.

(b)Exclusive Remedy. The Parties acknowledge that, except in the case of fraud or deliberate and intentional misrepresentations, after the Closing the sole and exclusive remedy of the Parties to address any Arbitration Dispute, shall be as set forth in Sections 2.10, 2.12, 2.13, 2.19, 2.21 and 2.23.

Section 11.14Confidentiality; Intellectual Property.

(a)It is understood that each Party has received and will receive Confidential Information from the other Parties in connection with the negotiation of this Agreement and the Ancillary Agreements as well as in previous discussions and interactions involving the matters addressed by this Agreement and the Ancillary Agreements. Except as set forth herein (including except as expressly permitted or contemplated by the other provisions of this Agreement), the Parties shall not use the Confidential Information of another disclosing Party except in connection with the performance of their respective obligations under this Agreement and shall not disclose (and shall cause their respective Representatives, Affiliates, and Affiliates' Representatives not to disclose) any Confidential Information received from another Party, the Independent Third Party or an Approved Firm, except to such receiving Party's Representatives, Affiliates, and Affiliates' Representatives, who have a need to know and have agreed to maintain the confidentiality of Confidential Information in accordance with this Section 11.14; the disclosing Party is and shall be an express third party beneficiary of such agreement by such receiving Party's Representatives, Affiliates, and Affiliates' Representatives.

(b)Section 11.14(a) shall not apply with respect to Confidential Information that the receiving Party can demonstrate is or was:

(i)already known to such Party or its Affiliates prior to the confidential disclosure by the

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disclosing Party, the Independent Third Party or an Approved Firm;

(ii)independently developed by the receiving Party or its Affiliates not in violation or breach of this Agreement or any other confidentiality obligation to the disclosing Party (such as the Confidentiality Agreements or any retention agreement with a firm or professional in connection with this Agreement);

(iii)already known to the public without breach of confidence by such Party or any of its Affiliates;

(iv)received by the receiving Party from a third party without restrictions on its use in favor of the disclosing Party, whether by law or contract; or

(v)subject to prior compliance with Section 11.14(c), required to be disclosed pursuant to any applicable Law, stock exchange regulation, regulatory provision, court order, subpoena or other legal process.

(c)Section 11.14(a) shall not apply from and after the Closing to restrict the use or disclosure by the Insurer of any Confidential Information related to Plan Beneficiaries, Plan Participants, Annuity Payments, or the pricing or underwriting of the Group Annuity Contract, received from another disclosing Party, provided, that the Insurer shall use such Confidential Information only in compliance with all applicable Laws relating to privacy of personally identifying information. For the avoidance of doubt, this Section 11.14(c) does not apply to Confidential Information regarding the Company or the Plan (other than to the extent required in connection with the Group Annuity Contract).

(d)Except as otherwise provided in this Agreement, if any Party, its Representatives, its Affiliates or its Affiliates' Representatives, receives a request, subpoena, demand, or order for disclosure or become required by Law or stock exchange rule or regulation to disclose any Confidential Information (a “Compelled Disclosing Party”), such Compelled Disclosing Party shall promptly, and in no case more than five (5) Business Days following receipt of such a request, subpoena, demand, or order (so long as it is legally permitted to provide such notification), notify the other Parties to afford them the opportunity to object or seek a protective order or other remedy, including a protective order requiring Confidential Information to be submitted under seal and for the return and destruction of Confidential Information or copies thereof following the conclusion of any Action, prior to the disclosure of any such Confidential Information. The Compelled Disclosing Party shall, to the extent permitted by Law, cooperate with the other Party's or Parties' efforts to obtain such protective order, at such other Party's or Parties' cost and expense. In the event that such protective order or other remedy is not sought or obtained, only that portion of Confidential Information which the Compelled Disclosing Party in good faith believes is legally required to be provided may be disclosed and such Compelled Disclosing Party shall request that appropriate confidential treatment will be accorded to such Confidential Information.

(e)Each engagement letter between any of the Parties on the one hand and the Independent Third Party, each Approved Firm or each other professional engaged in connection with this Agreement, on the other, shall include undertakings by such professional to maintain the confidentiality of Confidential Information in accordance with this Section 11.14 and to clearly mark any reports or other work product prepared in connection with such engagement as confidential and not subject to disclosure except as permitted by this Section 11.14.

(f)The Parties acknowledge and agree that this Section 11.14 shall supersede the Confidentiality

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Agreements.

(g)Insurer is, and the other Parties acknowledge that Insurer is, the sole owner of all spreadsheets and formulas, including the methodologies in the CMA Adjustment tab, [**********] Adjustment tab, PFS Adjustment tab and SCA Adjustment tab on the spreadsheets and manuals (including the Procedures Manual) on the Identified CD-ROM, and that all such materials constitute Insurer's valuable and proprietary know how. The foregoing remains true even with respect to any such materials or know how incorporated or reproduced in the work product of the Independent Third Party, the Approved Firms or any arbitrator or staff thereof or any other professional engaged in connection with this Agreement. Insurer grants the Independent Fiduciary, the Company and, pursuant to the applicable engagement letter and subject to this Section 11.14 only, the Independent Third Party, the Approved Firms or any arbitrator or staff thereof or any other professional engaged in connection with this Agreement, the limited right to use such materials solely in connection with the transactions and proceedings contemplated by this Agreement. No party having use thereof shall have any rights in connection therein except as specifically granted by the foregoing sentence.

Section 11.15Waiver of Punitive Damages. To the fullest extent permitted by Law, and notwithstanding any other provision of this Agreement, none of the Parties shall be liable to any other Party for any punitive or exemplary damages of any nature in respect of matters arising out of this Agreement or the Ancillary Agreements, whether arising out of breach of contract, negligence, tort, strict liability or any other legal or equitable principle. The foregoing sentence will not preclude recovery of amounts claimed in Third Party Claim to the extent that claims for such amounts are subject to indemnification under this Agreement.

Section 11.16Original Agreement; Compliance with Transaction Documents. Effective as of the DTFA Restatement Date, the original Definitive Transaction Framework Agreement, dated May 30, 2012, is hereby amended and restated in its entirety in the form of this Agreement. To the extent that obligations under Article II of this Agreement as of the DTFA Execution Date, the performance of which was due prior to the DTFA Restatement Date, have not been completed as the DTFA Restatement Date, the Parties waive any claim they may have under this Agreement or any Ancillary Agreement for such failure to complete such actions. For the avoidance of doubt, the Parties do not waive any claim they may have under the this Agreement or any Ancillary Agreement related to the failure to complete any actions for which the this Agreement or any Ancillary Agreement provide for the completion of after the DTFA Restatement Date.
[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.
GENERAL MOTORS LLC

By:	/s/ DANIEL AMMANN
	Name:	Daniel Ammann
	Title:	Vice President and Chief Financial Officer

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ DYLAN J. TYSON
	Name:	Dylan J. Tyson
	Title:	Vice President
PRUDENTIAL FINANCIAL, INC.

By:	/s/ GEORGE P. WALDECK, JR.
	Name:	George P. Waldeck, Jr.
	Title:	Senior Vice President
State Street Bank and Trust Company, Solely In Its Capacity As Independent Fiduciary of the General Motors Retirement Program for Salaried Employees

By:	/s/ DENISE SISK
	Name:	Denise Sisk
	Title:	Managing Director

[Signature Page to the Amended and Restated Definitive Transaction Framework Agreement]

NYI-4483146v3

APPENDICES
Appendices to that certain Amended and Restated Definitive Transaction Framework Agreement, dated as of October 31, 2012 and effective as of May 30, 2012 (as further amended, supplemented or otherwise modified, the “Agreement”), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), General Motors LLC, a Delaware limited liability company (the “Company”) acting in a non-fiduciary capacity as the sponsor of the General Motors Retirement Program for Salaried Employees (the “Plan”), and State Street Bank and Trust Company the independent fiduciary of the Plan (the “Independent Fiduciary”). Capitalized terms used herein and not herein defined shall derive their meaning from Section 1.1 of the Agreement.

NYI-4483146v3

CONFIDENTIAL

Appendix 1.1-A
FORM OF GROUP ANNUITY CONTRACT

See attached.

Buy-Out Contract supported by a Dedicated Separate Account

CONFIDENTIAL

Appendix 1.1-A
The Prudential Insurance Company of America
Newark, New Jersey

Contract-Holder: [NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A	Plan: [Vita Retirement Program for Salaried Employees]A
Amended and Restated Article P of Group Annuity Contract GA-300	Jurisdiction: New York
[Amendment]A Date: [MM DD, YYYY]E	Total Contribution Amount: [$XXX,XXX]A Adjusted Contribution Amount: [$XXX,XXX due to Prudential or Contract-Holder on an Amendment Date]A
Pages Attached: [1-XX, Transferred Assets Exhibit(s) and Annuity Exhibit(s)]A

[NAME OF TRUST BANK as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [200 Wood Avenue South Iselin, New Jersey 08830]B
[By:_______________________________ Title: Date:]A	[Chairman and Chief Executive Officer]B [Secretary]B Attest: _______________________________ Date:

Single-Premium Group Annuity Contract [*****], as provided herein, and providing for an irrevocable commitment to make Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets held in the Separate Account or the General Account.

CONFIDENTIAL

TABLE OF CONTENTS

[

Provision I	Definitions; Separate Account Operations; Payment Operations	4
1.0	Restatement of Article P of Group Annuity Contract GA-300	4
1.1	Definitions	4
1.2	Adjusted Contribution Amount; [*****]	6
1.3	Annuity Payments; Annuity Payment Support; Associated Withdrawals from Accounts; Termination	7
1.4	The Separate Accounts that Support this Contract	7
1.5	Investments Held in Separate Account; Insulation of Separate Account Assets	7
1.6	Payment Obligation of Prudential	7
1.7	Establishing Reserves; Withdrawal of Assets from the Separate Account	7
1.8	Process for Making Monthly Annuity Payments	8
1.9	Persons Entitled to Enforce this Contract against Prudential	8
1.10	Small Account Conversion	8
Provision II	Payment Terms and Conditions for Forms of Annuities	10
2.1	General	10
2.2	Definitions	10
2.3	Annuity Forms	18
2.4	Limitation on Assignment	26
2.5	Proof of Continued Existence; Escheatment of Unpaid Amounts	27
2.6	Misstatements	27
2.7	Concerning Beneficiaries and Contingent Annuitants	28
2.8	Concerning Domestic Relations Orders	29
2.9	Substitute Payee	29
2.10	Certificates	29
2.11	Reliance on Records; Correction of Errors	29
2.12	[Deductions from Annuity Payments	30
Provision III	General Terms	31
3.1	Communications	31
3.2	Currency; Payments	31
3.3	Contract-Holder	31
3.4	No Implied Waiver	31
3.5	Changes	31
3.6	Entire Contract - Construction	32
3.7	Third Party Beneficiaries:	32

TRANSFERRED ASSETS EXHIBIT(S)
ANNUITY EXHIBIT(S)]C

CONFIDENTIAL

Provision I	Definitions; Separate Account Operations; Payment Operations

1.0	Restatement of Article P of Group Annuity Contract GA-300

[*****]

1.1	Definitions

In addition to other capitalized terms defined in this Contract, the following capitalized terms shall have the meanings indicated:

"Additional General Account Reserve" has the meaning assigned in Section 1.7.

“Adjusted Contribution Amount” means the net amount specified as such on the Cover Page of this Contract, payable on the Effective Date or on an Amendment Date specified on the related Cover Page.

“Aggregate Monthly Payment” means, for each month, the aggregate amount of Annuity Payments payable in respect of all Covered Lives (and, if applicable, Contingent Lives and Beneficiaries) for such month.

“Amendment Date” means the date shown on the Cover Page, and which is other than the Effective Date.

“Annuity Commencement Date” means the date the Annuity Payments commence, which shall be [MM DD, YYYY]E[specified on the Annuity Exhibits]E.

“Annuity Exhibits” means the Annuity Exhibits attached hereto setting forth the features of the Annuity Payments for each Covered Life and Contingent Life.

“Annuity Forms” means the types of annuities (and payment obligations arising thereunder) specified in Provision II.

“Annuity Payments” means, with respect to each Covered Life (and, if applicable to such Covered Life, each Contingent Life), the amount of periodic and single payments determined in accordance with Provision II of this Contract, and, with respect to any Beneficiary, the amount of any periodic and single payments owed after the death of a Covered Life or, if applicable, a Contingent Life, in each case as determined in accordance with Provision II of this Contract.

“Beneficiary” means,

(A)
during the lifetime of a Covered Life, the person shown in Prudential's records as having been designated by the Covered Life to receive (after the death of such Covered Life) any payment owing under Provision II of this Contract other than payments owed to the related Contingent Life (such related Contingent Life is not a “Beneficiary” as such term is used in this Contract); and

(B)
during the period after the death of the Covered Life and before the death of the Contingent Life, the person shown in Prudential's records as having been designated by the Contingent Life (or, in the absence of such designation, the person previously designated by the Covered Life) to receive, after the death of such Contingent Life, any payment owing under Provision II of this Contract. A Beneficiary is owed payments under this Contract after the death of a Covered Life or Contingent Life only if so provided for under the Annuity Form applicable to the Covered Life.

CONFIDENTIAL

Until the death of the Covered Life (and, if the Annuity Form specifies a Contingent Life, until the death of both the Covered Life and Contingent Life) a Beneficiary is not a third-party beneficiary of this Contract and has no rights hereunder, and after such death(s) a Beneficiary has the rights of a third-party beneficiary as set forth herein. A Representative of a Beneficiary shall have the rights of a Beneficiary hereunder.

"Business Day" means any weekday on which the banks in New York City, New York are open for business. If any payment under this Contract is due and payable on a day which is not a Business Day, or if any notice or report is required to be given on a day which is not a Business Day, such payment shall be due and payable or such notice or report shall be given on the next succeeding Business Day

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Commingled Account” means the Portfolio Protected Buyout Separate Account, an insurance company separate account the assets of which are owned by Prudential. The assets of this separate account will be held by Prudential in one or more custody accounts at entities independent of Prudential that only hold assets allocated to this separate account. Following consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”), this commingled separate account shall hold assets supporting the payment obligations of Prudential under this Contract. Such separate account also supports Prudential's payment obligations under other group annuity contracts issued by Prudential. Each such contract obligates Prudential to make payments to the contract-holder and/or to individual covered lives, contingent covered lives and beneficiaries in amounts measured and adjusted by the life-span of such covered lives, by any lump sum amounts due and/or by the remaining portion of any period certain annuities.

“Contingent Life” means a person listed on the Annuity Exhibits as entitled to a periodic payment following the death of the Covered Life in accordance with the related Annuity Form, or such other person who a Covered Life designates after the Annuity Commencement Date as a Contingent Life, if such designation is permitted by the related Annuity Form. A Contingent Life is not a Beneficiary as such term is used in this Contract. A Contingent Life is a third-party beneficiary of this Contract and has the rights set forth herein. A Representative of a Contingent Life shall have the rights of a Contingent Life hereunder.

"Contract" means this Amended and Restated Article P of Group Annuity Contract GA-300, including the Annuity Exhibits and Transfered Assets Exhibit(s) attached hereto, as amended from time to time as provided for in Section 3.5 ("Changes").

“Contract-Holder” means the entity named as such on the Cover Page of this Contract, and any successors or assigns of such Contract-Holder as provided in Provision III.

“Covered Life” means each person listed on the Annuity Exhibits as entitled to a periodic payment specified in the Annuity Exhibits. A Covered Life is not a Contingent Life or a Beneficiary as such terms are used in this Contract. A Covered Life is a third-party beneficiary of this Contract and has the rights set forth herein. A Representative of a Covered Life shall have the rights of a Covered Life hereunder.

“Dedicated Account” means the [*****], an insurance company separate account the assets of which are owned by Prudential. This separate account may only hold assets supporting the payment obligations of Prudential under this Contract. The assets of this separate account will be held by Prudential in one or more custody accounts at entities independent of Prudential that only hold assets allocated to this separate account. After consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”), the assets of this separate account shall be transferred to the Commingled Account.

“Effective Date” means the date specified in Section 1.2.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“Existing Contract” has the meaning assigned in Section 1.0.

“Existing Separate Account” has the meaning assigned in Section 1.0.

“Expected Data Finalization Date” means the date determined by mutual consent of the Contract-Holder and Prudential.

“General Account” means the General Account of Prudential.

[*****]

“Market Value,” (A) in respect of assets of a Separate Account, means the fair market value of such assets, as such fair market value is determined by Prudential in accordance with its standard procedures for establishing the market value of its assets, and (B) in respect of any portion of the Total Contribution Amount retained in the Existing Separate Account as of the Effective Date or paid to Prudential by delivery of non-cash assets acceptable to Prudential pursuant to Section 1.2 [*****] means the fair market value of each such asset in an amount and as of a date agreed to by Prudential and Contract-holder, as such amounts and dates are shown on the Transferred Assets Exhibit attached hereto.

“Plan” means the plan specified on the Cover Page of this Contract.

“Prudential” means The Prudential Insurance Company of America.

“Prudential's Office” means the following office of Prudential, unless Prudential provides a notice specifying another address for certain or all communications:

The Prudential Insurance Company of America
200 Wood Avenue South
Iselin, New Jersey 08830-2706
Attention: Annuity Operations

“Representative” means, with respect to persons who are a Covered Life, Contingent Life or Beneficiary, an individual or entity demonstrating to the reasonable satisfaction of Prudential that such individual or entity is duly appointed (a) as a guardian of such person, (b) as a holder of powers of attorney from such person, (c) as a trustee of such person, (d) as an testamentary executor of such person's estate, or (e) as being entitled to statutory subrogation rights granted to any entity created by statute or sponsored by a governmental body providing guarantees in respect of such person's right's under this Contract arising from any insolvency of Prudential; provided, that, a “Representative” does not include an assignee of the rights of such person hereunder in contravention of Provision II.

“Separate Account” means the Dedicated Account, provided that if the Commingled Account is substituted for the Dedicated Account in accordance with Section 1.10 (“Small Account Conversion”), then thereafter Separate Account means the Commingled Account. This Contract does not participate in the investment or other experience of either Separate Account.

[*****]

“Total Contribution Amount” means the amount specified as such on the Cover Page of this Contract.

1.2	[*****]

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[*****]

1.3	Annuity Payments; Annuity Payment Support; Associated Withdrawals from Accounts; Termination

Upon receipt of the Adjusted Contribution Amount due on the Effective Date, Prudential agrees to pay the Annuity Payments due under this Contract and further agrees that such obligation shall be irrevocable. Prudential will confirm to the Contract-Holder its receipt of such Adjusted Contribution Amount.

[*****]

1.4	The Separate Accounts that Support this Contract

During the period starting on the Effective Date and ending on the earlier of (a) the consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”) and (b) the payment of the last Annuity Payment due under this Contract, the Dedicated Account shall be the “Separate Account” supporting Annuity Payments hereunder. After consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”), the Commingled Account shall be the “Separate Account” supporting Annuity Payments hereunder.

1.5	Investments Held in Separate Account; Insulation of Separate Account Assets

The Separate Account is intended to be invested primarily in investment-grade fixed income securities, but other investments are permitted, provided, however, that all investments of the Separate Account shall be invested in accordance with applicable law, regulations and regulatory approvals (for purposes of this Section, “applicable law”). Prudential will invest and reinvest the assets of the Separate Account at the time and in the amounts as Prudential determines in its discretion and in accordance with applicable law. To the extent permitted by applicable law, the investments of the Separate Account may be made without regard to any limitations otherwise imposed on the investment of assets held in the General Account or in its other separate accounts. Prudential may, with respect to any assets held in the Separate Account, delegate Prudential's investment management and/or voting rights to other entities, including institutions not affiliated with Prudential.

Prudential owns all the assets in the Separate Account. As authorized by Section 17B:28-9(c) of the New Jersey Insurance Statutes and Section 4240(a)(12) of the New York Insurance Law, (A) none of the assets held in the Dedicated Account, [*****] and (B) none of the assets held in the Commingled Account, [*****] will be chargeable with liabilities arising out of any other business of Prudential.

1.6	Payment Obligation of Prudential

Prudential will make the payments owed by it under this Contract when such payments are due. Prudential irrevocably guarantees payment of the Annuity Payments as of the Annuity Commencement Date.

1.7	Establishing Reserves; Withdrawal of Assets from the Separate Account

[*****]

From time to time in accordance with applicable law or regulation, Prudential will determine whether

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(A)	the statutory liability that Prudential is required to hold in respect of the contractual benefits supported by such Separate Account,

is equal to or less than

(B)
the sum of (x) the statutory carrying value of the assets held in the Separate Account, plus (y) the reserves, if any, related to the Separate Account [Portion of the contractual benefits that have been established in the General Account and]H that are supported by assets held in the General Account. The reserves described in (y) of the preceding sentence shall herein be referred to as the “Additional General Account Reserve”.

If, on the date of determination, the amount described in clause (A) is greater than the amount described in clause (B), Prudential will establish and fund additional reserves in the General Account.

[*****]

A withdrawal from the Separate Account will be made on a Business Day, and the assets withdrawn will no longer be allocated to the Separate Account.

1.8	Process for Making Monthly Annuity Payments

Prudential, or its agent, will make Annuity Payments directly to each Covered Life, Contingent Life and Beneficiary starting on the Annuity Commencement Date.

1.9	Persons Entitled to Enforce this Contract against Prudential

Notwithstanding any other provision of this Contract to the contrary,

(i)
Rights of Annuitants. (a) After the Effective Date, the right of each Covered Life, Contingent Life and Beneficiary to receive an Annuity Payment determined pursuant to Provision II is enforceable by such person against Prudential, (b) after the Expected Data Finalization Date, each Covered Life, Contingent Life and Beneficiary has the right to enforce any provision of this Contract (as does the Contract-Holder) against Prudential, and (c) the rights of each Covered Life, Contingent Life and Beneficiary under the preceding subclause (b) is not diminished if the Contract-Holder ceases to exist and no successor is appointed;

(ii)
Annuitants hold Rights Exclusively. After the Expected Data Finalization Date, and except as provided in clause (iii) below, the only parties having the right to enforce any provision of this Contract against Prudential shall be each Covered Life, Contingent Life, or Beneficiary, in each case solely in the capacity of an intended third party beneficiary of the provisions specified in clause (i)(b) above; and

(iii)
Rights and Duties of Contract-Holder and Prudential. (a) After the Effective Date, Contract-Holder shall have no obligation to any Covered Life, Contingent Life or Beneficiary with respect to the annuities as determined in Provision II; (b) between the Effective Date and the Expected Data Finalization Date, the Contract-Holder and Prudential shall each have the rights against and obligations to the other specified in this Contract; and (c) after the Expected Data Finalization Date, the Contract-Holder shall have the right to enforce any provision of this Contract against Prudential until the Contract-Holder ceases to exist, and Prudential shall have the right to enforce any provision of this Contract against the Contract-Holder until the Contract-Holder ceases to exist.

1.10	Small Account Conversion

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If at any time the Market Value of the assets held in the Dedicated Account does not equal at least [$100 million]G, Prudential reserves the right to discontinue the Dedicated Account (such discontinuance referred to in this Section as a “Threshold Transfer”). In the event of a Threshold Transfer, without the consent of Contract-Holder, any Covered Life, Contingent Life or Beneficiary, Prudential may transfer the assets held in the Dedicated Account to the Commingled Account, subject to the receipt of all necessary consents and approvals, including regulatory approvals (such as those relating to the transfer of assets in-kind from the Dedicated Account to the Commingled Account).

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Provision II	Payment Terms and Conditions for Forms of Annuities

2.1	General
The amount owed by Prudential under this Contract in respect of each Covered Life (and, if applicable, Contingent Life and Beneficiary) will be determined by Prudential in accordance with the terms of this Provision II.
Prudential will apply the terms of this Provision II using the information contained in the Annuity Exhibits with respect to such Covered Life, Contingent Life, and Beneficiary, as such information is updated or corrected pursuant to this Contract. Capitalized terms used but not defined in Section 1.1 have the meanings assigned in this Provision II.
[For any Covered Life, Contingent Life or Beneficiary who is shown on the attached Annuity Exhibit as having been paid, prior to the Annuity Commencement Date, Plan benefits in excess of the amount owed under the Plan, such overpayments shall be deducted from the Annuity Payments otherwise owed to such persons pursuant to this Provision II. Nothing in the preceding sentence shall relate to misstatements of data on the Annuity Exhibits. Such misstatements are governed by Section 2.6.]D
[For any Covered Life, Contingent Life or Beneficiary who is shown on the attached Annuity Exhibit as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the Annuity Payments otherwise owed to such persons pursuant to this Provision II. Nothing in the preceding sentence shall relate to misstatements of data on the Annuity Exhibits. Such misstatements are governed by Section 2.6.]D

2.2	Definitions

The following definitions apply to this Section.

“Annuity Forms” means one of the following types of annuities:

(i) “Contingent Joint and Survivor Life Annuity” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Special Benefit Rider
Level Benefit Rider
Refund Death Benefit Rider
and

together with, in respect of such Covered Life, any of the following Option(s) in respect of such Covered Life as are specified in the Annuity Exhibits with respect to such Covered Life:

General Conversion Option

(ii)“Period Certain Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form. No Riders or Options apply to this Annuity Form.

(iii)“Single Life and Period Certain Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form. No Riders or Options apply to this Annuity Form.

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(iv)“ Single Life Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Special Benefit Rider
Level Benefit Rider
Refund Death Benefit Rider

and

together with, in respect of such Covered Life, any of the following Option(s) in respect of such Covered Life as are specified in the Annuity Exhibits with respect to such Covered Life:

Post-Retirement Marriage Conversion Option
Disabled Age 55 Conversion Option

(v)“Spousal Joint and Survivor Life Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Special Benefit Rider
Level Benefit Rider
Pop-Up Rider
Refund Death Benefit Rider
and

together with, in respect of such Covered Life, any of the following Option(s) in respect of such Covered Life as are specified in the Annuity Exhibits with respect to such Covered Life:

General Conversion Option
Disabled Age 55 Conversion Option

(vi)Window Spousal Joint and Survivor Life Annuity” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Refund Death Benefit Rider

(vii) Window Single Life Annuity” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Refund Death Benefit Rider

“Conversion Conditions” means the following:

(i) With respect to Disabled Age 55 Conversion Option,

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(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Annuity Exhibits as having a “Disabled Age 55” Conversion Option, and

(B) you demonstrate that you are age 55

(ii) With respect to the General Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Annuity Exhibits as having a “General” Conversion Option, then you must demonstrate that you meet one of the following conditions before you can exercise the option:

(B) if your Annuity Form is the Spousal Joint and Survivor Life Annuity or the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life and if you became divorced after your Original Retirement Date (as specified on the Annuity Exhibits), then you can exercise the option if you comply with the following conditions. You must provide us with a qualified domestic relations order (QDRO) in a form acceptable to us. It must provide either that (1) such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die or (2) such Contingent Life is entitled to a reduced portion of the Contingent Life Amount when you die.

(C) if your Annuity Form is the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life, then you can exercise the option if you comply with the following conditions. You must provide us with notarized consent of your Contingent Life on a form acceptable to us. It must provide that such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die. If we request, you must provide us with satisfactory proof of the good health of your Contingent Life before the option may be exercised.

(D) if your Annuity Form is the Contingent Joint and Survivor Life Annuity, and if your Contingent Life is not your spouse, you can exercise this option by providing written direction on a form acceptable to us. No waiver from your Contingent Life is required. If we request, you must provide us with satisfactory proof of the good health of the Contingent Life before the option may be exercised.

Note that this option is limited to the situations described above.

If your Annuity Form is the Spousal Joint and Survivor Life Annuity and if you have not been divorced from your Contingent Life since your Original Retirement Date, you cannot exercise this option.

If you exercise the General Conversion Option and convert your Annuity Form to a Single Life Annuity, then the Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die. You may later convert your Single Life Annuity into a Spousal Joint and Survivor Life Annuity if (i) you meet Conversion Conditions (B), (C) and (D) of the Post-Retirement Marriage Conversion Option and (ii) you are not shown on the Annuity Exhibits as someone who retired from Vested Terminated status or rejected Surviving Spouse Coverage at retirement.

If you exercise the General Conversion Option and retain your Annuity Form, then the Contingent Life will be entitled to a reduced portion of the Contingent Life Amount after you die as provided under the QDRO. You may later exercise the Post-Retirement Marriage Conversion Option if (i) you meet Conversion Conditions (B), (C) and (D) and (ii) you are not shown on the Annuity Exhibits as someone who retired from Vested

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Terminated status or rejected Surviving Spouse Coverage at retirement. However, the Contingent Life Amount payable after your death to your new spouse will be offset by the Contingent Life Amount payable to your former spouse.

(iii) With respect to the Post-Retirement Marriage Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Annuity Exhibits as having a “Post-Retirement Marriage” Conversion Option, and

(B) You became married for the first time, or became re-married, after [June 30, 2011]E, and

(C) You exercise this option within 18-months after such marriage or re-marriage, and

(D) You supply us with evidence of such marriage or re-marriage.

If you exercise the Post-Retirement Marriage Conversion Option and you convert your Part A Basic Amount of your monthly payment into a Spousal Joint and Survivor Life Annuity, you may later convert your Spousal Joint and Survivor Life Annuity into a Single Life Annuity if you (i) meet Conversion Condition (B) of the General Conversion Option and (ii) you are not shown on the Annuity Exhibits as someone who retired from Vested Terminated status.

“Conversion Options” means, if the “Disabled Age 55 Conversion Option,” the “General Conversion Option,” and/or the “Post-Retirement Marriage Conversion Option” is specified in the Annuity Exhibits as applicable to a Covered Life, and if such option is attached to an Annuity Form eligible for such option, the following options may convert the benefit from one Annuity Form to another Annuity Form. A Conversion Option cannot be exercised by a Contingent Life or a Beneficiary.

(i)“Disabled Age 55 Conversion Option” means, if a Covered Life is specified in the Annuity Exhibits as having a “Disabled Age 55” Conversion Option (because such person retired from the Plan under a disability retirement prior to age 55) and also as receiving a distribution of one of the following Annuity Forms:

Single Life Annuity
Spousal Joint and Survivor Life Annuity

then such option is available to such Covered Life (“you” or “your”).

When you reach age 55, you may exercise this option to convert your current Annuity Form. Before your option exercise can become effective, you must satisfy the applicable Conversion Conditions. You can select your new Annuity Form from the following list. However, if you are married at the time you exercise this option, we will automatically convert your Annuity Form into a Spousal Joint and Survivor Annuity absent a qualified election.

Single Life Annuity: If you elect this Annuity Form, the pre-62+1 Pension Amount payable to you will equal the sum of two numbers. The first number equals your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Annuity Exhibits). The second number equals your Disability Temporary Amount (if specified on the Annuity Exhibits) where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal your Disability Age 55 Post 62+1 Pension Amount (as specified in the Annuity Exhibits).

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Spousal Joint and Survivor Life Annuity: If at the time of your disability, you were married and elected a Contingent Joint and Survivor Life Annuity you are not eligible to make this election at age 55. If you elect this Annuity Form, your pre-62+1 Pension Amount will equal the product obtained by multiplying two numbers and then adding a third number. The first number is your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Annuity Exhibits). The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor. The third number is any Disability Temporary Amount specified for you on the Annuity Exhibits where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal the product obtained by multiplying two numbers. The first number is your Disability Age 55 Post 62+1 Pension Amount. The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor.

The amount we will pay your spousal Contingent Life will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you pursuant to the foregoing paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Annuity Exhibits or in our records.: (1) 65% for a Original Retirement Date on/after October 1, 1999, (2) 60 % for a Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for a Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for a Original Retirement Date prior to September 1, 1964.

(ii) “General Conversion Option” means, if a Covered Life is specified in the Annuity Exhibits as having a “General” Conversion Option and also as receiving a distribution of one of the following Annuity Forms:

Spousal Joint and Survivor Life Annuity
Contingent Joint and Survivor Life Annuity

then such option is available to the Covered Life (“you” or “your”).

The option allows you to either (1) convert your Annuity Form into a Single Life Annuity Form or (2) retain your Annuity Form and provide for payment to your Contingent Life of the reduced amount provided under a QDRO. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. You must also notify us using a form provided by us.

If you exercise the option to convert your Annuity Form into a Single Life Annuity Form, we will not owe any money to your Contingent Life after you die. Instead, we will increase the Covered Life Amount payable to you. If the Annuity Form is a Spousal Joint and Survivor Life Annuity form of payment, the amount of the increase will equal the Pop-Up Amount in the Annuity Exhibit. If the Annuity Form is a Contingent Joint and Survivor Life Annuity, the amount of the increase will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Annuity Exhibit. The second number is the Contingent Joint and Survivor Life Annuity Pop-Up Increase Factor. We will start paying the increased amount on the first day of the month after the exercise of your option becomes effective.

If you exercise the option to retain your Annuity Form and provide for payment to your Contingent Life of a reduced amount as provided under a QDRO, we will not increase the Covered Life Amount payable to you. If you later exercise the Post-Retirement Marriage Conversion Option under Conversion Conditions (B), (C) and (D), the Contingent Life Amount payable after your

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death to your new spouse will be offset by the Contingent Life Amount payable to your former spouse.

(iii) “Post-Retirement Marriage Conversion Option” means, if a Covered Life is specified in the Annuity Exhibits as having a “Post-Retirement Marriage” Conversion Option and also as receiving a distribution of the following Annuity Form:

Single Life Annuity

then such option is available to the Covered Life (“you” or “your”).

The option allows you to convert a portion of your monthly payment under a Single Life Annuity into a Spousal Joint and Survivor Annuity Form. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. Also, you must notify us using a form provided by us. The effective date of the conversion is the first day of the month after the conversion is effective, but not sooner than the one-year anniversary of your marriage or re-marriage, and in any event before the 18-month anniversary of the marriage or re-marriage.

Only Part A Basic Amount (as specified in the Annuity Exhibits) may be converted. On the effective date of the conversion, we will reduce the Covered Life Amount. The amount of the reduction will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Annuity Exhibit. The second number is the Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor. After the effective date of the conversion, and after you die, we will owe your spouse additional monthly payments. To receive such payments, your spouse must be alive when you die. We will pay the first payment on the first day of the month following your death. We will pay the last payment on the first day of the month in which such spouse dies.

The amount we will pay such spouse will equal the result of multiplying two numbers. The first number is the Part A Basic Amount payable to you, as reduced pursuant to the preceding paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Annuity Exhibits or in our records: (1) 65% for a Original Retirement Date on/after October 1, 1999, (2) 60 % for a Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for a Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for a Original Retirement Date prior to September 1, 1964.

“Spousal Joint & Survivor Life Annuity Pop-Up Increase Factor" is equal to (1 divided by the Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor below) minus 1

This factor is rounded to three decimal places.

"Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor" is equal to 1 minus the result of the following calculation

Calculation:

0.950 increased by 0.005 for each full year in excess of 5 years that the Contingent Life's age exceeds the Covered Life's age, with the result not to exceed 1.000

OR

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0.950 decreased by 0.005 for each full year in excess of 5 years that the Contingent Life's age is less than the Covered Life's age.

This factor is rounded to three decimal places.

“Contingent Joint & Survivor Life Annuity Pop-Up Increase Factor" is equal to (1 divided by the Contingent Joint & Survivor Life Annuity Pop-Up Decrease Factor) minus 1.

Contingent Joint & Survivor Life Annuity Pop-Up Decrease Factor" is equal to 1 minus the applicable factor below:

Contingent Joint & Survivor Life Annuity Table
Full Years Contingent Life Is Older (+) or Younger (-) Than Covered Life*	Factors to Convert Normal Form of Retirement

	To Contingent Joint & Survivor Life Annuity Option

	For Indicated Percentage.**
	Payable to Contingent Life
	100%	75%	50%
+20	95.50	96.00	100.00
+19	95.00	95.50	99.50
+18	94.50	95.00	99.00
+17	94.00	94.50	98.80
+16	93.50	94.00	98.00
+15	93.00	93.50	97.50
+14	92.50	93.00	97.00
+13	92.00	92.50	96.50
+12	91.50	92.00	96.00
+11	91.00	91.50	95.50
+10	90.50	91.00	95.00
+9	89.75	90.50	94.50
+8	89.00	90.00	94.00
+7	88.25	89.50	93.50
+6	87.50	89.00	93.00
+5	86.75	88.50	92.50
+4	86.00	88.00	92.00
+3	85.25	87.50	91.50
+2	84.50	87.00	91.00
+1	83.75	86.50	90.50
0	83.00	86.00	90.00
--1	82.25	85.50	89.50
--2	81.50	85.00	89.00
--3	80.75	84.50	88.50
--4	80.00	84.00	88.00
--5	79.25	83.50	87.50
--6	78.50	83.00	87.00
--7	77.75	82.50	86.50

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--8	77.00	82.00	86.00
--9	76.25	81.50	85.50
--10	75.50	81.00	85.00
--11	75.00	80.50	84.50
--12	74.50	80.00	84.00
--13	74.00	79.50	83.50
--14	73.50	79.00	83.00
--15	73.00	78.50	82.50
--16	72.50	78.00	82.00
--17	72.00	77.50	81.50
--18	71.50	77.00	81.00
--19	71.00	76.50	80.50
--20	70.50	76.00	80.00
* Actuarial reduction factors not shown will be calculated on the same basis as the factors shown.

** Other percentage levels, in 5% increments, may be elected.

“Riders” means, if the “Pop-Up Rider,” the “Special Benefit Rider,” the “Level Benefit Rider,” or the “Refund Death Benefit Rider” is specified in the Annuity Exhibits as applicable to a Covered Life or Contingent Life:

(i) “Level Benefit Rider” means, if a Covered Life is specified in the Annuity Exhibits as having a “Level Benefit Rider” or if a Contingent Life is specified in the Annuity Exhibits as having a “Level Benefit Rider,” and if the Covered Life is specified in the Annuity Exhibits as having one of the following Annuity Forms:

Contingent Joint and Survivor Life Annuity
Single Life Annuity
Spousal Joint and Survivor Life Annuity

Then the Covered Life Amount or Contingent Life Amount will be increased by $300 (as previously determined by the rules of the Plan).

(ii) “Special Benefit Rider” means, if a Covered Life is specified in the Annuity Exhibits as having a “Special Benefit Rider” or if a Contingent Life is specified in the Annuity Exhibits as having a “Special Benefit Rider” and if the Covered Life is also specified as receiving a distribution of one of the following Annuity Forms:

Contingent Joint and Survivor Life Annuity
Single Life Annuity
Spousal Joint and Survivor Life Annuity

Then the Covered Life Amount or Contingent Life Amount will be increased by either $76.20 or $28.00 (as previously determined by the rules of the Plan), as specified in the Annuity Exhibits.

(iii) “Pop-Up Rider” ” means, if a Covered Life is specified in the Annuity Exhibits as having a “Pop Up” Rider and also as receiving a distribution of the following Annuity Form:

Spousal Joint and Survivor Life Annuity

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Then upon the death of the spousal Contingent Life, we will increase the Covered Life Amount. The amount of the increase, and the conditions to such increased payment, are specified in the related Annuity Form.

If your Covered Life Amount is increased due to the death of your spousal Contingent Life, the Part A Basic Amount portion of your Annuity will convert to a Single Life Annuity. You may later convert that Single Life Annuity into a Spousal Joint and Survivor Life Annuity if you (i) meet Conversion Conditions (B), (C) and (D) of the Post-Retirement Marriage Conversion Option and (ii) you are not shown on the Annuity Exhibits as someone who retired from Vested Terminated status.

“Refund Death Benefit Rider” means, if a Covered Life is specified in the Annuity Exhibits as having a “Refund Death Benefit” Rider and also as receiving a distribution of one of the following Annuity Forms:

Contingent Joint and Survivor Life Annuity
Single Life Annuity
Spousal Joint and Survivor Life Annuity
Window Spousal Joint and Survivor Life Annuity
Window Single Life Annuity

Then a death benefit may be payable to the designated Beneficiary, as provided in the provided in the related Annuity Form.

“We” and “us” means The Prudential Insurance Company of America.

2.3	Annuity Forms

(i) “Contingent Joint and Survivor Life Annuity with or without Refund Death Benefit Rider, and/or Special Benefit Rider and/or Level Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Contingent Life - J&S” Annuity Form with or without a “Refund Death Benefit Rider,” and/or a “Special Benefit Rider” and/or a “Level Benefit Rider,” respectively. “You” and “your” refers to each such Covered Life:

If the Annuity Exhibits specify that you have a Conversion Option to cancel this Annuity Form and a qualified domestic relations order does not provide otherwise, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We will make monthly payments on the first day of each month. We owe the first monthly payment on the Annuity Commencement Date. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Annuity Exhibits) is alive when you die. We will make the first payment on the first day of the month following your death. Later monthly payments will be made on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

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If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:

(A) is the Total Plan Refund Death Benefit (as specified in the Annuity Exhibits) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Annuity Exhibits) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Annuity Exhibits),
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Annuity Exhibits) multiplied by one-third, and

(C)	is one minus the Pre 1985 Death Benefit Percentage.

For a Contingent Joint and Survivor Life Annuity, the following amounts, names, or values are also specified in the Annuity Exhibits:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”). "Sixty-two years and one month (62+1)" means the first of the month coincident with or next following the date that the Covered Life turns age 62 and one month. However, a Covered Life who is born on the second day of the month will be treated as if he or she were born on the first day of such month.

If you are younger than 62+1, the Covered Life Amount equals the “Pre-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you are older than 62+1, the Covered Life Amount equals the “Post-62+1 Pension Amount” amount specified in the Annuity Exhibit for such Covered Life.

If you have a Special Benefit Rider (as specified in the Annuity Exhibits), then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Annuity Exhibits. During your lifetime, your Contingent Life will not receive the benefits of any Special Benefit Rider that he or she may have. Such benefits start after your death.

If you have a Level Benefit Rider (as specified in the Annuity Exhibits), then the “Covered Life Amount” will be increased. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the

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Annuity Exhibits. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. If your Contingent Life has a Level Benefit rider, we only owe the related payments after you die.

If a portion of your Pre 62+1 Covered Life Amount is attributable to “Disability Temporary Amount” as specified in the Annuity Exhibits, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Contingent Life Amount.”

If your Contingent Life is your spouse and has a Special Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before the month in which your Contingent Life attains age 65. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Annuity Exhibits.

If your Contingent Life has a Level Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before such 65th birthday. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Annuity Exhibits.

(ii) “Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Period Certain Only” Annuity Form. “You” and “your” refers to each such Covered Life.

We will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. The total number of monthly payments will equal the Guaranteed Number of Payments specified for you in the Annuity Exhibits. Once such Guaranteed Number of Payments has been paid, no further payments are due.

If you die after the Annuity Commencement Date, we will determine the number of monthly payments we made to you after the Annuity Commencement Date. If the number payment made is less than such Guaranteed Number of Payments, then we will pay the Covered Life Amount to the designated Beneficiary for your Annuity Form. These payments to such Beneficiary will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

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(iii) “Single Life and Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life & Period Certain”. “You” and “your” refers to each such Covered Life.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

We will then compare the number of monthly payments we make to you after the Annuity Commencement Date to the Guaranteed Number of Payments specified for you in the Annuity Exhibits. If the number of monthly payments is less than such guaranteed number, we will make additional payments to the designated Beneficiary for your Annuity Form. These payments will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

(iv) “Single Life Annuity with or without Special Benefit Rider, and/ or Level Benefit Rider and/or Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life Only” Annuity Form with or without a “Special Benefit Rider,” and/or a “Level Benefit Rider,” and/or a “Refund Death Benefit Rider,” respectively. “You” and “your” refers to each such Covered Life.

We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

If the Annuity Exhibits specify that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:

(A) is the Total Plan Refund Death Benefit (as specified in the Annuity Exhibits) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Annuity Exhibits) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Annuity Exhibits),

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(B) is the Pre 1985 Death Benefit Percentage (as specified in the Annuity Exhibits) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

For a Single Life Annuity, the following amounts, names, or values are also specified in the Annuity Exhibits:

“Covered Life Amount” depends on whether you are younger or older than sixty-two years and one month (“62 + 1”). "Sixty-two years and one month (62+1)" means the first of the month coincident with or next following the date that the Covered Life turns age 62 and one month. However, a Covered Life who is born on the second day of the month will be treated as if he or she were born on the first day of such month.

If you are younger than 62+1, the Covered Life Amount equals the “Pre-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you are older than 62+1, the Covered Life Amount equals the “Post-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Annuity Exhibits.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Annuity Exhibits.

If a portion of your Pre 62+1 Covered Life Amount is attributable to “Disability Temporary Amount” as specified in the Annuity Exhibits, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

The Annuity Exhibits may specify that there is a Contingent Life corresponding to you and that the Contingent Life is eligible for a Level Benefit Rider. If so, after you die, we may owe additional monthly payments. We will owe additional monthly payments if and when two conditions are met. The Contingent Life must be alive when you die. The Contingent Life must be older than sixty-five (65) years. If such conditions are met we will pay the first payment on the first day of the month following your death. Later monthly payments will be made on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will be the amount specified as the “Level Benefit Amount” in the Annuity Exhibits.

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(v) “Spousal Joint and Survivor Life Annuity with or without a Special Benefit Rider, and/or a Level Benefit Rider and/or a Pop-Up Rider and/or a Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Spousal - J&S” Annuity Form with or without a “Special Benefit Rider,” and/or a “Level Benefit Rider,” and/or a “Pop-Up” Rider and/or a “Refund Death Benefit Rider,” respectively. “You” and “your” refers to each such Covered Life:

We do not owe any payments to the Covered Life under this Annuity Form if the person dies before the Annuity Commencement Date.

If the Annuity Exhibits specify that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Annuity Exhibits) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly payments on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:

(A) is the Total Plan Refund Death Benefit (as specified in the Annuity Exhibits) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Annuity Exhibits) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Annuity Exhibits),
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Annuity Exhibits) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

For a Spousal Joint and Survivor Life Annuity, the following amounts, names, or values are also specified in the Annuity Exhibits:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”). "Sixty-two years and one month (62+1)" means the first of the month coincident with or next following the

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date that the Covered Life turns age 62 and one month. However, a Covered Life who is born on the second day of the month will be treated as if he or she were born on the first day of such month.

If you are younger than 62+1, the Covered Life Amount equals the “Pre-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you are older than 62+1, the Covered Life Amount equals the “Post-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Annuity Exhibits. During your lifetime, we do not owe your Contingent Life any benefits under the Special Benefit Rider. If your Contingent Life has a Special Benefit rider, we only owe the related payments after you die.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Annuity Exhibits. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. If your Contingent Life has a Level Benefit rider, we only owe the related payments after you die.

If you have a Pop-Up Rider, and if your Contingent Life dies after the Annuity Commencement Date and before you die, then we will increase the “Covered Life Amount.” You must first provide us acceptable evidence that such Contingent Life died. We will pay the increase starting in the month following the month of your Contingent Life's death. The amount of the increase will equal the Pop-Up Amount specified for you in the Annuity Exhibits. If the Annuity Exhibits misstate your age or the age of your Contingent Life, then we will re-calculate the Pop-Up Amount. The corrected Pop-Up Amount will equal the Part A Basic Amount specified for such person in the Annuity Exhibits multiplied by the Spousal Joint and Survivor Life Annuity Pop-Up Increase Factor.

If a portion of your Pre 62+1 Covered Life Amount is attributable to a “Disability Temporary Amount” as specified in the Annuity Exhibits, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you

“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Contingent Life Amount.”

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If your Contingent Life has a Special Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before such 65th birthday. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Annuity Exhibits.

If your Contingent Life has a Level Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life or the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before such 65th birthday. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Annuity Exhibits.

(vi) “Window Spousal Joint and Survivor Life Annuity with or without a Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Window Spousal Joint and Survivor Life Annuity” Annuity Form with or without a “Refund Death Benefit Rider”. “You” and “your” refers to each such Covered Life:

We do not owe any payments to the Covered Life under this Annuity Form if the person dies before the Annuity Commencement Date.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Annuity Exhibits) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly payments on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:

(A) is the Total Plan Refund Death Benefit (as specified in the Annuity Exhibits) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Annuity Exhibits) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Annuity Exhibits),

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(B) is the Pre 1985 Death Benefit Percentage (as specified in the Annuity Exhibits) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Contingent Life Amount.”

(vii) “Window Single Life Annuity with or without a Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Window Single Life Annuity” Annuity Form with or without a “Refund Death Benefit Rider”. “You” and “your” refers to each such Covered Life:

We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:

(A) is the Total Plan Refund Death Benefit (as specified in the Annuity Exhibits) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Annuity Exhibits) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Annuity Exhibits),
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Annuity Exhibits) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

2.4	Limitation on Assignment

Except as expressly provided in this Provision II, no Covered Life, Contingent Life or Beneficiary may (i) assign, pledge or otherwise transfer his or her rights hereunder, or (ii) enter into a transaction in which one or more Annuity Payments are anticipated or accelerated, or (iii) use a Representative to effectuate any transaction described in clause (i) or (ii). Any attempt to enter into any transaction described in clauses (i) through (iii) shall be void at the outset of such attempt. Also, to the maximum extent permitted by law, no Annuity Payment is subject to the claims of a creditor. For the avoidance of doubt, compliance with the

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terms of a domestic relations order meeting the requirement of this Provision II will not be considered to be an impermissible transaction or claim hereunder.

2.5	Proof of Continued Existence; Escheatment of Unpaid Amounts

As a condition to making any Annuity Payment arising from an Annuity Form dependent upon the continued existence of a Covered Life or Contingent Life (or Beneficiary), Prudential may require the receipt of evidence satisfactory to it that such person is alive and no such payment is owed under this Contract unless and until Prudential receives such evidence.

Prudential may pay a Representative of a Covered Life, Contingent Life or Beneficiary amounts otherwise owing to such Covered Life, Contingent Life or Beneficiary upon submission of evidence satisfactory to Prudential of the authority of such Representative.

After the period of time prescribed by applicable state law, any payments under a period certain annuity form or lump sum payment owed by Prudential which has not been claimed by a Covered Life, Contingent Life or Beneficiary (or such person's Representative) may be considered abandoned or escheatable property. In such case, Prudential will follow the laws applicable to the disposition of any such payment obligations. Any payments made to the state under such circumstances will relieve Prudential of all further obligations under this Contract with respect to such amounts.

2.6	Misstatements

With respect to Annuity Payments owed by Prudential, the parties shall endeavor between the Effective Date and the Expected Data Finalization Date to agree to an equitable adjustment of the Total Contribution Amount caused by misstatements of the age, sex, applicable Annuity Form, benefit amount or any other fact relevant to determining the amount of Annuity Payment owed to a Covered Life, Contingent Life (or, if applicable, Beneficiary) (as used in this Section, a “data misstatement”).

After the Expected Data Finalization Date, if the Annuity Exhibits (as updated through the Expected Data Finalization Date to reflect data reviews conducted between the Effective Date and the Expected Data Finalization Date) contain a data misstatement with respect to the date of birth, date of death, or sex of any Covered Life or Contingent Life (and of any Beneficiary, if applicable),

(I)
then Prudential will not have the right to reduce any Annuity Payment below the Annuity Payment calculated using the information concerning date of birth, date of death and sex contained in such updated Annuity Exhibits; and

(II)
then Prudential will not have the obligation to increase any Annuity Payment above the Annuity Payment calculated using the information concerning date of birth, date of death and sex contained in such updated Annuity Exhibits.

Notwithstanding the above, after the Annuity Commencement Date, determinations by Prudential under Provision II in connection with each of the following will reflect any corrections of date of birth or date of death of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), provided to and verified by Prudential after the Annuity Commencement Date: (1) a conversion from one Annuity Form to another Annuity Form, (2) an increase in the Covered Life Amount based on the attainment of a certain age and (3) a decrease in the Covered Life Amount based on the attainment of a certain age.

After the Expected Data Finalization Date, if the Annuity Exhibits (as updated through the Expected Data Finalization Date to reflect data reviews conducted between the Effective Date and the Expected Data Finalization Date) contain any data misstatement not relating to the date of birth, date of death, or sex of

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any Covered Life or Contingent Life (and of any Beneficiary, if applicable), then Prudential will adjust the Annuity Payment using the following process:

(a)
Prudential will determine the portion of the Total Contribution Amount allocated to such Covered Life, Contingent Life and/or Beneficiary. The Annuity Payment owed by Prudential in respect of such person(s) will be increased or decreased to equal the amount that could have been purchased for such person(s) using the premium paid for such person(s), assuming that such misstatement had not occurred. Also, Prudential will not change the date of the first monthly payment.

(i)
If the corrected Annuity Payment is less than the Annuity Payment calculated using the misstated information, then the Annuity Payment will be decreased to the amount calculated pursuant to subsection (a). Prudential may reduce future Annuity Payments further by amounts previously overpaid by Prudential to such person(s).

(ii)
If the corrected Annuity Payment is more than the Annuity Payment calculated using the misstated information, then the Annuity Payment will be increased to the amount calculated pursuant to subsection (a). Prudential will further pay the amount of the underpayments by Prudential in one of the next two Annuity Payments due with respect to such person.

(b)
In addition to changing the amount of Annuity Payments, the adjustments made pursuant to this Section may change other important terms of payment. For example, the Annuity Form for such person may change. The percentage of a Covered Life's Annuity Payment that is payable to a Contingent Life may change. Whether there is any Contingent Life entitled to receive an Annuity Payment may change. All adjustments made pursuant to this Section will be binding upon any person affected thereby.

2.7	Concerning Beneficiaries and Contingent Annuitants

A Covered Life (or, following the death of a Covered Life, a Contingent Life) may designate and re-designate a Beneficiary from time to time in such manner that is specified by Prudential and that is in accordance with such related Annuity Form. If there is no designated Beneficiary shown in Prudential's records when a payment is payable to a Beneficiary under the terms of this Contract, payment will be made to the Covered Life's spouse if living, otherwise to the estate of the last surviving recipient of the annuity payments or a Representative thereof.

If and to the extent provided in this Provision II, but subject to the conditions specified in this Provision II, a Covered Life may designate and re-designate another person as his or her Contingent Life without the consent of such Contingent Life.

The parties agree with each other that such designations and re-designations of Beneficiaries and Contingent Lives will meet the requirements of ERISA as applied to employee benefit plan participants in effect from time to time, and shall keep their records accordingly. Such designations or re-designations shall become effective, with respect to the designation of a Contingent Life, as provided in Sections 2.2 (“Definitions”) and Section 2.3 (“Annuity Forms”). Such designations or re-designations shall become effective, with respect to the designation of a Beneficiary, on the date when the Change in Beneficiary Form is signed by the Covered Life or Contingent Life; provided that no such Change in Beneficiary Form shall be effective with respect to any action taken by Prudential prior to the receipt of such form at Prudential's Office.

Prudential, in determining the existence, identity, ages, or any other facts relating to any relatives of any Covered Life (or Contingent Life) or any persons designated as Beneficiaries, either as a class or otherwise, may rely solely on any affidavit or other evidence deemed satisfactory by it.

During the period when it is maintaining such records, Prudential will furnish an acknowledgment to the Covered Life or Contingent Life of the acceptance of any such designation or re-designation.

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Any payment made by Prudential in reliance thereon will, to the extent of such payment, be a valid discharge of its obligation under this Contract.

2.8	Concerning Domestic Relations Orders

If after the Annuity Commencement Date an Annuity Payment is subject to a domestic relations order, no adjustments or payments to a Covered Life, Contingent Life or to any other alternate payee will become payable until (i) Prudential has so received any such domestic relations order, (ii) Prudential has so approved the domestic relations order, and (iii) Prudential has received a copy of the domestic relations order after it has been qualified or Prudential has so qualified the domestic relations order. Any such Annuity Payment adjustment will take effect when entered upon Prudential's records. The parties agree with each other that acceptable domestic relations orders shall meet the requirements of ERISA as applied to employee benefit plan participants in effect from time to time, and shall keep their records accordingly.

2.9	Substitute Payee

Prudential may discharge its obligation to a Covered Life, Contingent Life or Beneficiary hereunder by making payments to such person's Representative.

2.10	Certificates

Upon receipt of applicable regulatory approvals, Prudential will issue an annuity certificate with respect to each Covered Life (and, if receiving Annuity Payments on the date of issuance of annuity certificates, Contingent Life and Beneficiary). Each such certificate will set forth in substance the payments to which such Covered Life, Contingent Life and Beneficiary is entitled under this Contract. Also, Prudential may issue a substitute annuity certificate to correct errors contained in the previously issued certificate, whereupon the erroneously issued annuity certificate shall be null and void.

Each such certificate shall provide that only the Covered Life (and, as applicable, a Contingent Life and Beneficiary) has the right to Annuity Payments under this Contract, and that such right to Annuity Payments is enforceable by the certificate-holder solely against Prudential and against no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof. Each certificate shall describe the consequences of any data misstatements, including Prudential's rights and obligations relating to such data misstatements.

2.11	Reliance on Records; Correction of Errors

Until the Expected Data Finalization Date, Prudential will receive from the Plan or its agent the information which Prudential may reasonably require for the administration of this Contract. If Prudential does not receive all such information, Prudential will seek such information from the relevant Covered Life, Contingent Life or Beneficiary. Prudential may hold Annuity Payments if it lacks the information necessary to process such Annuity Payment or if processing such payment is contrary to applicable law.

Prudential will maintain the records necessary for its administration of this Contract. Such records will be prepared using the information furnished to it pursuant to this Contract and will constitute prima facie evidence as to the truth of the information recorded thereon. However, Prudential reserves the right to correct its records to eliminate erroneous information furnished to it and to reflect information it gathers reasonably believed by it to be reliable. Prudential may assume the accuracy of the records kept by or on behalf of the Plan in connection with Covered Lives, Contingent Lives and Beneficiaries. Any payment made by Prudential in reliance on such records shall be a valid discharge of its obligation under this Contract.

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2.12	[Deductions from Annuity Payments

A Covered Life (or a Contingent Life) may request in writing in a manner specified by Prudential that Prudential deduct a specified amount each month from the amounts payable by Prudential to such Covered Life (or Contingent Life) to be applied for payment of the annuitant's health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by Prudential of such a request, the amount specified in such request shall, subject to the consent of Prudential, be so deducted each month until receipt by Prudential of a request (in a manner specified by Prudential) from the Covered Life (or Contingent Life) that such deductions cease. The amount so deducted each month shall be transferred on behalf of such Covered Life (or Contingent Life) as specified in the request for such deductions in full settlement of all obligations of Prudential under this Contract with respect to the amount so transferred. Deductions by Prudential on behalf of a Covered Life (or a Contingent Life) will begin or cease, as the case may be, no earlier than the Annuity Payment that is due at least 30 days following Prudential's receipt of such request to begin or cease deductions for that Covered Life (or Contingent Life).]D

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Provision IIIGeneral Terms

3.1	Communications

All communications to Prudential regarding this Contract shall be addressed to Prudential's Office.

Communications to Contract-Holder will be addressed as shown in our records, as updated from time to time on Prudential's records based on notice provided by the Contract-Holder to Prudential.

All communications to Contract-Holder or Prudential will be in writing.

3.2	Currency; Payments

All moneys, whether payable to or by Prudential, shall be in lawful money of the United States of America. Dollars and cents refer to lawful currency of the United States of America. Payments owed to Prudential or to Contract-Holder shall be made pursuant to agreed procedures and wire instructions.

3.3	Contract-Holder

Prudential will be entitled to rely on any action taken or omitted by or on behalf of Contract-Holder pursuant to the terms of this Contract and shall not be required to obtain consents of any other person or organization with an interest in the Plan, except as provided in Section 1.9 (“Persons Entitled to Enforce this Contract against Prudential”). Until the Expected Data Finalization Date, Prudential is entitled to rely on the Contract-Holder (or its representative) in connection with Prudential's administration of this Contract. If the Contract-Holder notifies Prudential that it will cease to exist or cease to perform the duties of the Contract-Holder hereunder and no successor Contract-Holder is appointed by the Contract-Holder, the Contract-Holder will thereafter have no rights or obligations under this Contract, provided, however, that this Contract nevertheless shall remain irrevocable and in full force and effect in accordance with its terms, and not subject to amendment or modification except as otherwise provided herein, it being acknowledged and understood that the intended third-party beneficiary rights of each Covered Life, Contingent Life and Beneficiary hereunder shall survive until the date on which there ceases to be any further Annuity Payments payable in accordance with the terms of this Contract.

3.4	No Implied Waiver

Except as expressly provided herein, any party's failure to insist in any one or more instances upon strict performance by any other party of any of the terms of this Contract shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

3.5	Changes

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, Prudential may change this Contract, including the terms of Provision II and the certificates issued hereunder, without the consent of any Covered Life, Contingent Life or Beneficiary solely to, and only as strictly necessary to, satisfy such requirements.

In addition, this Contract may be changed at any time or times by agreement between Prudential and Contract-Holder; provided that any such agreement not related to a data misstatement that changes the amount of the Annuity Payment owed to a Covered Life, Contingent Life or Beneficiary will require the consent of such person. If the Contract-Holder ceases to exist and no successor Contract-Holder is appointed, this Contract may not be changed at any time by Prudential except as provided in this Section.

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3.6	Entire Contract - Construction

This Contract constitutes the entire agreement between Contract-Holder and Prudential solely with respect to the Annuity Payments owed to each Covered Life, Contingent Life and Beneficiary under this Contract, and supersedes all prior agreements and understandings, both oral and written, between Contract-Holder and Prudential solely with respect to such Annuity Payments.

This Contract will be construed according to the laws of the jurisdiction set forth on the Cover Page without regard to the principles of conflicts of laws thereof except to the extent that those laws have been preempted by the laws of the United States of America.

3.7	Third Party Beneficiaries:

Except as expressly set forth in Section 1.9 (“Persons Entitled to Enforce this Contract against Prudential”) and in the definitions of “Covered Life,” “Contingent Life,” “Beneficiary,” this Contract does not and is not intended to confer any rights or remedies upon any person other than Contract-Holder and Prudential and their respective successors and permitted assigns.

Date: [MM DD, YYYY]E

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Transferred Assets Exhibit

[Listing and Reconciliation of Assets Transferred and Retained in Respect of Total Contribution Amount and Adjusted Contribution Amounts Owed]I

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[ ANNUITY EXHIBIT
GA-XXXX
Vita
Annuitants
Spousal Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Contingent Life	Contingent Life Social Security Number	Contingent Life Sex	Contingent Life Date of Birth

John Doe	123-45-6789	M	10/1/1950	8/1/2007	Jane Doe	987-65-4321	F	10/1/1955

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					Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)		Pop-Up Rider Eligibility (Y/N)
Pre 62+1 Pension Amount	Post 62+1 Pension Amount	Contingent Life Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Covered Life	Contingent Life	Pop-Up

$1,000.00	$1,000.00	$500.00		$300.00	N	N	Y	Y	Y

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Refund Rider Eligibility (Y/N)	Conversion Option Eligibility Indicators (Y/N)					Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount
Refund Death Benefit	Disabled Age 55	General	Pop-Up Amount	Part A Basic Amount	Pre 1985 Death Benefit Percentage	Covered Life	Contingent Life	Covered Life	Contingent Life

Y	N	Y	$40.00	$752.00		$10.00	$5.00	$150.00	$75.00

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Total Plan Refund Death Benefit	Disability Temporary Amount	Disability Age 55 Pre 62+1 Pension Amount	Disability Age 55 Post 62+1 Pension Amount	Vested Terminated
$4,000.00				Y	]

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Appendix 1.1-B
AMENDMENT ("Amendment")
OF
ARTICLE P OF GROUP ANNUITY CONTRACT NO. GA-300

WHEREAS:

1. The Contract-Holder and Prudential entered into the Contract effective as of [MM DD, 2012] (the
“Effective Date”) [and amended on _____________] (the “Contract”)

2. Prudential has acknowledged receipt of cash, securities and other non-cash assets as payment of the Adjusted Contribution Amount specified on the Cover Page of the Contract. Each such non-
cash asset (together with the cash paid) is shown on the Transferred Assets Exhibit(s) attached to the Contract. In addition, Annuity Exhibit(s) are attached to the Contract which set forth the payments owed by Prudential under the Contract.

3. It is the desire of Contract-Holder and Prudential to amend the Contract to reflect corrections and/or updates to the Total Contribution Amount, the Adjusted Contribution Amount, the
Transferred Assets Exhibit(s) and/or the Annuity Exhibit(s).

THEREFORE, PRUDENTIAL AND THE CONTRACT-HOLDER AGREE AS FOLLOWS:
[1.] Prudential and Contract-Holder agree that the [Cover Page] [the Transferred Assets Exhibit] [and the Annuity Exhibits] as constituted immediately prior to this amendment are hereby replaced by the attached [Cover Page], [Transferred Assets Exhibits] [and Annuity Exhibits].

[2.] [[As specified in the amended Cover Page and Transferred Assets Exhibits, on the Amendment
Date] Prudential shall promptly transfer to the Contract-Holder (or an entity designated by it) any non-cash assets (together with any cash) shown as owing to Contract-Holder as an Adjusted
Contribution Amount.]

[*****]

[3.] [The following paragraph shall be added as the second-to-last paragraph of Section 1.2 of the
Contract:
    [*****]

[4.] [The following paragraph shall be added as the last paragraph of section 1.2 of the Contract:

[*****]

GAA-300P-True-Up

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[5.]
[*****]

[6.] After giving effect to this Amendment, references in the Contract to “Contract” shall mean the
Contract as amended by this Amendment [and references to the “Transferred Assets Exhibit”
shall mean the Transferred Assets Exhibit attached to this Amendment] [and references to the
“Annuity Exhibit” shall mean the Annuity Exhibit attached to this Amendment] [and references to “Cover Page” shall mean the Cover Page attached to this Amendment.]

[NAME OF TUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust By: _________________________________ Title:] Date:_________________________________	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: _________________________ Title: Date:________________________

GAA-300P-True-Up

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THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A

[Name of Plan: ] A	[Vita Retirement Program for Salaried Employees]A

Group Annuity Contract Number:	[Amended and Restated Article P of Group Annuity Contract GA-300] A

Form of Annuity:	Window Single Life Annuity

Annuity Riders:	[Refund Death Benefit Rider None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

[Total Plan Death Benefit:]A	[$XXX.XX] A

[Pre 1985 Death Benefit Percentage:] A	[XX.XX%] A

[Beneficiary(ies): ] A	[Names(s)/As shown on Prudential's records] A [Share(s)] A

[Pre-1985 Part B Primary Amount: ] A	[$XXX.XX] A

[Post-1985 Part B Primary Amount:] A	[$XXX.XX] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

OCC-RL300-WindowSingleLife                                    Window Single Life Annuity

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Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Window Single Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Refund Death Benefit Rider

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C) where:

(A) is the Total Plan Refund Death Benefit (as specified in the Table of Information) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Table of Information) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Table of Information),
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Table of Information) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

“Covered Life Amount” means an amount that is specified in the Table of Information.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

OCC-RL300-WindowSingleLife                    2            Window Single Life Annuity

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We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.
[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount

OCC-RL300-WindowSingleLife                    3            Window Single Life Annuity

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owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

OCC-RL300-WindowSingleLife                    4            Window Single Life Annuity

CONFIDENTIAL

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

OCC-RL300-WindowSingleLife                    5            Window Single Life Annuity

CONFIDENTIAL

INDEX:

OCC-RL300-WindowSingleLife                    6            Window Single Life Annuity

CONFIDENTIAL

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

CONFIDENTIAL

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A

[Name of Plan: ] A	[Vita Retirement Program for Salaried Employees]A

Group Annuity Contract Number:	[Amended and Restated Article P of Group Annuity Contract GA-300] A

Form of Annuity:	Window Spousal Joint and Survivor Life Annuity

Annuity Riders:	[Refund Death Benefit Rider None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

[Contingent Life: ] A	[Contingent Life Name] A

[Contingent Life's Sex and Date of Birth: ]A	[Male/Female, Date] A

[Contingent Life Amount: ]A	[$XXX.XX] A

[Total Plan Refund Death Benefit:] A	[$XXX.XX] A

[Pre 1985 Death Benefit Percentage:] A	[XX.XX%] A

[Beneficiary(ies): ] A	[Names(s)/As shown on Prudential's records] A [Share(s)] A

[Pre-1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post-1985 Covered Life Part B Primary Amount] A	[$XXX.XX] A

[Pre-1985 Contingent Life Part B Primary Amount] A	[$XXX.XX] A

[Post-1985 Contingent Life Part B Primary Amount] A	[$XXX.XX] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

OCC-RL300-WindowJ&S                      2            Window Spousal J&S Life Annuity

CONFIDENTIAL

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to you under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Window Spousal Joint and Survivor Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Refund Death Benefit Rider

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Table of Information) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly payments on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:

(A) is the Total Plan Refund Death Benefit (as specified in the Table of Information) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
    (i) is the Pre 1985 Part B Primary Amount (as specified in the Table of Information) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Table of Information),
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Table of Information) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

“Covered Life Amount” means an amount that is specified in the Table of Information.

“Contingent Life Amount” means an amount that is specified in the Table of Information.

OCC-RL300-WindowJ&S                      3            Window Spousal J&S Life Annuity

CONFIDENTIAL

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.
[Beneficiaries:

You may change Beneficiaries as described below. After you die, the Contingent Life may change Beneficiaries as described below. You may tell us on the Beneficiary Form to disregard Beneficiary changes made by the Contingent life after your death. If you do not, we will honor those changes.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you (or your Contingent Life) sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you (or where applicable, your Contingent Life) ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

OCC-RL300-WindowJ&S                      4            Window Spousal J&S Life Annuity

CONFIDENTIAL

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. The percentage of your annuity payment that is payable to the Contingent Life may change. Whether there is any Contingent Life entitled to receive an annuity payment may change. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we

OCC-RL300-WindowJ&S                      5            Window Spousal J&S Life Annuity

CONFIDENTIAL

will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

OCC-RL300-WindowJ&S                      6            Window Spousal J&S Life Annuity

CONFIDENTIAL

INDEX:

OCC-RL300-WindowJ&S                      7            Window Spousal J&S Life Annuity

CONFIDENTIAL

THE PRUDENTIALINSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A

[Name of Plan: ] A	[Vita Retirement Program for Salaried Employees Retirement Plan]A

Group Annuity Contract Number:	[Amended and Restated Article P of Group Annuity ContractGA-300] A

Form of Annuity:	Spousal Joint and Survivor Life Annuity

Annuity Riders:	[Special Benefit Rider Level Benefit Rider Pop-Up Rider Refund Death Benefit Rider None] A

Conversion Options:	[General Conversion Option Disabled Age 55 Conversion Option None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

[Covered Life Amount: ] A	[See “Payment Terms” Provision ] A

[Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Pop-Up Amount:] A	[$XXX.XX] A

OCC-RL300-SpousalJ&S                                  Spousal Joint and Survivor Life Annuity

CONFIDENTIAL

[Contingent Life: ] A	[Contingent Life Name] A

[Contingent Life's Sex and Date of Birth: ] A	[Male/Female, Date] A

[Contingent Life Amount: ] A	[$XXX.XX] A

[Contingent Life Special Benefit Rider Eligibility] A	[Yes/No] A

[Contingent Life Level Benefit Rider Eligibility] A	[Yes/No] A

[Total Plan Refund Death Benefit: ] A	[$XXX.XX] A

[Pre 1985 Death Benefit Percentage:] A	[XX.XX%] A

[Beneficiary(ies): ] A	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[Part A Basic Amount: ] A	[$XXX.XX] A

[Pre 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Pre 1985 Contingent Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Contingent Life Part B Primary Amount: ] A	[$XXX.XX] A

[Disability Temporary Amount:] A	[$XXX.XX] A

[Disability Age 55 Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Disability Age 55 Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Special Benefit Amount] A	[$XXX.XX] A

[Level Benefit Amount] A	[$XXX.XX subject to stated limitations] A

[Retired from Vested Terminated Status?]A	[Yes/No]A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

OCC-RL300-SpousalJ&S                 2              Spousal Joint and Survivor Life Annuity

CONFIDENTIAL

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Spousal Joint and Survivor Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Special Benefit Rider
Level Benefit Rider
Pop-Up Rider
Refund Death Benefit Rider
and

together with any of the following Option(s) if specified in the Table of Information:

General Conversion Option
Disabled Age 55 Conversion Option

If the Table of Information specifies that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your “Covered Life Amount”. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Table of Information) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly payments on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C) where:

OCC-RL300-SpousalJ&S                 3              Spousal Joint and Survivor Life Annuity

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(A) is the Total Plan Refund Death Benefit (as specified in the Table of Information) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Table of Information) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Table of Information),
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Table of Information) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

The following amounts, names, or values apply to your Spousal Joint and Survivor Life Annuity:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”). 62+1 means the first of the month coincident with or next following the date that the Covered Life turns age 62 and one month. However, a Covered Life who is born on the second day of the month will be treated as if he or she were born on the first day of such month.

•	If you are younger than 62+1, the Covered Life Amount equals the “Pre 62+1 Pension Amount” specified in the Table of Information.

•	If you are older than 62+1, the Covered Life Amount equals the “Post 62+1 Pension Amount” specified in the Table of Information.

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information. During your lifetime, we do not owe your Contingent Life any benefits under the Special Benefit Rider. If your Contingent Life has a Special Benefit rider, we only owe the related payments after you die.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Table of Information. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. If your Contingent Life has a Level Benefit rider, we only owe the related payments after you die.

If you have a Pop-Up Rider, and if your Contingent Life dies after the Annuity Commencement Date and before you die, then we will increase the “Covered Life Amount.” You must first provide us acceptable evidence that such Contingent Life died. We will pay the increase starting in the month following the month of your Contingent Life's death. The amount of the increase will equal the Pop-Up Amount specified for you in the Table of Information. If the age of you or your Contingent Life as shown on the Table of Information is misstated, then we will re-calculate the Pop-Up Amount. The corrected Pop-Up Amount will equal the Part A Basic Amount specified for such person in the Table of Information multiplied by the General Pop-Up Increase Factor. The Spousal Joint and Survivor Life Annuity Pop-Up Increase Factor will be determined in accordance with the Contract.

If your Covered Life Amount is increased due to the death of your spousal Contingent Life, the Part A Basic Amount portion of your Annuity will convert to a Single Life Annuity. You may later convert that Single Life Annuity into a Spousal Joint and Survivor Life Annuity if (i) you meet all of the following Post-Retirement Marriage Conversion Option conditions and (ii) you are not shown on the Table of Information as someone who retired from Vested Terminated status:

(A) You became married for the first time, or became re-married, after [June 30, 2011] E, and

(B) You exercise this option within 18-months after such marriage or re-marriage, and

(C) You supply us with evidence of such marriage or re-marriage.

If a portion of your Pre 62+1 Covered Life Amount is attributable to a “Disability Temporary Amount” as specified in the Table of Information, then the following applies. You may be eligible to receive social security disability benefits from the Federal

OCC-RL300-SpousalJ&S                 4              Spousal Joint and Survivor Life Annuity

CONFIDENTIAL

Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

“Contingent Life Amount” means an amount that is specified in the Table of Information.

If your Contingent Life has a Special Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before such 65th birthday. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information.

If your Contingent Life has a Level Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life or the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before such 65th birthday. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Table of Information.

Terms relating to Conversion Conditions. If no Conversion Options are identified for you on the Table of Information, then the following Conversion Conditions do not apply to you. If the Table of Information shows that Conversion Options apply, then the following Conversion Conditions apply to you.

“Conversion Conditions” means the following:

(i) With respect to Disabled Age 55 Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “Disabled Age 55” Conversion Option, and

(B) you demonstrate that your age is 55 years

(ii) With respect to the General Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “General” Conversion Option, then you must demonstrate that you meet one of the following conditions before you can exercise the option:

(B) if your Annuity Form is the Spousal Joint and Survivor Life Annuity or the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life and if you became divorced after your Original Retirement Date (as specified on the Table of Information), then you can exercise the option if you comply with the following conditions. You must provide us with a qualified domestic relations order (QDRO) in a form acceptable to us. It must provide either that (1) such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die or (2) such Contingent Life is entitled to a reduced portion of the Contingent Life Amount when you die.

(C) if your Annuity Form is the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life, then you can exercise the option if you comply with the following conditions. You must provide us with notarized consent of your Contingent Life on a form acceptable to us. It must provide that such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die. If we request, you must provide us with satisfactory proof of the good health of your Contingent Life before the option may be exercised.

(D) if your Annuity Form is the Contingent Joint and Survivor Life Annuity, and if your Contingent Life is not your spouse, you can exercise this option by providing written direction on a form acceptable to us. No waiver from your Contingent Life is required. If we request, you must provide us with satisfactory proof of the good health of the Contingent Life before the option may be exercised.

Note that this option is limited to the situations described above.

OCC-RL300-SpousalJ&S                 5              Spousal Joint and Survivor Life Annuity

CONFIDENTIAL

If your Annuity Form is the Spousal Joint and Survivor Life Annuity and if you have not been divorced from your Contingent Life since your Original Retirement Date, you cannot exercise this option.

If you exercise the General Conversion Option and convert your Annuity Form to a Single Life Annuity, then the Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die. You may later convert your Single Life Annuity into a Spousal Joint and Survivor Life Annuity if (i) you meet all of the following Post-Retirement Marriage Conversion Option Conditions (A), (B) and (C) and (ii) you are not shown on the Table of Information as someone who retired from Vested Terminated status:

(A) You became married for the first time, or became re-married, after [June 30, 2011] E, and

(B) You exercise this option within 18-months after such marriage or re-marriage, and

(C) You supply us with evidence of such marriage or re-marriage.

If you exercise the General Conversion Option and retain your Annuity Form, then the Contingent Life will be entitled to a reduced portion of the Contingent Life Amount after you die as provided under the QDRO. You may later exercise the Post-Retirement Marriage Conversion Option if you meet the above Post-Retirement Marriage Conversion Option Conversion Conditions (A), (B) and (C), and (ii) you are not shown on the Table of Information as someone who retired from Vested Terminated status. However, the Contingent Life Amount payable after your death to your new spouse will be offset by the Contingent Life Amount payable to your former spouse.

“Conversion Options” means, if the “Disabled Age 55 Conversion Option,” and/or the “General Conversion Option,” is specified in the Table of Information as applicable to you, and if such option is attached to an Annuity Form eligible for such option, the following options may convert the benefit from one Annuity Form to another Annuity Form. A Conversion Option cannot be exercised by a Contingent Life or a Beneficiary.

(i)“Disabled Age 55 Conversion Option” means, if you are specified in the Table of Information as having a “Disabled Age 55” Conversion Option (because such person retired from the Plan under a disability retirement prior to age 55) and also as receiving a distribution of one of the following Annuity Forms:

Single Life Annuity
Spousal Joint and Survivor Annuity

then such option is available to such Covered Life (“you” or “your”).

When you reach age 55, you may exercise this option to convert your current Annuity Form. Before your option exercise can become effective, you must satisfy the applicable Conversion Conditions. You can select your new Annuity Form from the following list. However, if you are married at the time you exercise this option, we will automatically convert your Annuity Form into a Spousal Joint and Survivor Annuity absent a qualified election.

Single Life Annuity: If you elect this Annuity Form, the pre-62+1 Pension Amount payable to you will equal the sum of two numbers. The first number equals your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number equals your Disability Temporary Amount (if specified on the Table of Information) where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal your Disability Age 55 Post 62+1 Pension Amount (as specified in the Table of Information).

Spousal Joint and Survivor Life Annuity: If at the time of your disability, you were married and elected a Contingent Joint and Survivor Life Annuity you are not eligible to make this election at age 55. If you elect this Annuity Form, your pre-62+1 Pension Amount will equal the product obtained by multiplying two numbers and then adding a third number. The first number is your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor. The third number is any Disability Temporary Amount specified for you on the Table of Information where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal the product obtained by multiplying two numbers. The first number is your Disability Age 55 Post 62+1 Pension Amount. The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor as determined in accordance with the Contract.

OCC-RL300-SpousalJ&S                 6              Spousal Joint and Survivor Life Annuity

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The amount we will pay your spousal Contingent Life will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you pursuant to the foregoing paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Table of Information or in our records: (1) 65% for an Original Retirement Date on/after October 1, 1999, (2) 60 % for an Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for an Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for an Original Retirement Date prior to September 1, 1964.

(ii) “General Conversion Option” means, if you are shown in the Table of Information as having a “General” Conversion Option and also as receiving a distribution of one of the following Annuity Forms:

Spousal Joint and Survivor Annuity
Contingent Joint and Survivor Life Annuity

then such option is available to the Covered Life (“you” or “your”).

The option allows you to either (1) convert your Annuity Form into a Single Life Annuity Form or (2) retain your Annuity Form and provide for payment to your Contingent Life of the reduced amount provided under a QDRO. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. You must also notify us using a form provided by us.

If you exercise the option to convert your Annuity Form into a Single Life Annuity Form, we will not owe any money to your Contingent Life after you die. Instead, we will increase the Covered Life Amount payable to you. The amount of the increase will equal the Pop-Up Amount in the Table of Information. If the Annuity Form is a Contingent Joint and Survivor Life Annuity, the amount of the increase will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Table of Information. The second number is the Continent Joint and Survivor Life Annuity Pop-Up Increase Factor determined under the Contract. We will start paying the increased amount on the first day of the month after the exercise of your option becomes effective.

If you exercise the option to retain your Annuity Form and provide for payment to your Contingent Life of a reduced amount as provided under a QDRO, we will not increase the Covered Life Amount payable to you. If you later exercise the Post-Retirement Marriage Conversion Option under the previously described Conversion Conditions (A), (B) and (C), the Contingent Life Amount payable after your death to your new spouse will be offset by the Contingent Life Amount payable to your former spouse.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

OCC-RL300-SpousalJ&S                 7              Spousal Joint and Survivor Life Annuity

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All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[ Beneficiaries:

You may change Beneficiaries as described below. After you die, the Contingent Life may change Beneficiaries as described below. You may tell us on the Beneficiary Form to disregard Beneficiary changes made by the Contingent Life after your death. If you do not, we will honor those changes.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you (or your Contingent Life) sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you (or where applicable, your Contingent life) ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. The percentage of your annuity payment that is

OCC-RL300-SpousalJ&S                 8              Spousal Joint and Survivor Life Annuity

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payable to the Contingent Life may change. Whether there is any Contingent Life entitled to receive an annuity payment may change. All adjustments made pursuant to this section will be binding upon the Payee.

Notwithstanding the above, after the Annuity Commencement Date, determinations by us under the Contract in connection with each of the following will reflect any corrections of date of birth or date of death of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), provided to and verified by Prudential after the Annuity Commencement Date: (1) a conversion from one Annuity Form to another Annuity Form, (2) an increase in the Covered Life Amount based on attainment of a certain age and (3) a decrease in the Covered Life Amount based on attainment of a certain age.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America

OCC-RL300-SpousalJ&S                 9              Spousal Joint and Survivor Life Annuity

CONFIDENTIAL

[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

OCC-RL300-SpousalJ&S                 10              Spousal Joint and Survivor Life Annuity

CONFIDENTIAL

INDEX:

OCC-RL300-SpousalJ&S                 11              Spousal Joint and Survivor Life Annuity

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THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A

[Name of Plan: ] A	[Vita Retirement Program for Salaried Employees]A

Group Annuity Contract Number:	[Amended and Restated Article P of Group Annuity Contract GA-300] A

Form of Annuity:	Single Life Annuity

Annuity Riders:	[Special Benefit Rider Level Benefit Rider Refund Death Benefit Rider None] A

Conversion Options:	[Post-Retirement Marriage Conversion Option Disabled Age 55 Conversion Option None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

[Covered Life Amount: ] A	[See “Payment Terms” Provision ] A

[Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Total Plan Refund Death Benefit: ] A	[$XXX.XX] A

[Pre 1985 Death Benefit Percentage:] A	[XX.XX%] A

OCC-RL300-SingleLife                                     Single Life Annuity

CONFIDENTIAL

[Beneficiary(ies): ] A	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[Part A Basic Amount: ] A	[$XXX.XX] A

[Pre 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Contingent Life: ] A	[Contingent Life Name] A

[Contingent Life's Sex and Date of Birth: ] A	[Male/Female, Date] A

[Contingent Life Level Benefit Rider Eligibility] A	[Yes/No] A

[Disability Temporary Amount] A	[$XXX.XX] A

[Disability Age 55 Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Disability Age 55 Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Special Benefit Amount] A	[$XXX.XX] A

[Level Benefit Amount] A	[$XXX.XX subject to stated limitations] A

[Retired from Vested Terminated Status?]A	[Yes/No]A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

OCC-RL300-SingleLife                    2                 Single Life Annuity

CONFIDENTIAL

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Single Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Special Benefit Rider
Level Benefit Rider
Refund Death Benefit Rider
and

together with any of the following Option(s) if specified in the Table of Information:

Post-Retirement Marriage Conversion Option
Disabled Age 55 Conversion Option

If the Table of Information specifies that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your “Covered Life Amount”. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:
(A) is the Total Plan Refund Death Benefit (as specified in the Table of Information) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Table of Information) multiplied by three.
(ii) is the Post 1985 Part B Primary Amount (as specified in the Table of Information),
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Table of Information) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

The following amounts, names, or values apply to your Single Life Annuity:

OCC-RL300-SingleLife                    3                 Single Life Annuity

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“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”). 62+1 means the first of the month coincident with or next following the date that the Covered Life turns age 62 and one month. However, a Covered Life who is born on the second day of the month will be treated as if he or she were born on the first day of such month.

•	If you are younger than 62+1, the Covered Life Amount equals the “Pre 62+1 Pension Amount” specified in the Table of Information.

•	If you are older than 62+1, the Covered Life Amount equals the “Post 62+1 Pension Amount” specified in the Table of Information.

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Table of Information.

The Table of Information may specify that there is a Contingent Life corresponding to you and that the Contingent Life is eligible for a Level Benefit Rider. If so, after you die, we may owe additional monthly payments. We will owe additional monthly payments if and when two conditions are met. The Contingent Life must be alive when you die. The Contingent Life must be older than sixty-five (65) years. If such conditions are met we will pay the first payment on the first day of the month following your death. Later monthly payments will be made on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will be the amount specified as the “Level Benefit Amount” in the Table of Information.

If a portion of your Pre 62+1 Covered Life Amount is attributable to a “Disability Temporary Amount” as specified in the Table of Information, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

Terms relating to Conversion Conditions. If no Conversion Options are identified for you on the Table of Information, then the following Conversion Conditions do not apply to you. If the Table of Information shows that Conversion Options apply, then the following Conversion Conditions apply to you.

“Conversion Conditions” means the following:

(i) With respect to Disabled Age 55 Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “Disabled Age 55” Conversion Option, and

(B) you demonstrate that your age is 55 years.

(ii) With respect to the Post-Retirement Marriage Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “Post-Retirement Marriage” Conversion Option, and

(B) You became married for the first time, or became re-married, after [June 30, 2011] E, and

OCC-RL300-SingleLife                    4                 Single Life Annuity

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(C) You exercise this option within 18-months after such marriage or re-marriage, and

(D) You supply us with evidence of such marriage or re-marriage.

If you exercise the Post-Retirement Marriage Conversion Option and convert your Part A Basic Amount of your monthly payment into a Spousal Joint and Survivor Life Annuity, you may later convert your Spousal Joint and Survivor Life Annuity into a Single Life Annuity if you (i) meet Conversion Condition (B) described above and (ii) you are not shown on the Annuity Exhibits as someone who retired from Vested Terminated status.

“Conversion Options” means, if the “Disabled Age 55 Conversion Option,” and/or the “Post-Retirement Marriage Conversion Option,” is specified in the Table of Information as applicable to you, and if such option is attached to an Annuity Form eligible for such option, the following options may convert the benefit from one Annuity Form to another Annuity Form. A Conversion Option cannot be exercised by a Contingent Life or a Beneficiary.

(i)“Disabled Age 55 Conversion Option” means, if you are specified in the Table of Information as having a “Disabled Age 55” Conversion Option (because such person retired from the Plan under a disability retirement prior to age 55) and also as receiving a distribution of one of the following Annuity Forms:

Single Life Annuity
Spousal Joint and Survivor Annuity

then such option is available to such Covered Life (“you” or “your”).

When you reach age 55, you may exercise this option to convert your current Annuity Form. Before your option exercise can become effective, you must satisfy the applicable Conversion Conditions. You can select your new Annuity Form from the following list. However, if you are married at the time you exercise this option, we will automatically convert your Annuity Form into a Spousal Joint and Survivor Annuity absent a qualified election.

Single Life Annuity: If you elect this Annuity Form, the pre-62+1 Pension Amount payable to you will equal the sum of two numbers. The first number equals your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number equals your Disability Temporary Amount (if specified on the Table of Information) where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal your Disability Age 55 Post 62+1 Pension Amount (as specified in the Table of Information).

Spousal Joint and Survivor Life Annuity: If at the time of your disability, you were married and elected a Contingent Joint and Survivor Life Annuity you are not eligible to make this election at age 55. If you elect this Annuity Form, your pre-62+1 Pension Amount will equal the product obtained by multiplying two numbers and then adding a third number. The first number is your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor. The third number is any Disability Temporary Amount specified for you on the Table of Information where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal the product obtained by multiplying two numbers. The first number is your Disability Age 55 Post 62+1 Pension Amount. The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor.
The amount we will pay your spousal Contingent Life will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you pursuant to the foregoing paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Table of Information or in our records: (1) 65% for an Original Retirement Date on/after October 1, 1999, (2) 60 % for an Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for an Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for an Original Retirement Date prior to September 1, 1964.

(ii) “Post-Retirement Marriage Conversion Option” means, if a Covered Life is specified in the Table of Information as having a “Post-Retirement Marriage” Conversion Option and also as receiving a distribution of the following Annuity Form:

Single Life Annuity

then such option is available to the Covered Life (“you” or “your”).

The option allows you to convert a portion of your monthly payment under a Single Life Annuity into a Spousal Joint and Survivor Annuity Form. Before your option exercise can become effective, you must meet the applicable Conversion

OCC-RL300-SingleLife                    5                 Single Life Annuity

CONFIDENTIAL

Conditions. Also, you must notify us using a form provided by us. The effective date of the conversion is the first day of the month after the conversion is effective, but not sooner than the one-year anniversary of your marriage or re-marriage, and in any event before the 18-month anniversary of the marriage or re-marriage.

Only Part A Basic Amount (as specified in the Table of Information) may be converted. On the effective date of the conversion, we will reduce the Covered Life Amount. The amount of the reduction will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Table of Information. The second number is the Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor. After the effective date of the conversion, and after you die, we will owe your spouse additional monthly payments. To receive such payments, your spouse must be alive when you die. We will pay the first payment on the first day of the month following your death. We will pay the last payment on the first day of the month in which such spouse dies.

The amount we will pay such spouse will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you, as reduced pursuant to the preceding paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Table of Information or in our records: (1) 65% for a Original Retirement Date on/after October 1, 1999, (2) 60% for a Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for a Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50% for a Original Retirement Date prior to September 1, 1964.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether. ] D

Assignment:

OCC-RL300-SingleLife                    6                 Single Life Annuity

CONFIDENTIAL

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. Whether there is any Contingent Life entitled to receive an annuity payment may change. All adjustments made pursuant to this section will be binding upon the Payee.

Notwithstanding the above, after the Annuity Commencement Date, determinations by us under the Contract in connection with each of the following will reflect any corrections of date of birth or date of death of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), provided to and verified by us after the Annuity Commencement Date: (1) a conversion from one Annuity Form to another Annuity Form, (2) an increase in the Covered Life Amount based on attainment of a certain age and (3) a decrease in the Covered Life Amount based on attainment of a certain age.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

OCC-RL300-SingleLife                    7                 Single Life Annuity

CONFIDENTIAL

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no

OCC-RL300-SingleLife                    8                 Single Life Annuity

CONFIDENTIAL

earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

OCC-RL300-SingleLife                    9                 Single Life Annuity

CONFIDENTIAL

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A

[Name of Plan: ] A	[Vita Retirement Program for Salaried Employees]A

Group Annuity Contract Number:	[Amended and Restated Article P of Group Annuity Contract GA-300] A

Form of Annuity:	Period Certain Annuity

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

Guaranteed Number of Payments	[#] A

Beneficiary(ies):	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

OCC-RL300-PeriodCertain                                        Period Certain Annuity

CONFIDENTIAL

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Period Certain Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section.

General Payment Terms

We will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. The total number of monthly payments will equal the Guaranteed Number of Payments specified for you in the Table of Information. Once such Guaranteed Number of Payments has been paid, no further payments are due.

If you die after the Annuity Commencement Date, we will determine the number of monthly payments we made to you after the Annuity Commencement Date. If the number payment made is less than such Guaranteed Number of Payments, then we will pay the Covered Life Amount to the designated Beneficiary for your Annuity Form. These payments to such Beneficiary will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Table of Information.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

OCC-RL300-PeriodCertain                 2                      Period Certain Annuity

CONFIDENTIAL

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

OCC-RL300-PeriodCertain                 3                      Period Certain Annuity

CONFIDENTIAL

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where legally required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

OCC-RL300-PeriodCertain                 4                      Period Certain Annuity

CONFIDENTIAL

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

OCC-RL300-PeriodCertain                 5                      Period Certain Annuity

CONFIDENTIAL

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A

[Name of Plan: ] A	[Vita Retirement Program for Salaried Employees]A

Group Annuity Contract Number:	[Amended and Restated Article P of Group Annuity Contract GA-300] A

Form of Annuity:	Single Life and Period Certain Annuity

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

Guaranteed Number of Payments	[#] A

Beneficiary(ies):	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

CONFIDENTIAL

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Single Life and Period Certain Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section.

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will make subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

We will then compare the number of monthly payments we make to you after the Annuity Commencement Date to the Guaranteed Number of Payments specified for you in the Table of Information. If the number of monthly payments is less than such guaranteed number, we will make additional payments to the designated Beneficiary for your Annuity Form. These payments will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Table of Information.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

OCC-RL300-LifePeriodCertain                    2         Single Life and Period Certain Annuity

CONFIDENTIAL

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

OCC-RL300-LifePeriodCertain                    3         Single Life and Period Certain Annuity

CONFIDENTIAL

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon

OCC-RL300-LifePeriodCertain                    4         Single Life and Period Certain Annuity

CONFIDENTIAL

receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

OCC-RL300-LifePeriodCertain                    5         Single Life and Period Certain Annuity

CONFIDENTIAL

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Employes Pension Trust, a New York trust]A

[Name of Plan: ] A	[Vita Retirement Program for Salaried Employees]A

Group Annuity Contract Number:	[Amended and Restated Article P of Group Annuity Contract GA-300] A

Form of Annuity:	Contingent Joint and Survivor Life Annuity

Annuity Riders:	[Special Benefit Rider Level Benefit Rider Refund Death Benefit Rider None] A

Conversion Options:	[General Conversion Option None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

[Covered Life Amount: ] A	[See “Payment Terms” Provision ] A

[Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Pop-Up Amount] A	[$XXX.XX] A

[Contingent Life: ] A	[Contingent Life Name] A

OCC-RL300-ContingentJ&S                                  Contingent Joint and Survivor Life Annuity

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[Contingent Life's Sex and Date of Birth: ] A	[Male/Female, Date] A

[Contingent Life Amount: ] A	[$XXX.XX] A

[Contingent Life Special Benefit Rider] A Eligibility] A	[Yes/No] A

[Contingent Life Level Benefit Rider Eligibility] A	[Yes/No] A

[Total Plan Refund Death Benefit: ] A	[$XXX.XX] A

[Pre 1985 Death Benefit Percentage:] A	[XX.XX%] A

[Beneficiary(ies): ] A	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[Part A Basic Amount: ] A	[$XXX.XX] A

[Pre 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Pre 1985 Contingent Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Contingent Life Part B Primary Amount: ] A	[$XXX.XX] A

[Disability Temporary Amount:] A	[$XXX.XX] A

[Special Benefit Amount] A	[$XXX.XX] A

[Is the Contingent Life the Covered Life's spouse?] A	[Yes/No] A

[Level Benefit Amount] A	[$XXX.XX subject to stated limitations] A

[Retired from Vested Terminated Status?]A	[Yes/No]A

[Rejected Surviving Spouse Coverage at Retirement?]A	[Yes/No]A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

OCC-RL300-ContingentJ&S                2              Contingent Joint and Survivor Life Annuity

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Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Contingent Joint and Survivor Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Special Benefit Rider
Level Benefit Rider
Refund Death Benefit Rider
and

together with any of the following Option(s) if specified in the Table of Information:

General Conversion Option

If the Table of Information specifies that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option and a qualified domestic relations order does not provide otherwise, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Table of Information) is alive when you die. We will make the first payment on the first day of the month following your death. We will pay subsequent monthly payments on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal amount (A) multiplied by the sum of (B) and (C), where:

(A) is the Total Plan Refund Death Benefit (as specified in the Table of Information) less the sum of both (i) and (ii) below paid after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order):
(i) is the Pre 1985 Part B Primary Amount (as specified in the Table of Information) multiplied by three.

OCC-RL300-ContingentJ&S                3              Contingent Joint and Survivor Life Annuity

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(ii) is the Post 1985 Part B Primary Amount (as specified in the Table of Information)
(B) is the Pre 1985 Death Benefit Percentage (as specified in the Table of Information) multiplied by one-third, and
(C) is one minus the Pre 1985 Death Benefit Percentage.

The following amounts, names, or values apply to your Contingent Joint and Survivor Life Annuity:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”). 62+1 means the first of the month coincident with or next following the date that the Covered Life turns age 62 and one month. However, a Covered Life who is born on the second day of the month will be treated as if he or she were born on the first day of such month.

If you are younger than 62+1, the Covered Life Amount equals the “Pre 62+1 Pension Amount” specified in the Table of Information.

If you are older than 62+1, the Covered Life Amount equals the “Post 62+1 Pension Amount” specified in the Table of Information.

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information. During your lifetime, your Contingent Life will not receive the benefits of any Special Benefit Rider that he or she may have. Such benefits start after your death.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased. The increase will start on the later of the Annuity Commencement Date and the first day of the month in which you attain age 65. However, if your 65th birthday falls on the first of a month, the increase will start on the later of the Annuity Commencement Date and the first day of the month before the month in which you attain age 65. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Table of Information. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. If your Contingent Life has a Level Benefit rider, we only owe the related payments after you die.

If a portion of your Pre 62+1 Covered Life Amount is attributable to a “Disability Temporary Amount” as specified in the Table of Information, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

“Contingent Life Amount” means an amount that is specified in the Table of Information.

If your Contingent Life has a Special Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before such 65th birthday. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information.

If your Contingent Life has a Level Benefit Rider, then the “Contingent Life Amount” will be increased. The increase will start on the later of the date that monthly payments begin to your Contingent Life or the first day of the month in which your Contingent Life attains age 65. However, if your Contingent Life attains age 65 on the first of a month, the increase will start on the later of the date that monthly payments begin to your Contingent Life and the first day of the month before such 65th birthday. The amount of the increase will be the amount specified as the “Level Benefit Amount” in the Table of Information.

Terms relating to Conversion Conditions. If no Conversion Options are identified for you on the Table of Information, then the following Conversion Conditions do not apply to you. If the Table of Information shows that Conversion Options apply, then the following Conversion Conditions apply to you.

“Conversion Conditions” means the following:

With respect to the General Conversion Option,

OCC-RL300-ContingentJ&S                4              Contingent Joint and Survivor Life Annuity

CONFIDENTIAL

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “General” Conversion Option, then you must demonstrate that you meet one of the following conditions before you can exercise the option:

(B) if your Annuity Form is the Spousal Joint and Survivor Life Annuity or the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life and if you became divorced after your Original Retirement Date (as specified on the Table of Information), then you can exercise the option if you comply with the following conditions. You must provide us with a qualified domestic relations order (QDRO) in a form acceptable to us. It must provide either that (1) such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die or (2) such Contingent Life is entitled to a reduced portion of the Contingent Life Amount when you die.

(C) if your Annuity Form is the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life, then you can exercise the option if you comply with the following conditions. You must provide us with notarized consent of your Contingent Life on a form acceptable to us. It must provide that such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die. If we request, you must provide us with satisfactory proof of the good health of your Contingent Life before the option may be exercised.

(D) if your Annuity Form is the Contingent Joint and Survivor Life Annuity, and if your Contingent Life is not your spouse, you can exercise this option by providing written direction on a form acceptable to us. No waiver from your Contingent Life is required. If we request, you must provide us with satisfactory proof of the good health of the Contingent Life before the option may be exercised.

Note that this option is limited to the situations described above.

If your Annuity Form is the Spousal Joint and Survivor Life Annuity and if you have not been divorced from your Contingent Life since your Original Retirement Date, you cannot exercise this option.

If you exercise the General Conversion Option and convert your Annuity Form to a Single Life Annuity, then the Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die. You may later convert your Single Life Annuity into a Spousal Joint and Survivor Life Annuity if (i) you meet all of the following Post-Retirement Marriage Conversion Option Conditions (A), (B) and (C) and (ii) you are not shown on the Table of Information as someone who retired from Vested Terminated status or rejected Surviving Spouse Coverage at retirement:

(A) You became married for the first time, or became re-married, after [June 30, 2011] E, and

(B) You exercise this option within 18-months after such marriage or re-marriage, and

(C) You supply us with evidence of such marriage or re-marriage.

If you exercise the General Conversion Option and retain your Annuity Form, then the Contingent Life will be entitled to a reduced portion of the Contingent Life Amount after you die as provided under the QDRO. You may later exercise the Post-Retirement Marriage Conversion Option if you meet the above Post-Retirement Marriage Conversion Option Conversion Conditions (A), (B) and (C), and (ii) you are not shown on the Table of Information as someone who retired from Vested Terminated status or rejected Surviving Spouse Coverage at retirement. However, the Contingent Life Amount payable after your death to your new spouse will be offset by the Contingent Life Amount payable to your former spouse.

“Conversion Options” means, if the “General Conversion Option,” is specified in the Table of Information as applicable to you, and if such option is attached to an Annuity Form eligible for such option, the following options may convert the benefit from one Annuity Form to another Annuity Form. A Conversion Option cannot be exercised by a Contingent Life or a Beneficiary.

“General Conversion Option” means, if you are shown in the Table of Information as having a “General” Conversion Option and also as receiving a distribution of one of the following Annuity Forms:

Spousal Joint and Survivor Annuity
Contingent Joint and Survivor Life Annuity

then such option is available to the Covered Life (“you” or “your”).

OCC-RL300-ContingentJ&S                5              Contingent Joint and Survivor Life Annuity

CONFIDENTIAL

The option allows you to either (1) convert your Annuity Form into a Single Life Annuity Form or (2) retain your Annuity Form and provide for payment to your Contingent Life of the reduced amount provided under a QDRO. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. You must also notify us using a form provided by us.

If you exercise the option to convert your Annuity Form into a Single Life Annuity Form, we will not owe any money to your Contingent Life after you die. Instead, we will increase the Covered Life Amount payable to you. The amount of the increase will equal the Pop-Up Amount in the Table of Information. If the Annuity Form is a Contingent Joint and Survivor Life Annuity, the amount of the increase will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Table of Information. The second number is the Continent Joint and Survivor Life Annuity Pop-Up Increase Factor determined under the Contract. We will start paying the increased amount on the first day of the month after the exercise of your option becomes effective.

If you exercise the General Conversion Option and retain your Annuity Form, then the Contingent Life will be entitled to a reduced portion of the Contingent Life Amount after you die as provided under the QDRO. You may later exercise the Post-Retirement Marriage Conversion Option if you meet all of the following Conversion Conditions , but the Contingent Life Amount payable after your death to your new spouse will be offset by the Contingent Life Amount payable to your former spouse:

(A) You became married for the first time, or became re-married, after [June 30, 2011]E, and

(B) You exercise this option within 18-months after such marriage or re-marriage, and

(C) You supply us with evidence of such marriage or re-marriage.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below. After you die, the Contingent Life may change Beneficiaries as described below. You may tell us on the Beneficiary Form to disregard Beneficiary changes made by the Contingent life after your death. If you do not, we will honor those changes.

OCC-RL300-ContingentJ&S                6              Contingent Joint and Survivor Life Annuity

CONFIDENTIAL

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you (or your Contingent Life) sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you (or where applicable, your Contingent Life) ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. The percentage of your annuity payment that is payable to the Contingent Life may change. Whether there is any Contingent Life entitled to receive an annuity payment may change. All adjustments made pursuant to this section will be binding upon the Payee.

Notwithstanding the above, after the Annuity Commencement Date, determinations by us under the Contract in connection with each of the following will reflect any corrections of date of birth or date of death of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), provided to and verified by Prudential after the Annuity Commencement Date: (1) a conversion

OCC-RL300-ContingentJ&S                7              Contingent Joint and Survivor Life Annuity

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from one Annuity Form to another Annuity Form, (2) an increase in the Covered Life Amount based on attainment of a certain age and (3) a decrease in the Covered Life Amount based on attainment of a certain age.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

OCC-RL300-ContingentJ&S                8              Contingent Joint and Survivor Life Annuity

CONFIDENTIAL

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

OCC-RL300-ContingentJ&S                9              Contingent Joint and Survivor Life Annuity

CONFIDENTIAL

Appendix 2.1-A
MECHANICS FOR TRANSFER OF FINAL PLAN PORTFOLIO

I.	Additional Requirements Regarding [*****]
Each [*****] will be transferred pursuant to [*****] in form reasonably satisfactory to the Parties, including satisfaction of clauses (A)-(F) below.

As of the Closing or, with respect to [*****] transferred in satisfaction of the Promissory Note, upon the date such [*****] is transferred to the Insurer, the Insurer or its representatives and the Independent Fiduciary, the Plan Trustee or their respective representatives, shall (i) if the [*****]Transfer Documentation with respect to a [*****] has been executed and delivered but the effectiveness of the transfer is conditioned on the delivery of a joint written notice to the applicable [*****] of the date of actual transfer of such [*****] to the Insurer, deliver such joint written notice to the applicable [*****], and (ii) if the [*****] Transfer Documentation with respect to a [*****] has been executed and delivered in escrow, release their signatures from escrow by notifying via e-mail the applicable [*****] (or counsel thereto) of such release and the signatures of the applicable [*****] shall be released. The Insurer shall take all actions it deems reasonably necessary to prepare to [*****], if any, due following the applicable date of transfer. As of the Closing, the Insurer or its representatives and the Independent Fiduciary, the Plan Trustee or their respective representatives shall deliver joint written notice to the applicable [*****] of the actual transfer of each such [*****] to the Insurer.

For the avoidance of doubt, instruments of conveyance shall not expand or diminish any of the rights, obligations or remedies of the Parties under the DTFA.

A [*****] shall be [*****] unless all of the following are met:

A.	such [*****] is set forth on the Final Asset Statement, Appendix 2.6(d)(I) or Appendix 2.6(d)(II);

B.
as of the Closing, or, with respect to [*****] transferred in satisfaction of the Promissory Note, as of the date such [*****] is transferred to the Insurer, the Plan Trustee shall have assigned, transferred and delivered (“Transferred”) to the Insurer all rights, title and interests of the General Motors Salaried Employes Pension Trust, First Plaza Group Trust or White Plaza Group Trust (each a “Plan Trust”) (to the extent beneficially owned by the Plan and as scheduled to be transferred on Appendix 2.6(d)(I) or Appendix 2.6(d)(II)) in, and all of the Transferred Liabilities relating to, such [*****], as applicable;

C.	the Transfer described in clause (B) above shall have been effected by the execution and delivery of the [*****], as applicable, in a form reasonably acceptable to all parties;

D.
as of the Closing, or, with respect to [*****] transferred in satisfaction of the Promissory Note, as of the date such [*****] is transferred to the Insurer, all required consents relating to the Transfer ([*****]) of such [*****] have been or are now obtained and are in a form reasonably acceptable to the Insurer and the Plan Trustee, and all required contracts and transfer documents relating to the Transfer of such [*****] have been executed and delivered by the required parties and are in a form reasonably acceptable to the parties thereto and such [*****] is not subject to any right of first refusal or similar right of any

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third party to purchase such [*****] arising out of the proposed transfer thereof (unless any such rights have been waived or complied with);

E.	with respect to [*****] is transferred pursuant to [*****] from the applicable Plan Trust to the Insurer and not by means [*****];

F.	if an asset is a Newco, it must meet the requirements of Section 6.13(a), and the assets contained therein must satisfy each of items A through E above.

II.	Requirements Regarding Contract 300 Portfolio P
At the Closing, the Insurer will deliver an acknowledgement that Contract 300 Portfolio P remains in the Guaranteed Separate Account.

III.	All Assets
The Independent Fiduciary shall direct each Plan Trustee to transfer to the Insurer the Transferred Assets (other than the assets in Contract 300 Portfolio P), including the Promissory Note, by issuing such direction to each Plan Trustee in the following form:

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FORM OF TRUSTEE DIRECTION - STATE STREET
Re:    General Motors Retirement Program for Salaried Employees
Ladies and Gentlemen:
State Street Bank and Trust Company (the “Trustee”) is a directed trustee of the General Motors Salaried Employes Pension Trust (the “Trust”), a trust under which certain assets attributable to the General Motors Retirement Program for Salaried Employees (the “Plan”) are held and the Amended and Restated Trust Agreement for which is dated October 5, 2012 (the “Trust Agreement”). Capitalized terms used, but not defined herein, have the meaning set forth in the Definitive Transaction Framework Agreement, dated as of May 30, 2012 (as it may be amended from time to time, the “DTFA”), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation, General Motors LLC, a Delaware limited liability company, acting in a non-fiduciary capacity as the sponsor of the Plan, and State Street Bank and Trust Company, solely in its capacity as the independent fiduciary of the Plan (the “Independent Fiduciary” or the “undersigned”).
Pursuant to the Plan, the Plan's Annuity Committee is the named fiduciary with responsibility to select and monitor an independent fiduciary to represent the Plan in connection with the purchase of a group annuity contract from the Insurer. The undersigned has been duly appointed as an Investment Manager within the meaning of 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for such purpose.
In furtherance of the foregoing, the undersigned hereby directs you, not individually, but as Trustee on behalf of the Trust to (i) execute and deliver the Group Annuity Contract with the Insurer, (ii) transfer to the Insurer in consideration of the Group Annuity Contract, the assets set forth on the Transferred Asset Schedule (excluding [*****] or Promissory Notes), including taking all actions

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reasonable and necessary to effectuate such transfer, (iii) pay to the Insurer an amount equal to the outstanding principal amount of the Promissory Note (as defined in the DTFA) if and to the extent the Insurer declares such Promissory Note [*****] (as defined in the DTFA) pursuant to Section 6.13(b) of the DTFA (iv) transfer to the Insurer the custody account number 7NM9 and the demand deposit account number 10236925 in the name of the General Motors Salaried Employes Pension Trust, (v) execute the [*****], if any, specified by the undersigned, (vi) execute and deliver the Plan Trustee Agreement, (vii) execute and deliver the Bill of Sale, and (viii) execute and deliver written acknowledgement of the receipt of the Group Annuity Contract.
In connection herewith, the undersigned represents and warrants to the Trustee for the benefit of the Trust that:

(i)	the undersigned is an “Investment Manager” within the meaning of 3(38) of ERISA, and is acting in such capacity in issuing the direction set forth in this letter;

(ii)
the undersigned has determined that the execution of the Group Annuity Contract and transferring the assets on the Transferred Asset Schedule satisfies ERISA, and applicable guidance, including, Interpretive Bulletin 95-1;

(iii)
the Group Annuity Contract is in proper legal form for execution by you, not individually, but as Trustee on behalf of the Trust without review or inquiry upon direction of the undersigned Investment Manager;

(iv)
the directions set forth in (i) through (viii) above do not, and the performance and observance of the contractual terms thereof will not, involve a “prohibited transaction” under Section 406 of ERISA, which is not exempt under Section 408 of ERISA, or otherwise contravene any provision of existing law or regulation and will not conflict with or result in the breach of the terms, conditions or provisions of or constitute a default under the Trust Agreement, or any indenture, mortgage or other agreement or instrument

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heretofore executed and delivered at the direction of the Investment Manager or which are binding upon any assets held in the Trust; and

(v)	the officer signing this letter is duly authorized to execute and deliver this direction on behalf of State Street Bank and Trust Company.

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Very truly yours,

Name: Denise Sisk
Title: Managing Director

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[FORM OF TRUSTEE DIRECTION FOR FIRST PLAZA GROUP TRUST - JP MORGAN]
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

October 19, 2012

Mr. Reymar Torres
JPMorgan Chase Bank
1 Chase Manhattan Plaza
New York, NY 10005

Re: General Motors Retirement Program for Salaried Employees (the “Plan”)

Dear Mr. Torres:

JP Morgan Chase Bank, National Association (the “Trustee”) is a directed trustee of First Plaza Group Trust (the “Trust”), a group trust in which certain assets attributable to the Plan are held, the Amended and Restated Trust Agreement for which is dated September 7, 2012 (the “Trust Agreement”).

The Plan is terminating. Pursuant to a certain Definitive Transaction Framework Agreement (“DTFA”), dated as of May 30, 2012 (as it may be amended from time to time), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation, General Motors LLC, a Delaware limited liability company acting in a non-fiduciary capacity as the sponsor of the Plan, and State Street Bank and Trust Company, the independent fiduciary of the Plan (the “Independent Fiduciary” or “the undersigned”), the Plan is purchasing a terminal group annuity contract from the Insurer.
Pursuant to the Plan, the Plan's Annuity Committee is the named fiduciary with responsibility to select and monitor an independent fiduciary to represent the Plan in connection with the purchase of a group annuity contract from the Insurer. The Annuity Committee has appointed the undersigned for such purpose, and, pursuant to the Trust Agreement, the undersigned is directing the Trustee to enter into certain transactions for purposes of facilitating the purchase of that group annuity contract, including the transfer of certain [*****] held by the Trust, and beneficially owned by the Plan, to the Insurer.
In furtherance of the foregoing, the undersigned hereby directs you, not individually, but solely in your capacity as directed Trustee on behalf of the Trust, to do the following:

(i)
Execute the assignment and assumption agreement(s) or consents or similar transfer documents necessary to transfer the interests [*****] listed on Schedule A attached hereto [*****], as such documentation is sent to you by Kirkland & Ellis, LLP, counsel with respect to the Trust (“K&E”), and send your signature pages to K&E, in accordance with their instructions, to be held by them in escrow, and, upon written instruction by the undersigned, to take any other actions reasonable and necessary to effectuate the transfer of

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such interests. The release of such signature pages from escrow shall occur as determined by the undersigned.

(ii)
On November 1, 2012, or such other date as instructed by the undersigned, in connection with the issuance of the group annuity contract by the Insurer, execute the promissory note (the “Promissory Note”) delivered to you by the undersigned on or prior to such date, to facilitate the transfer of assets, including certain [*****], to the Insurer at a later date, and send your signature pages to the Promissory Note to the Insurer or such other party as may be instructed to you by the undersigned (when the undersigned delivers to you the Promissory Note for your execution, the undersigned will provide you with instructions regarding the specific party to whom you are instructed to send your signature pages).

In connection herewith, the undersigned represents and warrants to the Trustee for the benefit of the Trust that:

(i)
the undersigned is an Investment Manager within the meaning of 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and is acting in such capacity in issuing the direction set forth in this letter;

(ii)	the undersigned is a qualified professional asset manager within the meaning of the Department of Labor PTCE 84-14, as amended;

(iii)
the undersigned has determined that the execution of the group annuity contract with the Insurer, transferring the [*****] on Schedule A hereto and execution and delivery of the Promissory Note satisfies ERISA, and applicable guidance, including Interpretive Bulletin 95-1;

(iv)	The execution and delivery of the Annuity Purchase Documents, as defined below, do not and will not constitute a non-exempt prohibited transaction; and

(v)	the officer signing this letter is duly authorized to execute and deliver this direction on behalf of State Street Bank and Trust Company.

The undersigned has been informed by General Motors Investment Management Corporation (“GMIMCo”), as named fiduciary for the Trust, that GMIMCo, and where it has deemed appropriate, legal counsel engaged by GMIMCo, have reviewed and understand the [*****] and Promissory Note (collectively, the “Annuity Purchase Documents”) and found such documentation to be in proper legal form for execution by the Trustee, not in its individual capacity, but solely as the directed trustee on behalf of the Trust without review or inquiry pursuant to this direction and that each of the Annuity Purchase Documents specifically provides that the Trustee shall have no individual liability with respect to the Annuity Purchase Documents.

Very truly yours,

______________________________
Name:
Title:

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Schedule A - [*****]
First Plaza Group Trust

[To be provided in final form]

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[FORM OF TRUSTEE DIRECTION FOR WHITE PLAZA GROUP TRUST - JP MORGAN]

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

October 19, 2012

Mr. Reymar Torres
JPMorgan Chase Bank
1 Chase Manhattan Plaza
New York, NY 10005

Re: General Motors Retirement Program for Salaried Employees (the “Plan”)

Dear Mr. Torres:

JP Morgan Chase Bank, National Association (the “Trustee”) is a directed trustee of White Plaza Group Trust (the “Trust”), a group trust in which certain assets attributable to the Plan are held, the Amended and Restated Trust Agreement for which is dated October 5, 2012 (the “Trust Agreement”).

The Plan is terminating. Pursuant to a certain Definitive Transaction Framework Agreement (“DTFA”), dated as of May 30, 2012 (as it may be amended from time to time), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation, General Motors LLC, a Delaware limited liability company acting in a non-fiduciary capacity as the sponsor of the Plan, and State Street Bank and Trust Company, the independent fiduciary of the Plan (the “Independent Fiduciary” or “the undersigned”), the Plan is purchasing a terminal group annuity contract from the Insurer.
Pursuant to the Plan, the Plan's Annuity Committee is the named fiduciary with responsibility to select and monitor an independent fiduciary to represent the Plan in connection with the purchase of a group annuity contract from the Insurer. The Annuity Committee has appointed the undersigned for such purpose, and, pursuant to the Trust Agreement, the undersigned is directing the Trustee to enter into certain transactions for purposes of facilitating the purchase of that group annuity contract, including the transfer of certain [*****] held by the Trust, and beneficially owned by the Plan, to the Insurer.
In furtherance of the foregoing, the undersigned hereby directs you, not individually, but solely in your capacity as directed Trustee on behalf of the Trust, to do the following:

(i)
Execute [*****] or similar transfer documents necessary to transfer the interests (the “[*****]”) in the funds listed on Schedule A attached hereto (the “[*****]”), as such documentation is sent to you by Kirkland & Ellis, LLP, counsel with respect to the Trust (“K&E”), and send your signature pages to K&E, in accordance with their instructions, to be held by them in escrow, and, upon written instruction by the undersigned, to take any

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other actions reasonable and necessary to effectuate the transfer of such interests. The release of such signature pages from escrow shall occur as determined by the undersigned.

(ii)
On November 1, 2012, or such other date as instructed by the undersigned, in connection with the issuance of the group annuity contract by the Insurer, execute the promissory note (the “Promissory Note”) delivered to you by the undersigned on or prior to such date, to facilitate the transfer of assets, including certain [*****], to the Insurer at a later date, and send your signature pages to the Promissory Note to the Insurer or such other party as may be instructed to you by the undersigned (when the undersigned delivers to you the Promissory Note for your execution, the undersigned will provide you with instructions regarding the specific party to whom you are instructed to send your signature pages).

In connection herewith, the undersigned represents and warrants to the Trustee for the benefit of the Trust that:

(i)
the undersigned is an Investment Manager within the meaning of 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and is acting in such capacity in issuing the direction set forth in this letter;

(ii)	the undersigned is a qualified professional asset manager within the meaning of the Department of Labor PTCE 84-14, as amended;

(iii)
the undersigned has determined that the execution of the group annuity contract with the Insurer, transferring the [*****] on Schedule A hereto and execution and delivery of the Promissory Note satisfies ERISA, and applicable guidance, including Interpretive Bulletin 95-1;

(iv)	The execution and delivery of the Annuity Purchase Documents, as defined below, do not and will not constitute a non-exempt prohibited transaction; and

(v)	the officer signing this letter is duly authorized to execute and deliver this direction on behalf of State Street Bank and Trust Company.

The undersigned has been informed by General Motors Investment Management Corporation (“GMIMCo”), as named fiduciary for the Trust, that GMIMCo, and where it has deemed appropriate, legal counsel engaged by GMIMCo, have reviewed and understand the [*****] and Promissory Note (collectively, the “Annuity Purchase Documents”) and found such documentation to be in proper legal form for execution by the Trustee, not in its individual capacity, but solely as the directed trustee on behalf of the Trust without review or inquiry pursuant to this direction and that each of the Annuity Purchase Documents specifically provides that the Trustee shall have no individual liability with respect to the Annuity Purchase Documents.

Very truly yours,

______________________________
Name:
Title:

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Schedule A - [*****]
White Plaza Group Trust

[To be provided in final form]

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Appendix 2.1-B
Final Plan Portfolio Transfer Instrument
This Appendix 2.1-B sets forth a form of Bill of Sale pursuant to which the Plan Trustee will transfer the Public Bonds to the Insurer on the Closing Date.
Form of Bill of Sale to effect the transfer of all Public Bonds contained in the Final Plan Portfolio.
Form of Bill of Sale
This BILL OF SALE (this “Bill of Sale”), dated as of [], 2012, with effect from 12:01 a.m. on [], 2012 Eastern time, is entered into by and among The Prudential Insurance Company of America, a life insurance company (the “Insurer”), and State Street Bank and Trust Company, the Plan Trustee (the “Plan Trustee”) for the General Motors Salaried Employes Pension Trust (the “Plan Trust”). Capitalized terms used herein and not herein defined shall derive their meaning from Section 1.1 of the DTFA (as defined below).
WHEREAS, the Insurer, Insurer Parent, the sponsor of the General Motors Retirement Program for Salaried Employees (the “Plan”) and State Street Bank and Trust Company, the independent fiduciary of the Plan (the “Independent Fiduciary”), have entered into an Amended and Restated Definitive Transaction Framework Agreement, dated as of October 31, 2012 and effective as of May 30, 2012 (the “DTFA”), pursuant to which the Insurer has agreed to issue to the Plan Trustee the Group Annuity Contract in exchange for payment of the Closing Final Premium, which payment will be satisfied by the Plan Trustee's transfer of the Final Plan Portfolio to the Insurer; and
WHEREAS, the Plan Trustee and the Insurer desire to execute this Bill of Sale to evidence the assignment and transfer of the Public Bonds that comprise a portion of the Final Plan Portfolio, from the Plan Trustee to the Insurer.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein and in the DTFA and Group Annuity Contract, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Bill of Sale agree as follows:
1.    Sale of Specified Assets. Effective as of 12:01 a.m. on [], 2012 Eastern time, the Plan Trustee hereby does assign, transfer and deliver (“Transfer”), on behalf of the Plan, to the Insurer and its successors and permitted assigns all rights, title and interests of the Plan Trust, in and to each of the securities set forth on Schedule 1 hereto1 (collectively, the “Specified Assets”) in accordance with Section 2.
2.    Separate Account. The Transfer of the Specified Assets as described in Section 1 shall be effected by the Transfer of the Specified Assets from the Plan to the Guaranteed Separate Account.

________________________
1Schedule 1 is the Transferred Asset Schedule, excluding [*****] and the Promissory Note.

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3.    Assumption of Liabilities. Effective as of 12:01 a.m. on [], 2012 Eastern time, the Insurer shall assume any and all Transferred Liabilities relating to the ownership of any Specified Asset.
4.    Additional Actions. The Plan Trustee shall promptly give all notices that are required, under applicable Law and the terms of each Specified Asset, in connection with the sale, assignment and transfer of the Specified Assets. The Plan Trustee and the Insurer shall promptly execute, deliver, record or file any and all releases, affidavits, waivers, notices or other documents that any other party hereto may reasonably request in order to implement the Transfer of the Specified Assets to the Insurer.
5.    Miscellaneous. Sections 11.2, 11.3, 11.4, 11.6, 11.7, 11.8, 11.9, 11.10, 11.11 and 11.12 of the DTFA are incorporated hereby by reference, mutatis mutandis.
6.    Headings. Article and Section headings used herein are for convenience and reference only, are not part of this Bill of Sale and shall not affect the construction of, or be taken into consideration in interpreting, this Bill of Sale.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Bill of Sale as of the date first written above.
STATE STREET BANK AND TRUST COMPANY
By:_________________________________
Name:
Title:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:_________________________________
Name:
Title:

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Appendix 2.6
ASSET VALUATION FORMULAS AND METHODS
Public Bonds
The Plan Investment Fiduciary will provide the value for each Public Bond, as of any date, in an amount equal to the fair market value (which shall include any accrued interest with respect to such Public Bond) as of such date of such Public Bond as indicated (i) by the primary pricing source set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond, (ii) if such primary pricing source is not available or no fair market value is indicated by such primary pricing source for such Public Bond, by the secondary pricing source set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond or (iii) if neither such primary nor secondary pricing source is available or no fair market value is indicated by either such source for such Public Bond, by the tertiary pricing source, if any, set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond. For any pricing source, the mean price of the bid and offer quotations, or if such quotations are not provided by the pricing source, the mean price (as applicable, the “Mean Price”), as of [*****] shall be used.
Table 1

Asset Class	Primary Pricing Source	Secondary Pricing Source	Tertiary Pricing Source
Treasuries	[*****]	[*****]	[*****]
Agencies	[*****]	[*****]	[*****]
Agency MBS	[*****]	[*****]	[*****]
ABS	[*****]	[*****]	[*****]
IG Corp	[*****]	[*****]	[*****]
EM	[*****]	[*****]	[*****]
HY	[*****]	[*****]	[*****]
If with respect to any Public Bond, as of any date, none of the primary pricing source, the secondary pricing source or the tertiary pricing source (if any) set forth in Table 1 above that corresponds to the applicable asset class of such Public Bond are available as of such date or no fair market value is indicated by any such source as of such date, [*****] by each of three brokers set forth in Table 2 below that correspond to the applicable asset class of such Public Bond; provided that [*****] will provide the value for each [*****] by such brokers.
Notwithstanding the foregoing, any Public Bonds that are purchased on the Closing Date and transferred to the Insurer will be valued using bid prices from the Bloomberg system as of the close of business on the Business Day prior to the Closing Date.

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Table 2

Asset Class	Brokers
Treasuries	[*****]
Agencies	[*****]
Agency MBS	[*****]
ABS	[*****]
IG Corp	[*****]
EM	[*****]
HY	[*****]
If, with respect to any Public Bond as of the date of the delivery of the Preliminary Plan Portfolio or the Closing Date (i) [*****] (ii) [*****] then such Public Bond shall be [*****].
[*****]
The Plan Investment Fiduciary will provide the value for each [*****], as of any date, in an amount equal to the fair market value of such [*****] as of the close of business on the date [*****] as indicated (i) [*****]or (ii) [*****]
If with respect to any [*****] as of any date, neither [*****] or no fair market value is indicated by any such source as of that date, then the [*****] will provide the value for such [*****] in an amount equal to the mean of the bid and offer quotations as of the close of business on the date prior to the date of determination of each of [*****]; provided that [*****] will provide the value for such [*****] in an amount equal to the mean of the bid and offer quotations as of the close of business on the date prior to the date of determination by such brokers.
If, with respect to any [*****] as of the date of the delivery of the Preliminary Plan Portfolio or the Closing Date (i) [*****] or no fair market value is indicated by any such source as of that date and (ii) quotations are provided for a [*****] as of that date by [*****], then such [*****] shall be [*****]
[*****] and Promissory Notes

Each [*****] and Promissory Note, as of each applicable Date of Determination, will be determined in accordance with the following methodology:

1.     [*****] shall provide the value of each [*****] based on:

(i) [*****]plus

(ii) [*****] minus

(iii) [*****]

For avoidance of doubt, for [*****]denominated in foreign currencies, the above calculation is performed in the local currency in which the [*****] (that is, without converting such currency to US Dollars). On each applicable date below, the value of such [*****] as calculated above is converted into US Dollars using the currency exchange rate as specified below.

For purposes of calculating the foregoing, the [*****] will be as set forth in the table below. For purposes of determining the applicable currency exchange rate for [*****] denominated in foreign

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currencies, the Insurer and the Company agree to use the applicable currency exchange rate as published in the Wall Street Journal as of the date provided below on the date provided below. For the avoidance of doubt, for purposes of the values listed on Appendix 2.6(d)(I) and Appendix 2.6(d)(II) for [*****] denominated in foreign currencies, the values listed are shown in US Dollars calculated by using the applicable currency exchange rate as published in the Wall Street Journal as of the Applicable Quarter End date (or if such date is not a Business Day then the Business Day preceding such date).

Date of Determination	Applicable Quarter End	[*****]	Foreign currency exchange rate determination date for [*****] denominated in foreign currencies
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

2.     Promissory Note Valuation. The Promissory Note value shall be set by the Plan Investment Fiduciary on the Closing Date and will be equal to the lesser of (y) the aggregate value, determined in accordance with Appendix 2.6, of [*****] listed on Appendix 2.6(d)(I) that are not included on the Transferred Assets Schedule at Closing and [*****] listed on Appendix 2.6(d)(II) and (z) [*****] that are included on the Transferred Assets Schedule at Closing.

Certain Definitions
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

Appendix 2.6 -3
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Appendix 2.6(d)(I)

LIST OF [*****] THAT PLAN TRUSTEE
INTENDS TO TRANSFER AT CLOSING

Reference is made to the Excel file titled [*****] that was emailed by Dhivya Suryadevara of the Company to Brian Curran of the Insurer on October 23, 2012 at 12:37:47 p.m. Eastern time. Those [*****] listed on the tab titled “Sch 1 Rank Order (USD) are incorporated by reference herein.

Appendix 2.6(d)(I) -1
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Appendix 2.6(d)(II)

OTHER [*****]

Reference is made to the Excel file titled [*****] that was emailed by Dhivya Suryadevara of the Company to Brian Curran of the Insurer on October 23, 2012 at 12:37:47 p.m. Eastern time. Those [*****] listed on the tab titled “Sch 2 Rank Order (USD) are incorporated by reference herein.

Appendix 2.6(d)(II) -1
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Appendix 2.7

Form of premium calculation AND ANNUITY EXHIBIT

See attached.

Schedule 1 to Appendix 2.7

Form of Annuity Exhibit

See attached.

Appendix 2.7 -1
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Appendix 2.7

Premium Buildup

[*]                [a]                        -
[*]                [b]                        -
[*]                [c]                        -
[*]                [d]                        -
[*]                [e]                        -
[*]                [*]                        -

[*]                [g]                        0.00%
[*]                [h]                        0.00%
[*]                [i]                        0.00%
[*]                [j]                        0.00%

[*]                [k]                        -

[*]                [*]                        -

[*]                [m]                        -
[*]                [n]                        -
[*]                [o]                        -
[*]                [p]                        -
[*]                [q]                        -
[*]                [*]                        -

[*]                [g]                        0.00%
[*]                [h]                        0.00%
[*]                [i]                        0.00%
[*]                [j]                        0.00%

[*]                [k]                        -
[*]                [s]                        -

[*]                [*]                        -

[*]                [u]                        -
[*]                [v]                        -
[*]                [w]                        -
[*]                [x]                        -
[*]                [y]                        -
[*]                [*]                        -

[*]                [g]                        0.00%
[*]                [h]                        0.00%
[*]                [i]                        0.00%
[*]                [j]                        0.00%

[*]                [k]                        -
[*]                [s]                        -
[*]                [aa]                        -

[*]                [*]                        -

Appendix 2.7 -2
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ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Spousal Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX
														Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)		Pop-Up Rider Eligibility (Y/N)
Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Contingent Life	Contingent Life Social Security Number	Contingent Life Sex	Contingent Life Date of Birth	Pre 62+1 Pension Amount	Post 62+1 Pension Amount	Contingent Life Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Covered Life	Contingent Life	Pop-Up

Spousal Joint & Survivor

1

CONFIDENTIAL

Refund Rider Eligibility (Y/N)	Conversion Option Eligibility Indicators (Y/N)					Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount
Refund Death Benefit	Disabled Age 55	General	Pop-Up Amount	Part A Basic Amount	Pre 1985 Death Benefit Percentage	Covered Life	Contingent Life	Covered Life	Contingent Life	Total Plan Refund Death Benefit	Disability Temporary Amount	Disability Age 55 Pre 62+1 Pension Amount	Disability Age 55 Post 62+1 Pension Amount	Vested Terminated

Spousal Joint & Survivor

2

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Contingent Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

															Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)
Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Is the Contingent Life the Covered Life's spouse?	Contingent Life	Contingent Life Social Security Number	Contingent Life Sex	Contingent Life Date of Birth	Pre 62+1 Pension Amount	Post 62+1 Pension Amount	Contingent Life Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Covered Life	Contingent Life

Contingent Joint & Survivor

3

CONFIDENTIAL

Refund Rider Eligibility (Y/N)	Conversion Option Eligibility Indicator (Y/N)				Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount
Refund Death Benefit	General	Pop-Up Amount	Part A Basic Amount	Pre 1985 Death Benefit Percentage	Covered Life	Contingent Life	Covered Life	Contingent Life	Total Plan Refund Death Benefit	Disability Temporary Amount	Vested Terminated	Rejected Surviving Spouse Coverage at Retirement

Contingent Joint & Survivor

4

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

													Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)
Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Contingent Life	Contingent Life Social Security Number	Contingent Life Sex	Contingent Life Date of Birth	Pre 62+1 Pension Amount	Post 62+1 Pension Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Covered Life	Contingent Life

Single Life Annuity

5

CONFIDENTIAL

Refund Rider Eligibility (Y/N)	Conversion Option Eligibility Indicator (Y/N)				Pre 1985 Part B Primary Amount	Post 1985 Part B Primary Amount
Refund Death Benefit	Disabled Age 55	Post-Retirement Marriage	Part A Basic Amount	Pre 1985 Death Benefit Percentage	Covered Life	Covered Life	Total Plan Refund Death Benefit	Disability Temporary Amount	Disability Age 55 Pre 62+1 Pension Amount	Disability Age 55 Post 62+1 Pension Amount	Vested Terminated

Single Life Annuity

6

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Single Life and Period Certain Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Guaranteed Number of Payments	Contingent Life	Contingent Life Social Security Number	Covered Life Amount

Single Life and Period Certain

7

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Period Certain Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Guaranteed Number of Payments	Contingent Life	Contingent Life Social Security Number	Covered Life Amount

Period Certain

8

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Window Spousal Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

											Refund Rider Eligibility (Y/N)		Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount
Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Contingent Life	Contingent Life Social Security Number	Contingent Life Sex	Contingent Life Date of Birth	Covered Life Amount	Contingent Life Amount	Refund Death Benefit	Pre 1985 Death Benefit Percentage	Covered Life	Contingent Life	Covered Life	Contingent Life	Total Plan Refund Death Benefit

Window Spousal J&S

9

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Window Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

						Refund Rider Eligibility (Y/N)		Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount
Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Covered Life Amount	Refund Death Benefit	Pre 1985 Death Benefit Percentage	Covered Life	Contingent Life	Covered Life	Contingent Life	Total Plan Refund Death Benefit

Window Single Life

10

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Alternate Payee Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

													Special Benefit Rider Eligibility (Y/N)	Level Benefit Rider Eligibility (Y/N)
Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Alternate Payee Type	Associated Participant Name	Associated Participant Social Security Number	Associated Participant Date of Birth	Pre 62+1 Pension Amount *	Post 62+1 Pension Amount *	Special Benefit Amount	Level Benefit Amount	Covered Life	Covered Life
			Covered Life Date of Brith	Original Benefit Commencement Date. For Alternate Payees, this is the Original Retirement Date of the Vita Plan Participant.	Shared or Separate Interest	For Alternate Payees, this is the Name of the Vita Plan Participant	For Alternate Payees, this is the SSN of the Vita Plan Participant	For Alternate Payees this is the Date of Birth of the Vita Plan Participant				The amount needs to be added to the Post 62+1 Pension Amount when the retiree turns 65 if coverage is indicated.		Indicates whether the Covered Life is eligible for the Level Benefit Rider

* For shared Interest QDRO's, Post 62n1 Benefit is based on age of Associated Participant
Alternate Payee

11

CONFIDENTIAL

Refund Rider Eligibility (Y/N)			Pre 1985 Part B Primary Amount	Post 1985 Part B Primary Amount
Refund Death Benefit	Part A Basic Amount	Pre 1985 Death Benefit Percentage	Covered Life	Covered Life	Total Plan Refund Death Benefit
Indicates whether the participant is eligible for the Refund Death Benefit Rider
For an Alternate Payee, this amount is the portion of the original participant's Pre85 Part B Benefit awarded to the alt payee. If shared interest, this is amount owed to AP while participant is alive. If separate interest, this is the amount payable for APs lifetime.

For an Alternate Payee, this amount is the portion of the original participant's Post85 Part B Benefit awarded to the alt payee. If shared interest, this is amount owed to AP while participant is alive. If separate interest, this is the amount payable for APs lifetime.

* For shared Interest QDRO's, Post 62n1 Benefit is based on age of Associated Participant
Alternate Payee

12

CONFIDENTIAL

ANNUITY EXHIBIT
GA-XXXX
General Motors
Annuitants
Beneficiary Pending Payment Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

Level Benefit Rider Eligibility (Y/N)
Covered Life	Social Security Number	Sex	Date of birth	Original Retirement Date	Pre 62+1 Pension Amount	Post 62+1 Pension Amount	Level Benefit Amount	Covered Life
			Covered Life Date of Brith	Original Benefit Commencement Date. For Deferred Beneficiaries, this is the Original Retirement Date of the GM Plan Participant.			The amount needs to be added to the Post 62+1 Pension Amount when the retiree turns 65 if coverage is indicated.	Indicates whether the Covered Life is eligible for the Level Benefit Rider

Beneficiary's Pending Payment

13

CONFIDENTIAL

14

CONFIDENTIAL

Appendix 2.12
POST-CLOSING FINAL PREMIUM ARBITRATION

1.
To the full extent permitted by Section 2.12, either the Company or the Insurer may submit any Dispute arising out of, relating to, or in connection with the calculation of the amount of the Post-Closing Final Premium (including any of the components of such calculation) under Section 2.12(a) to be settled by arbitration. This arbitration procedure applicable to any such Dispute is set forth in the paragraphs below. Nothing in these arbitration procedures will be deemed to expand or alter in any way the Parties' agreement as to the scope of permitted arbitration under Section 2.12.

2.
The arbitration shall be conducted by one arbitrator, in accordance with Commercial Arbitration Rules and Expedited Procedures for Large, Complex Commercial Disputes of the American Arbitration Association (“AAA”), as such rules and procedures are in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Insurer and the Company. The seat of the arbitration shall be New York City, New York, at a mutually agreed upon location, or in the absence of agreement at the New York City offices of the AAA.

3.
The Company and the Insurer shall jointly engage an arbitrator, who shall be a partner at the Approved Firm-C, within 45 days after the Closing, on terms mutually agreed by the Company, the Insurer and the Approved Firm-C, provided that the engagement letter shall include an undertaking by the partner at such Approved Firm-C to comply with the time limits specified in this Appendix 2.12 and other customary terms. If the Insurer and the Company are unable to engage an arbitrator at the Approved Firm-C within 45 days following the Closing, which arbitrator agrees to undertake the arbitration within the time limits specified in this Appendix 2.12, then the AAA shall appoint an arbitrator within 5 Business Days thereafter from the National Roster list of Commercial Arbitrators identified in Rule R-11 of the Commercial Arbitration Rules of the AAA (“AAA Commercial Rule R-11”) or from the Large, Complex Case Panel identified in Rule L-2 of the Large, Complex Commercial Disputes Procedures of the AAA (“AAA Complex Procedure Rule L-2”), without application of the other provisions of AAA Commercial Rule R-11 or AAA Complex Procedure Rule L-2. The arbitrator shall be an enrolled actuary with at least 10 years of experience as a signing actuary for one or more single-employer pension plans and his or her engagement letter must include an agreement to undertake the arbitration within the time limits specified in this Appendix 2.12. Any arbitrator retained hereunder must have access to POINT. In all events an arbitrator shall be appointed within 10 days of the issuance of a Dispute Notice. The arbitrator shall be permitted to draw upon the resources of Approved Firm-C, or his or her firm in the event the AAA selects the arbitrator, in the conduct of the performance of his or her duties as arbitrator, provided that the Approved Firm-C and each individual engaged in the performance of services relating to the arbitration shall have executed and delivered an agreement in form to be mutually agreed among the arbitrator, the Insurer and the Company agreeing to treat all information submitted to the arbitrator or developed by the arbitrator in the conduct of his or her duties as confidential.

4.	If a timely and valid Dispute Notice is provided in accordance with Section 2.12, the following procedures shall apply:

Appendix 2.12 -2
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•
The Dispute Notice shall contain the grounds for such Dispute in reasonable detail. The Party submitting the Dispute Notice (the “Disputing Party”) may also include in such Dispute Notice a request for documents from any other Party regarding such Dispute. The request may include information in the possession or under the control of the other Party that is reasonably relevant and not unduly burdensome to request in light of the nature and amount of the Dispute, including, if applicable and if permitted under Section 2.12, Insurer Provided Life-by-Life Information, Company Provided Life-by-Life Information, the Procedures Manual, the Identified CD-ROM, technology, software and data processing procedures, insurance, actuarial, and any notes and records that the Insurer, the Company or the Independent Third Party, as applicable used to prepare the Spreadsheets and the data contained on the Identified CD-ROM (in the case of requests made to the Insurer) and other materials it used in connection with the calculation of the Post-Closing Final Premium and/or the Closing Asset Valuation and any iteration of the Post-Solicitation Premium.

•	The document request contained in any Dispute Notice must be complied with or objected to (in whole or in part) by each Party receiving the Dispute Notice in accordance with the following procedures:
- if the party receiving the Dispute Notice chooses to comply with the document request, in whole or in part, then it shall deliver all responsive documents to the Disputing Party, with a copy to the arbitrator, within 10 days following receipt of the Dispute Notice, and if the responding party is the Independent Third Party, a copy of such requested documents will be delivered to each of the Company and the Insurer within such timeframe.
- if the party receiving the Dispute Notice chooses to object to the document request, in whole or in part, then it shall deliver a written objection (a “Notice of Objection”, which must specify in reasonable detail the basis for the objection) to the arbitrator and to the Disputing Party within 5 days after receipt of the Dispute Notice.
- in the event the arbitrator receives a Notice of Objection as described in the preceding paragraph, it shall make a final and binding ruling on the objection within 5 days after receipt of such Notice of Objection, and the Party that submitted the Notice of Objection must comply with such ruling within 3 days after receipt thereof.

•
Within 5 days following receipt of a Dispute Notice that requests documents as provided for above, the responding party (the “Responding Party”) may issue a request for documents from any other Party regarding such Dispute. The request may include information in the possession or under the control of the other Party that is reasonably relevant and not unduly burdensome to request in light of the nature and amount of the Dispute, including, as applicable, Insurer Provided Life-by-Life Information, Company Provided Life-by-Life Information, the Procedures Manual, the Identified CD-ROM, technology, software and data processing procedures, insurance, actuarial, and any notes and records that the Insurer, the Company or the Independent Third Party, as applicable used to prepare the Spreadsheets and the data contained on the Identified CD-ROM (in the case of requests made to the Insurer) and other materials it used in connection with the calculation of the Post-Closing Final Premium and/or Closing Asset Valuation, and any iteration of the Post-Solicitation Premium.

Appendix 2.12 -3
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•
The document request described in the preceding paragraph must be complied with or objected to (in whole or in part) by the each Party receiving such request in accordance with the following procedures:

- if the party receiving such document request chooses to comply with the document request, in whole or in part, then it shall deliver all responsive documents to the Responding Party, with a copy to the arbitrator, within 10 days following receipt of the such document request, and if the party receiving such document request is the Independent Third Party, a copy of such requested documents will be delivered to each of the Company and the Insurer within such timeframe.
- if the party receiving the document request chooses to object to the document request, in whole or in part, then it shall deliver a written Notice of Objection, which must specify in reasonable detail the basis for the objection, to the arbitrator and to the Responding Party within 5 days after receipt of the document request.
- in the event the arbitrator receives a Notice of Objection as described in the preceding paragraph, it shall make a final and binding ruling on the objection within 5 days after receipt of such Notice of Objection, and the Party that submitted the Notice of Objection must comply with such ruling within 3 days after receipt thereof.

•
Within 10 days of the delivery of all information as specified in the Dispute Notice and any responsive document request (after giving effect to the resolution of any objections thereto), the Insurer and the Company shall submit to the arbitrator all information and supporting materials that they intend for the arbitrator to review in connection with the Dispute.

•
Unless the Insurer and the Company waive a hearing in writing, within 5 days of delivering such information to the arbitrator, the arbitrator shall hear evidence in connection with the Dispute. The hearing shall be no longer than 2 days. Each party may present or cross examine witnesses and has a right to present no more than one expert witness; witness lists shall be exchanged at least 3 days prior to the hearing.

•
Within 10 days following the hearing, the arbitrator shall deliver to the Insurer and the Company a draft arbitration award setting forth the findings of the arbitrator, upon receipt of which each of the Company and the Insurer may, for the 3 day period following receipt of such draft opinion, submit to the arbitrator such additional supporting information and materials as it determines to be appropriate to support its case.

•	Within 5 days following the expiration of the 3 day period described in the preceding paragraph, the arbitrator shall issue the final arbitration award.

5.
Any resolution by the Insurer and the Company during the course of good faith negotiation with respect to any Dispute will be set forth in writing and will be final, binding and conclusive upon such Parties. Any Disputes concerning the propriety of the commencement of the arbitration shall be finally settled by arbitration pursuant to this Appendix 2.12.

6.	Either Party has the right to apply to any court of competent jurisdiction for interim relief necessary to preserve such Party's rights until the arbitrators are appointed. After appointment of

Appendix 2.12 -4
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the arbitrator, the arbitrator shall have exclusive jurisdiction to consider applications for interim relief.

7.
With respect to a Dispute regarding the Insurer's calculation of Post-Closing Final Premium, the arbitrator shall resolve such Dispute within the range of difference between either (i) the Post-Closing Final Premium as calculated by the Insurer or (ii) the Post-Closing Final Premium as calculated by the Independent Third Party. With respect to a Dispute regarding the Company's calculation of the value of any asset in the Final Plan Portfolio, the arbitrator shall resolve such Dispute within the range of difference between either (i) the Company's calculation of the value of such asset or (ii) the Insurer's calculation of the value of such asset. In this regard, the arbitrator will have no authority to award any other damages other than as provided for herein.

8.
Any arbitration award shall be final and binding on the Parties. The Parties undertake to carry out any award without delay and waive their right to any form of recourse based on grounds other than personal conflict of interest of the arbitrator that was undisclosed at the time of the arbitrator's appointment. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant Party or its assets. All amounts finally determined to be due and owing by the arbitrator shall be paid within 5 days following the date of such determination.

9.
The arbitrator shall undertake its best efforts to take the actions required in the time periods stated herein, provided that if he or she should not do so the arbitrator shall not become functus officio.

10.
The Company and the Insurer shall share the fees and disbursements of the arbitrator equally (i.e., on a 50%/50% basis). Each of the Company and the Insurer shall bear its own costs and expenses incurred in connection with prosecuting and/or defending any Dispute, including all fees of law firms, commercial banks, investment banks, accountants, public relations firms, experts and consultants.

11.
All Confidential Information that is provided in connection with any Dispute, and the proceedings relating to any Dispute, shall be subject to the provisions of Section 11.7(b) and Section 11.14, to the extent provided therein.

12.
The parties agree that the foregoing procedures and deadlines are intended to ensure that in all events the final award of any arbitrator with respect to Disputes under Section 2.12 shall be issued not later than 175 days after the conclusion of the PBGC Review Period. Notwithstanding the foregoing, in the event that any amount is finally determined by the arbitrator to be due and owing from the Plan to the Insurer, but the Plan is no longer existing or otherwise does not make such payment within 5 days after such determination, the Company shall promptly make such payment on behalf of the Plan whereupon the Plan shall be released from any obligation to make such payment.

Appendix 2.12 -5
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Appendix 6.6
RBC RATIO CALCULATION METHOD

•
The Insurer's normal-course RBC ratio preparation is completed in a reasonable manner, using reasonable assumptions and in accordance with prevailing regulatory standards consistent with current practices for reporting to management or regulators. [*****]

•
Preparation of the Projected RBC Ratio: From time to time, the Insurer calculates Projected RBC Ratios. Such Projected RBC Ratios are completed in accordance with NAIC prescribed methodologies for the calculation of Risk-Based Capital and Total Adjusted Capital. The NAIC publishes detailed instructions annually for calculating year-end reported RBC ratios using Risk-Based Capital and Total Adjusted Capital (NAIC Life Risk-Based Capital Report Including Overview and Instructions for Companies); the Insurer's projections of its year-end RBC ratio utilize the same formula as these instructions. Such projections also incorporate NAIC changes to the extent Prudential expects that these changes are expected to be adopted by the NAIC and effective for the forecasted period.

•	[*****]

◦	[*****]

◦	[*****]

•	For purposes of asserting an Insurer MAC, the Insurer will [*****]

◦	[*****]

◦	[*****]

◦	[*****]

•	[*****]

•	[*****]

•	[*****]

▪	“Covered Period” means the period between the DTFA Execution Date and the earlier of the Closing Date and the Outside Date.

Appendix 6.6 -1
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Appendix 6.7
Administrative Transition Process
This Appendix 6.7 sets forth the actions that the Insurer, Fidelity Workplace Services, LLC (the “Recordkeeper”) and the Plan will take at the times identified on the table below. The purpose of these actions is to transfer all administrative functions to the Insurer sufficiently prior to the Closing so that the Insurer can make payments to Annuitants from and after the Annuity Commencement Date.
All Delivery Dates after August 24, 2012 assume the prior delivery to a party responsible for a deliverable of relevant materials needed from other parties, on or prior to the required Delivery Dates set forth in this Appendix 6.7, including cooperation of other parties in resolving any open issues.
Defined Terms
“Check Register” means an electronic list showing gross amounts, net amounts and deductions with respect to payments to each Annuitant which may be included in a Data Load File.
“Data Load File” means a data file reflecting Covered Lives, Contingent Lives and Beneficiaries, as such file is populated by the Recordkeeper based on information from the Recordkeeper's internal systems including updates, corrections and new information since preparation of the prior Data Load File.

Deliverable	Delivery Date	Action by Company	Action by Recordkeeper	Action by Insurer
Preliminary Information - Data Load File & Check Register (data supporting September 2012 payments) First file that includes results of Lump-Sum Elections	September 7, 2012	Provide for delivery by Recordkeeper of Data Load File	Deliver Data Load File	• Begin data cleanse on Non-Solicited Lives • Begin data cleanse on Solicited Lives
Information Update - Data Load File & Check Register (data supporting October 2012 payments)	September 24, 2012 and supplemented on October 2, 2012	Provide for delivery by Recordkeeper of Data Load File	Deliver Data Load File	• Continue data cleanse on Non-Solicited Lives • Continue data cleanse on Solicited Non-Electing Lives
Second Information Update - Data Load File & Check Register (data supporting November 2012 payments) and any Data Change Reports	October 26, 2012	Provide for delivery by Recordkeeper of Data Load File	Deliver Data Load File	• Continue data cleanse on Non-Solicited Lives • Continue data cleanse on Solicited Non-Electing Lives
Interim Post-Closing Adjustment - Data Load File & Check Register (data supporting December 2012 payments)	November 21, 2012	Provide for delivery by Recordkeeper of Data Load File	Deliver Data Load File	• Receive and load data to Insurer recordkeeping systems

Appendix 6.7 -1
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Appendix 8.2(d)
INSURER GOVERNMENTAL APPROVALS
The Insurer considers the following agreements and documents as regulatory approvals “Required for Closing”:

1.	Group Annuity Contract: has been approved by the New York State Department of Financial Services.

2.
Amendment to Contract 300 Article P transferring liability for lives not in pay status under Contract 300 Article P but with a guaranteed annuity under such contract to a new group annuity contract, such contract to be determined by mutual agreement: has been approved by the Michigan Office of Financial & Insurance Regulation.

3.	Plan of Operations: has been approved by the New York State Department of Financial Services and New Jersey Department of Banking and Insurance.

4.	Annuity Certificates: require filings with and approvals from the following states:

◦	New York
The Insurer is seeking the following regulatory approvals in accordance with the terms of the Agreement, but such approvals are not “Required for Closing”:

5.	Annuity Certificates: require certificate filings with and approvals from the following states:

◦	Arkansas

◦	Idaho

◦	Iowa

◦	Florida

◦	Louisiana

◦	Minnesota

◦	Mississippi

◦	Montana

◦	New Hampshire

◦	Ohio

Appendix 8.2(d) -1
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◦	Oklahoma

◦	South Dakota

◦	Vermont

◦	Washington

◦	West Virginia

Appendix 8.2(d) -2
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Appendix 8.2(e)
plan Governmental Approvals
The relevant notification shall have been sent by the Company to the PBGC in respect of the contemplated transactions and the 60 day statutory waiting period shall have expired without the issuance of a notice of non-compliance (or, if such notice of non-compliance has been issued, any non-compliance issues shall have been resolved to the reasonable satisfaction of the Parties).

Appendix 8.2(e) -1
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Date: [November 1, 2012]
Exhibit A
Transferred Assets Schedule

Total Contribution Amount (as of [November 1, 2012])	[$•]
A. CONTRIBUTION PREVIOUSLY RECEIVED [*****] Agreed Market Value of [*****] (as of [October [•], 2012])	[$•]
B. ADJUSTED CONTRIBUTION [*****] Agreed Market Value of Adjusted Contribution Amount [*****] (as of [October [•], 2012])	[$•]
C. ADJUSTED CONTRIBUTION [*****], IF ANY Agreed Market Value of Adjusted Contribution Amount to [*****] (as of [October [•], 2012])	[$•]
Agreed Market Value of Assets Retained by and Transferred to Prudential	[$•]

Appendix A -1
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Date: [November 1, 2012]
Attachment A to Transferred Assets Schedule Closing
CONTRIBUTION PREVIOUSLY RECEIVED BY [*****] (as of MM/DD/YY)

Cash Assets: $ ________________
Fixed Income Assets: $_____________________
Total: $_____________________

Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL

Appendix A -2
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Date: [November 1, 2012]
Attachment B to Transferred Assets Schedule Closing
ADJUSTED CONTRIBUTION TO [*****] (as of MM/DD/YY)
Cash Assets: $ ________________
Fixed Income Assets: $_____________________
[*****] Assets: $_____________________
Promissory Note: $_____________________
Other Assets: $_____________________
Total: $_____________________
Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[*****]

[*****]	NEWCO [*****]	[*****]	[*****]	[OTHER]

SUB TOTAL
Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL

Appendix A -3
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Promissory Note
Principal Amount of Promissory Note: $_____________________

Appendix A -4
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Date: [November 1, 2012]

Attachment C to Transferred Assets Schedule Closing
ADJUSTED CONTRIBUTION TO [*****], IF ANY (as of MM/DD/YY)
Cash Assets: $ ________________
Fixed Income Assets: $_____________________
[*****] $_____________________
Promissory Note: $_____________________
Other Assets: $_____________________
Total: $_____________________
Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[*****]

[*****]	NEWCO	[*****]	[*****]	[OTHER]

SUB TOTAL
Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL

Appendix A -5
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Promissory Note
Principal Amount of Promissory Note: $_____________________

Appendix A -6
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Date: [December 15, 2012]

Transferred Assets Schedule post-closing2

Initial Total Contribution Amount determined on [November 1, 2012]:	[$•]
Re-Calculated Total Contribution Amount determined on [December 15, 2012]:	[$•]
Underpayment (Overpayment) of Adjusted Contribution Amount resulting from Change in Total Contribution Amount between [November 1, 2012] and [December 15, 2012]:	[$•]
Market Value of Transferred Securities valued as of [October 31, 2012] as determined on [November 1, 2012]	[$•]
Market Value of Transferred Securities valued as of [October 31, 2012] as determined on [December 15, 2012]:	[$•]
Underpayment (Overpayment) resulting from revised assessment of [October 31, 2012] Market Value between determination on [November 1, 2012] and determination on [December 15, 2012]:	[$•]
Payment to Prudential (from Prudential): Total To (From) [*****] To (From) [*****]	[($•] [($XXX,XXX,XXX)] [($XXX,XXX,XXX)]
A. AGGREGATE CONTRIBUTION RETAINED BY OR RECEIVED [*****] at Closing:
Agreed Market Value as of [October 31, 2012] determined on [November 1, 2012]:	[$XXX,XXX,XXX]
Agreed Market Value as of [October 31, 2012] determined on [December 15, 2012]: Amount of Decrease (Increase) from[October 31, 2012]:	[$XXX,XXX,XXX] [$XXX,XXX,XXX]
B. AGGREGATE CONTRIBUTION RETAINED OR RECEIVED BY [*****], IF ANY

Agreed Market Value as of [October 31, 2012] determined on [November 1, 2012]:

Agreed Market Value as of [October 31, 2012] determined on [December 15, 2012]:

Amount of Decrease (Increase) from[October 31, 2012]:
[$XXX,XXX,XXX] [$XXX,XXX,XXX] [$XXX,XXX,XXX]
_________________
2 Note: Form of Transferred Assets Schedule to be used in connection with each of the Interim Post-Closing Final Premium and Post-Closing Final Premium. Promissory Note will not be included on Transferred Assets Schedule delivered in connection with the Post-Closing Final Premium.

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Date: [December 15, 2012]
Attachment A to Transferred Assets Schedule Post-Closing
AGGREGATE CONTRIBUTION RETAINED BY OR RECEIVED BY [*****] ON [NOVEMBER 1, 2012]
(Showing market values as of [October 31, 2012] as determined on [November 1, 2012] compared to as determined on [December 15, 2012])

Contributions as determined on [December 15, 2012]:
Cash Assets: $______________________
Fixed Income Assets: $______________________
[*****] $______________________]3
Promissory Note: $______________________
Other Assets: $______________________
Total Assets: $______________________

Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[*****]

[*****]	NEWCO	[*****]	[*****]	[OTHER]

SUB TOTAL
____________
3 Promissory Note will not be included on Transferred Assets Schedule delivered in connection with the Post-Closing Final Premium.

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Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL
[Promissory Note]4
[Principal Amount of Promissory Note: $_____________________]
Contribution as determined on [November 1, 2012]:
Cash Assets: $ ______________________
Fixed Income Assets: $______________________
[*****] $______________________]
Promissory Note: $______________________
Other Assets: $______________________
Total Assets: $______________________
CONFIDENTIAL

_______________________
4 Promissory Note will not be included on Transferred Assets Schedule delivered in connection with the Post-Closing Final Premium.

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Date: [December 15, 2012]
Attachment B to Transferred Assets Schedule Post-Closing
AGGREGATE CONTRIBUTION RETAINED BY OR RECEIVED BY [*****], IF ANY, ON [NOVEMBER 1, 2012]
(Showing market values as of [October 31, 2012] as determined on [November 1, 2012] compared to as determined on [December 15, 2012])

Contributions as determined on [December 15, 2012]:
Cash Assets: $ _______________________
Fixed Income Assets: $_______________________
[*****] $_______________________
[Promissory Note: $_______________________]5
Other Assets: $_______________________
Total Assets: $_______________________

Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[*****]

[*****]	NEWCO	[*****]	[*****]	[OTHER]

SUB TOTAL

________________
5 Promissory Note will not be included on Transferred Assets Schedule delivered in connection with the Post-Closing Final Premium.

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Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL
[Promissory Note]6
[Principal Amount of Promissory Note: $_____________________]
Contribution as determined on [November 1, 2012]:
Cash Assets: $ _______________________
Fixed Income Assets: $_______________________
[*****] $_______________________]
Other Assets: $_______________________
Promissory Note: $_______________________
Total Assets: $_______________________

__________________
6 Promissory Note will not be included on Transferred Assets Schedule delivered in connection with the Post-Closing Final Premium.

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Exhibit B
Form of PLAN TRUSTEE AGREEMENT
This PLAN TRUSTEE AGREEMENT (this “Agreement”) is dated as of [•], and effective as of [DTFA Closing], by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), the independent fiduciary of the General Motors Retirement Program for Salaried Employees (the “Plan”) with authority and responsibility to represent the Plan and its participants and beneficiaries in regard to the transactions set forth herein (the “Independent Fiduciary”) and the trustee of the Plan intended to hold the non-participating group annuity contract issued by the Insurer substantially in the form of Appendix 1.1 to the DTFA (the “Group Annuity Contract”), in its capacity as trustee for one or more trusts that hold Plan assets (the “Plan Trustee”). The Insurer, the Independent Fiduciary and the Plan Trustee are referred to collectively herein as the “Parties.”
RECITALS
WHEREAS, the Insurer, Prudential Financial, Inc., the Independent Fiduciary and General Motors LLC have entered into an Amended and Restated Definitive Transaction Framework Agreement, dated as of October 31, 2012 and effective as of May 30, 2012 (the “DTFA”);
WHEREAS, from time to time pursuant to the terms of the DTFA, the Independent Fiduciary will direct the Plan Trustee to pay certain amounts to the Insurer and to take certain other actions;
WHEREAS, the DTFA contemplates that the Plan Trustee will make the payments and take such actions if and when the Independent Fiduciary gives it an instruction to do so subject to the terms and conditions of the DTFA;
WHEREAS, the Independent Fiduciary, in its capacity as an investment manager as defined in § 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), has the authority to (i) direct the Plan Trustee to pay such amounts and take such actions and (ii) direct the Plan Trustee to enter into this Agreement, in each case in the Plan Trustee's capacity as trustee for one or more trusts that hold Plan assets; and
WHEREAS, the Independent Fiduciary has determined that the transactions contemplated by the DTFA, including the entering into and amendment of the Group Annuity Contract, and the transferring of certain assets in connection therewith, satisfies ERISA, including but not limited to the requirements of Department of Labor Interpretive Bulletin 95-1.
NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the Parties hereto agree as follows:
Section 1.    Independent Fiduciary Directions. The Plan Trustee covenants and agrees for the benefit of the Insurer that it shall promptly and unconditionally comply with any direction given to it by the Independent Fiduciary that directs the Plan Trustee to (a) pay to the Insurer any amounts, (b) pay to the Insurer an amount equal to the outstanding principal amount of the Promissory Note (as defined in the DTFA) if and to the extent the Insurer declares such Promissory Note an [**********] (as defined in the DTFA) pursuant to Section 6.13(b) of the DTFA within five days of the date the Insurer shall have delivered written notice to the Plan Trustee, with a copy to the Independent Fiduciary, setting forth (i) the amount of such payment, (ii) the date on which such payment shall be made and (iii) wire instructions for

Exhibit B -1
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the Insurer-designated account to which such payment shall be made, or (c) take any other actions in relation to the Insurer, including, without limitation, executing amendments to the Group Annuity Contract.
Section 2.    Representations and Warranties. Each Party represents and warrants to each of the other Parties that, as of the date hereof, such Party has received all appropriate approvals and authorizations and no other action on the part of such Party or any other person or entity is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by such Party under this Agreement. This Agreement is duly executed and delivered by such Party and is a valid and binding obligation of such Party and enforceable such Party, in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting the enforcement of creditors' rights generally and by general equitable principles.
Section 3.    Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless the same will be in writing and signed by each party thereto, except as expressly provided herein. No waiver of any breach of this Agreement will be construed as an implied amendment or agreement to amend or modify any provision of this Agreement. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, will be valid unless the same will be in writing and signed by the Party making such waiver, nor will such waiver be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent default, misrepresentation or breach of warranty or covenant. No conditions, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement will be binding unless this Agreement is amended or modified in writing pursuant to the first sentence of this Section 3. Except where a specific period for action or inaction is provided herein, no delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof.
Section 4.    Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties.
Section 5.    Notices. All notices, requests, demands, claims and other communications hereunder will be in writing except as expressly provided herein. Any notice, request, demand, claim or other communication hereunder will be deemed duly given (a) when delivered personally to the recipient; or (b) 1 business day after being sent to the recipient by reputable overnight courier service (charges prepaid), addressed as set forth below, with copies provided by email to those indicated below (including the recipient):

If to the Plan Trustee:	[Company]
[Street Address]
[City, State, Zip Code, Country]
Attention:    [Contact]
Email:        [Email]

Exhibit B -2
NYI-4483150v3

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With a copy (which will not constitute notice to the Company) to:
[Firm]
[Street Address]
[City, State, Zip Code]
Attention:    [Contact]
Email:        [Email]

If to the Insurer:	[Company]
[Street Address]
[City, State, Zip Code, Country]
Attention:    [Contact]
Facsimile:    [Facsimile Number]
With a copy (which will not constitute notice to the Insurer) to:
[Firm]
[Street Address]
[City, State, Zip Code]
Attention:    [Contact]
Email:        [Email]

If to Independent Fiduciary:	[Independent Fiduciary]
[Street Address]
[City, State, Zip Code, Country]
Attention:    [Contact]
Email:        [Email]
With a copy (which will not constitute notice to Independent Fiduciary) to:
[Firm]
[Street Address]
[City, State, Zip Code]
Attention:    [Contact]
Email:        [Email]
Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this Section 5.
Section 6.    Governing Law. Except to the extent preempted by applicable Federal law, this Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without regard to any principles of conflicts of law thereof that are not mandatorily applicable by law and would permit or require the application of the laws of another jurisdiction.
Section 7.    Submission to Jurisdiction; Service of Process. Each of the Parties irrevocably and unconditionally submits to the jurisdiction of any state or federal court, and only federal court if diversity

Exhibit B -3
NYI-4483150v3

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of Parties exists, sitting in New York County, New York in any Dispute arising out of or relating to this Agreement and agrees that all claims in respect of such action may be heard and determined in any such court. Each Party also agrees not to bring any action arising out of or relating to this Agreement in any other court. Each of the Parties irrevocably and unconditionally waives any objection to personal jurisdiction, venue, and any defense of inconvenient forum to the maintenance of, any action so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 5; provided, however, that nothing in this Section 7 will affect the right of any Party to serve legal process in any other manner permitted by law or in equity.
Section 8.    Waivers of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
Section 9.    Specific Performance. The Parties agree that irreparable damage may occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party will be entitled to an injunction or injunctions to prevent breaches of this Agreement by the breaching Party and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which such Party is entitled at law or in equity. The Parties further agree that by seeking the remedies provided for in this Section 9, a Party will not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement (including monetary damages) if the remedies provided for in this Section 9 are not available or otherwise are not granted.
Section 10.    No Third Party Beneficiaries. This Agreement will not confer any rights or remedies upon any person or entity other than the Parties and the respective successors and permitted assigns of the foregoing.
Section 11.    Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered to the recipients in Section 5 by electronic communications by portable document format (.pdf), each of which will be deemed an original.
[Remainder of page intentionally left blank.]

Exhibit B -4
NYI-4483150v3

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
[PLAN TRUSTEE]
By:______________________________________________
Name:
Title:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:______________________________________________
Name:
Title:

STATE STREET BANK AND TRUST COMPANY, solely in its capacity as Independent Fiduciary of the General Motors Retirement Program for Salaried Employees

By:______________________________________________
Name:
Title:

Exhibit B -5
NYI-4483150v3

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Date: [        ]
Exhibit C

FORM OF FINAL ASSET STATEMENT

Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY

SUB TOTAL
[*****]

[*****]	NEWCO [*****]	[*****]	[*****]	[OTHER]

SUB TOTAL
Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]

SUB TOTAL
Promissory Note
Principal Amount of Promissory Note: $_____________________

Exhibit C -1
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Exhibit D

[FORM OF NOTICE OF TERMINATION]

TO: [*****]

DATE: [_______________]

_________________________________________________________________________________

Reference is made to the Investment Management Agreement, made as of May 25, 2012 (the “Agreement”), by and among General Motors Investment Management Corporation (“GMIMCo”), in its capacity as the Named Fiduciary (as such term is defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for investments of the General Motors Retirement Program for Salaried Employees (the “Salary Plan”), The Prudential Insurance Company of America, an entity organized under the laws of New Jersey (“Prudential”), and [*****]

Capitalized terms used herein and not defined have the same meanings as are ascribed thereto in the Agreement.

This serves as notice to you from GMIMCo and Prudential under Section 16(a) of the Agreement that the Agreement shall terminate effective [______________________].

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: _________________________ Title: GENERAL MOTORS INVESTMENT MANAGEMENT CORPORATION By:_________________________ Title

Exhibit D -1
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Exhibit E

Form of
First Plaza Group Trust and White Plaza Group Trust

Secured Promissory Note

with a Principal Amount of $[•]

Due December 31, 2012
No. 1        [•]
For value received, First Plaza Group Trust and White Plaza Group Trust (each an “Issuer” and, collectively, the “Issuers”), each solely for the benefit of the General Motors Retirement Program for Salaried Employees, promises to pay The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”) as the holder of this Secured Promissory Note (this “Note”) the sum of $[•] (the “Principal Amount”) by 2:00 p.m. Eastern time on December 31, 2012 (the “Maturity Date”) in accordance with the terms set forth on the reverse of this Note, including but not limited to the method of payment, which terms are hereby incorporated into and made part of this Note.
The Issuers issued this Note in connection with that certain Amended and Restated Definitive Transaction Framework Agreement, dated as of October 31, 2012 and effective as of May 30, 2012 (the “DTFA”). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the DTFA.
The purpose of this Note is to pay a portion of the Closing Final Premium due under the DTFA as contemplated therein.

Exhibit E -1
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IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed on its behalf.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, solely in its capacity as directed trustee for First Plaza Group Trust (solely for the benefit of the General Motors Retirement Program for Salaried Employees), and not in its individual capacity

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, solely in its capacity as directed trustee for White Plaza Group Trust (solely for the benefit of the General Motors Retirement Program for Salaried Employees), and not in its individual capacity

By: _________________________ Name: Title:	By: _________________________ Name: Title:

Exhibit E -2
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(REVERSE OF NOTE)

First Plaza Group Trust and White Plaza Group Trust

Secured Promissory Note
LEGEND
THIS NOTE AND ANY SECURITY ENTITLEMENT IN RESPECT OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS ISSUED THEREUNDER (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

Exhibit E -3
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1.Principal and Interest. This Note shall mature and the Principal Amount, if any, shall be due and payable in full on the Maturity Date. If at any time the Principal Amount of this Note is equal to $0, this Note shall automatically and immediately be cancelled and of no further effect and, notwithstanding anything to the contrary herein, the Issuers shall have no further obligations under this Note. [*****] will be due or payable under this Note.

2.Collateral.

(a)    As security for the timely payment in full of all of the Principal Amount, First Plaza Group Trust hereby grants, pledges and assigns to the Insurer a continuing security interest in and lien on all of First Plaza Group Trust's right, title and interest in, to and under (i) account number [*****] that First Plaza Group Trust established under the name “[*****]” (such account, the “Collateral Account”), and (ii) the U.S. Treasury securities and Cash in an amount equal to the Principal Amount, and any proceeds collected on, distributed on account of or otherwise derived therefrom or substituted therefor as contemplated hereunder (collectively, the “Note Collateral”), in each case, whether now existing or arising or hereafter acquired, while such Note Collateral is held in the Collateral Account. First Plaza Group Trust represents and warrants to the Insurer that it holds the Note Collateral and Collateral Account free and clear of any Lien, other than any Lien created by operation of Law in respect of restrictions on the transfer of securities (“Non-Restricted Liens”), except for the security interest therein granted to the Insurer hereunder.
(b)    Prior to the issuance of this Note, First Plaza Group Trust established the Collateral Account into which has been deposited U.S. Treasury securities or Cash with a value as of the closing of business on the Business Day prior to the date hereof, as such value is determined using bid prices from the Bloomberg system as of the closing of business on the Business Day prior to Closing, at least equal to the amount of the Principal Amount. First Plaza Group Trust represents and warrants to the Insurer that, as of the date hereof, the J.P. Morgan Positions report of the Collateral Account attached hereto as Annex A is true, correct and complete in all material respects and agrees that, until the Principal Amount of this Note is reduced to zero, the Collateral Account shall only hold U.S. Treasury securities or Cash. For so long as any amount remains outstanding under this Note, First Plaza Group Trust shall not and shall take no direction to (i) withdraw from the Collateral Account any of the Note Collateral or the proceeds thereof, unless First Plaza Group Trust has first deposited into the Collateral Account an amount of U.S. Treasury securities or Cash with a value (determined as of the date of deposit in accordance with Appendix 2.6 of the DTFA) equal to or greater than the amount it proposes to withdraw and promptly thereafter provides the Insurer with an updated J.P. Morgan Positions report of the Collateral Account substantially in the form of Annex A, (ii) enter into any control agreement or similar arrangement related to the Collateral Account or (iii) grant, pledge, assign or suffer to exist any Lien in the Note Collateral or the Collateral Account, except for Non-Restricted Liens, or to otherwise permit any Lien to be filed against the Note Collateral or the Collateral Account, except for Non-Restricted Liens and the security interest granted to the Insurer hereunder. Notwithstanding the foregoing, after the payment of any portion of the Principal Amount under this Note, First Plaza Group Trust may withdraw Note Collateral with a value (determined as of the date of such payment in accordance with Appendix 2.6 of the DTFA) equal to such payment, provided that the Note Collateral remaining in the Collateral Account after such

Exhibit E -4
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withdrawal shall have a value (determined as of the date of such withdrawal in accordance with Appendix 2.6 of the DTFA) equal to or greater than the outstanding Principal Amount.
(c)    In connection with the grant of the security interests in Section 2(a), First Plaza Group Trust agrees to take all actions reasonably requested by the Insurer that may be necessary or desirable under all applicable Laws to cause such security interest to be created, exist and attach and to protect and perfect the interest of the Insurer against all other Persons and ensure that the security interest granted by First Plaza Group Trust to the Insurer in Section 2(a) is senior and prior in all respects to any creditors claiming an interest in and to the Note Collateral or the Collateral Account, and to assist the Insurer, as reasonably requested, in filing UCC-1 financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the security interest transferred and granted by First Plaza Group Trust to the Insurer by Section 2(a) with respect to the Note Collateral and Collateral Account. First Plaza Group Trust hereby authorizes the Insurer, to take any action which may be necessary under the Uniform Commercial Code in any applicable jurisdiction to perfect and to maintain the perfection and priority of the Insurer's interest in the Note Collateral and the Collateral Account, including, without limitation, the filing of a UCC-1 financing and continuation statement in the form attached as Annex B in any applicable jurisdiction. First Plaza Group Trust also ratifies its authorization for the Insurer or its assignee to have filed in any Uniform Commercial Code jurisdiction the UCC-1 financing statement attached as Annex B on October 31, 2012.
(d)    The Insurer agrees to promptly take all actions necessary to release its security interest as payment is made pursuant to this Note such that the aggregate value of the security interest held pursuant to this Note shall not exceed the Principal Amount outstanding on the Note. The Insurer shall promptly release any remaining security interest once the Note is paid in full. In connection with the foregoing, the Insurer agrees to promptly provide to First Plaza Group Trust such UCC termination statements, or other evidence of satisfaction and release of the security interests as First Plaza Group Trust may reasonably request.
(e)    Any term or provision of this Note to the contrary notwithstanding, if the Issuers default under the method of payment set forth in Section 3 hereof, the recourse against the Issuers will be limited to the Note Collateral and Collateral Account and the Issuers shall not have personal liability with respect to this Note; provided that, following the Maturity Date, no terms or provisions of this Note shall impair the Insurer's ability to put this Note back to State Street Bank and Trust Company, in its capacity as Plan Trustee, for an amount equal to any outstanding Principal Amount in accordance with the DTFA.
3.Method of Payment. All payments hereunder will be made as set forth below, in the order set forth below, and will reduce the Principal Amount of this Note when so made.

(a)As of any date, by the Issuers' in-kind transfer of the [*****] set forth on Schedule A to the Insurer, in the manner set forth on Appendix 2.1-A of the DTFA, at the values determined for each such [*****] as of the close of business on the Business Day prior to the Closing Date as set forth on Schedule A hereto;

Exhibit E -5
NYI-4483150v3

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(b)As of any date, if a [*****] set forth on Schedule A is not able to be transferred to the Insurer because the required [*****] such [*****] have not been obtained, then the applicable Issuer shall not transfer such [*****] to the Insurer, and the Issuers shall instead transfer additional [*****] set forth on Schedule A (at the values determined for each such [*****] as of the Closing Date, as set forth on Schedule A hereto) to replace such [*****] from Schedule A that are not able to be transferred. Such interests from Schedule A will be chosen beginning with the next [*****] on Schedule A and each immediately following [*****] (without regard to, for purposes of selection, the Issuer holding such [*****]), and so on; provided, however, that if (i) with respect to any such [*****], [*****] have not been obtained as of the Maturity Date or (ii) the next [*****] to be transferred pursuant to this sentence would cause the aggregate value of all [*****] transferred in satisfaction of the Note (as such values are identified on Schedule A) to exceed the Principal Amount, then the Issuers will transfer the next [*****] on Schedule A instead, repeating this process until either Schedule A has been exhausted or each remaining [*****] on Schedule A that has not been transferred would cause the amount of [*****] to be transferred to be in excess of the Principal Amount.

(c)Not later than 2:00 p.m. Eastern time on the Maturity Date, the Issuers shall pay an amount (or such amount shall be paid on their behalf) equal to the difference between (i) the Principal Amount of this Note as of the date hereof and (ii) the aggregate value of [*****] that the Issuers transfer to the Insurer pursuant to clause (a) and clause (b) above, in Cash to an account designated by the Insurer or by the in-kind transfer of Public Bonds (valued as of the close of business on the Business Day immediately prior to the transfer date) in the manner, and using the valuation procedures, set forth in the DTFA.

(d)For the avoidance of doubt, (1) the Issuers shall only transfer that portion of any [*****] set forth on Schedule A that is beneficially owned by the General Motors Retirement Program for Salaried Employees, and the Issuers' transfer of such [*****] shall only be effective with respect to that portion of such [*****] beneficially owned by General Motors Retirement Program for Salaried Employees and (2) the release of signature pages by the parties to any [*****] prior to 2:00 p.m. on the Maturity Date shall be deemed a transfer in satisfaction of this Promissory Note even if the effective time of such transfer may occur later on that date.

4.No Additional Amounts. All amounts due in respect of this Note shall be paid without the Issuers applying withholding or deduction for or on account of any present or future taxes, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any Governmental Authority. For the avoidance of doubt, the [*****] that may be used to satisfy this Promissory Note are valued in accordance with Appendix 2.6 of the DTFA, which takes into [*****] with respect to each Issuers' ownership of such [*****], which may itself have already been reduced for any withholding or deduction for or on account of any present or future taxes, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any Governmental Authority.

5.Duties and Taxes. The Issuers shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any Governmental Authority or any political subdivision thereof or taxing authority of or in the foregoing with respect to the initial issuance of this Note.

6.Obligations Not Impaired. No provision of this Note shall alter or impair the obligation of the Issuers to pay the Principal Amount of this Note as herein prescribed.

Exhibit E -6
NYI-4483150v3

CONFIDENTIAL

7.Governing Law. This Note shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to any principles of conflicts of law thereof that are not mandatorily applicable by Law and would permit or require application of the Laws of another jurisdiction.

8.Successors and Assigns. This Note may not be assigned by the Insurer or an Issuer without the prior written consent of the other party, and the consent of the Plan Investment Fiduciary; provided that no consent of any Person shall be required in connection with the Insurer's right to (a) put this Note back to State Street Bank and Trust Company, in its capacity as Plan Trustee, as an Excluded Asset in accordance with the DTFA or (b) transfer this Note to an Affiliate of the Insurer following the Maturity Date if any portion of the Principal Amount remains outstanding as of the date of such transfer, provided, that the Insurer shall promptly give notice of such transfer to the Issuers and the Independent Fiduciary. All references herein to an “Issuer” and the “Insurer” shall be deemed to apply to their respective successors and assigns.

9.Notices. All notices, requests, demands, claims, certifications and other communications hereunder will be in writing except as expressly provided herein. Any notice, request, demand, claim or other communication hereunder will be deemed duly given (a) when delivered personally to the recipient; (b) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), addressed as set forth below; or (c) when transmitted, if transmitted by facsimile, with confirmation of successful transmission received by the sender, with copies provided by email, if any, to those indicated below (including the recipient):

A. If to an Issuer:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Attention: Denise Sisk, Managing Director
E-mail: denise_sisk@ssga.com

With a copy (which will not constitute notice to an Issuer) to:

K&L Gates LLP
K&L Gates Center
210 Sixth Avenue
Pittsburgh, PA 15222
Attention: Charles R. Smith
E-mail: charles.smith@klgates.com

General Motors LLC
300 Renaissance Center
Detroit, MI 48265
Attention: Director, Pensions Funding,
Treasurer's Office
Email: alfred.kibe@gm.com

General Motors LLC
300 Renaissance Center

Exhibit E -7
NYI-4483150v3

CONFIDENTIAL

Detroit, MI 48265
Attention: Associate General Counsel - Manufacturing and Labor Relations
Email: francis.s.jaworski@gm.com

JPMorgan Chase Bank, N.A.
1 Chase Manhattan Plaza, 19th Floor
New York, NY 10005
Attention: Reymar Torres, Vice President
E-mail: reymar.s.torres@jpmorgan.com

B. If to the Insurer:

Prudential Insurance Company of America
200 Wood Avenue South
Iselin, NJ 08830
Attention: Dylan Tyson
Facsimile: (732) 482-6878

With a copy (which will not constitute notice to the Insurer) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Nicholas Potter
Sarah Fitts
Email: nfpotter@debevoise.com
sawfitts@debevoise.com

10.Severability. In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.Headings. The paragraph headings herein are for convenience of reference only and shall not affect the construction hereof.

12.Authentication. This Note shall not be valid until authenticated by the signature of each Issuer, or an authenticating agent of each Issuer, on the face hereof.

13.Issuers' Trustee. Notwithstanding any provision in this Note to the contrary, each of the Insurer and the Issuers acknowledges and agrees as follows:

(a)    JPMorgan Chase Bank, National Association, the directed trustee of the Issuers (the “Issuers' Trustee”) is acting solely in its capacity as a directed trustee in executing and delivering this Note.
(b)    Pursuant to the General Motors Retirement Program for Salaried Employees (the “Plan”), the Annuity Committee is the named fiduciary with responsibility to select and monitor an independent fiduciary to represent the Plan in connection with the purchase of a group annuity contract from the Insurer. The Annuity Committee has appointed State Street Bank and Trust Company as the independent

Exhibit E -8
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fiduciary (“Independent Fiduciary”) for such purpose, and, pursuant to each of the First Plaza Group Trust Agreement and White Plaza Group Trust Agreement, the Independent Fiduciary is directing the Issuer's Trustee to enter into this Promissory Note for the purpose of facilitating the purchase of that group annuity contract.
(c)    In such capacity, the Issuers' Trustee has no duty or power to exercise any discretion regarding the Issuers' issuance of this Note, but rather acts solely at the direction of State Street Bank and Trust Company, in its capacity as the independent fiduciary of the Plan, as to such matters.
(d)    All representations, warranties, acknowledgments, agreements and obligations under this Note that are made by the Issuers' Trustee, are made as directed trustee.
(e)    The Issuers' Trustee is executing this Note solely in its capacity as the directed trustee of the First Plaza Group Trust and White Plaza Group Trust and shall not be subject to any individual liability whatsoever under or by reason of this Note or the transactions contemplated by this Note.

* * *

Exhibit E -9
NYI-4483150v3

CONFIDENTIAL

ANNEX A

Collateral Account J.P. Morgan Positions Report

Exhibit E -10
NYI-4483150v3

CONFIDENTIAL

ANNEX B

UCC-1 Statement

Exhibit E -11
NYI-4483150v3

CONFIDENTIAL

SCHEDULE A

TRUST	FUND NAME	NET ASSET VALUE (as determined pursuant to Appendix 2.6 of the DTFA)	UNFUNDED COMMITMENT (as of 6/30/2012)

SUB TOTAL

Exhibit E -12
NYI-4483150v3